As filed with the Securities and Exchange Commission on July 10, 2013

Registration No. 333-187805

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-2

☐ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 3

☐ POST-EFFECTIVE AMENDMENT NO.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

WhiteHorse Finance, Inc.

(Exact name of Registrant as Specified in Charter)

1450 Brickell Avenue, 31st Floor
Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (305) 381-6999

Richard Siegel
H.I.G. WhiteHorse Advisers, LLC
1450 Brickell Avenue, 31st Floor
Miami, Florida 33131
(305) 379-2322

(Name and Address of Agent for Service)

Copies of information to:

Thomas J. Friedmann David J. Harris Dechert LLP 1900 K Street, N.W. Washington, DC 20006 Telephone: (202) 261-3300 Facsimile: (202) 261-3333	Paul K. Risko John A. MacKinnon Sidley Austin LLP 787 Seventh Avenue New York, NY 10019 Telephone: (212) 839-5300 Facsimile: (212) 839-5599

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)(3)
% Senior Notes due	$50,000,000	$6,820.00

(1)	Includes the underwriters’ option to purchase additional Notes.
(2)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.
(3)	Includes amount previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated           , 2013

WhiteHorse Finance, Inc.

$30,000,000

    % Senior Notes due

We are a recently organized, externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to generate risk-adjusted returns primarily by originating secured loans to small-capitalization, or small-cap, companies across a broad range of industries, providing our stockholders with current income and capital appreciation.

H.I.G. WhiteHorse Advisers, LLC serves as our investment adviser. H.I.G. WhiteHorse Administration, LLC serves as our administrator. These entities are affiliates of H.I.G. Capital, LLC, an alternative asset manager founded in 1993 and focused on the small-cap market. H.I.G. Capital, LLC had approximately $12 billion of capital under management as of March 31, 2013.

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act.

We are offering for sale $30,000,000 in aggregate principal amount of     % senior notes due     , which we refer to as the Notes. The Notes will mature on     . We will pay interest on the Notes on March 31, June 30, September 30 and December 31 of each year, beginning on September 30, 2013. We may redeem the Notes in whole or in part at any time or from time to time on or after     at the redemption price discussed under the caption “Specific Terms of the Notes and the Offering — Optional Redemption” in this prospectus. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Notes will be our direct senior unsecured obligations and rank equally in right of payment with existing and future unsecured, unsubordinated indebtedness issued by WhiteHorse Finance, Inc. The Notes have been approved for quotation on The NASDAQ Global Select Market, subject to official notice of issuance, under the symbol “WHFBL”. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes. An active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them. We do not intend to have the Notes rated. If a rating agency assigns the Notes a non-investment grade rating or the Notes are not rated, the Notes may be subject to greater price volatility than similar securities without such a rating. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. We maintain a website at www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. This information will also be available, free of charge, by contacting us at 1450 Brickell Avenue, 31 st Floor, Miami, Florida 33131, Attention: Investor Relations, or by calling us collect at (305) 381-6999. This contact information may also be used to make stockholder inquiries. The SEC also maintains a website at http://www.sec.gov that contains this information.

Neither the SEC nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any of our Notes, you should read the discussion of the material risks of investing in us, including the risk of leverage, in “Risk Factors” beginning on page 13 of this prospectus.

	Per Note	Total
Public offering price	%	$
Underwriting discount and commission	%	$
Proceeds, before expenses, to us(1)	%	$

(1)	We estimate that we will incur approximately $0.3 million (or $0.25 per Note) in expenses in connection with this offering, including the fees and expenses incident to securing any required review by the Financial Industry Regulatory Authority, Inc. (See “Underwriting.”).

The underwriters may also exercise their option to purchase up to an additional $4,500,000 aggregate principal amount of Notes from us at the public offering price, less the underwriting discount, for 30 days after the date of this prospectus to cover over-allotments, if any. If the underwriters exercise this option in full, the total underwriting discount will be $    , and total proceeds, before expenses, will be $     .

The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from            , 2013.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form through The Depository Trust Company, or DTC, will be made on or about            , 2013.

Joint Book-Running Managers

Deutsche Bank Securities	Keefe, Bruyette & Woods A Stifel Company	Citigroup

Co-Lead Managers

Barclays	BB&T Capital Markets

Co-Managers

Sterne Agee	Wunderlich Securities

The date of this prospectus is            , 2013.

* * * * *

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure this prospectus.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

•	“we,” “us,” “our” and “WhiteHorse Finance” refer to WhiteHorse Finance, Inc., a Delaware corporation, and its consolidated subsidiaries, WhiteHorse Warehouse (as defined below) and Bayside Financing S.A.R.L.;
•	“H.I.G. Capital” refers, collectively, to H.I.G. Capital, L.L.C., a Delaware limited liability company, and its affiliates. H.I.G. Capital employs all of WhiteHorse Finance’s investment professionals, as well as those of WhiteHorse Advisers (as defined below), WhiteHorse Administration (as defined below) and their respective affiliates;
•	“Initial Members” refer, collectively, to H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P.;
•	“Unsecured Term Loan”, as amended, refers to the $90 million unsecured term loan between us, H.I.G. Bayside Loan Opportunity Fund II, L.P., as guarantor, and Citibank, N.A., as sole lead arranger;
•	“Credit Facility” refers to the $150 million secured revolving credit facility between WhiteHorse Warehouse, as borrower, and the Lender (as defined below), for which Natixis, New York Branch, provides liquidity support, and the “Lender” refers, collectively, to the asset-backed commercial paper conduit, together with any additional lenders that may join the Credit Facility in the future;
•	“WhiteHorse Warehouse” refers to WhiteHorse Finance Warehouse, LLC, a special purpose Delaware limited liability company and a wholly owned subsidiary of WhiteHorse Finance;
•	“WhiteHorse Advisers” and the “investment adviser” refer to H.I.G. WhiteHorse Advisers, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital;
•	“WhiteHorse Administration” and the “administrator” refer to H.I.G. WhiteHorse Administration, LLC, a Delaware limited liability company and an affiliate of H.I.G. Capital; and
•	the “investment committee” refers to our investment adviser’s investment committee.

On December 3, 2012, we converted from a Delaware limited liability company into a Delaware corporation. In this conversion, WhiteHorse Finance, Inc. succeeded the business of WhiteHorse Finance, LLC, and the members of WhiteHorse Finance, LLC became stockholders of WhiteHorse Finance, Inc. In this prospectus, we refer to these transactions as the “BDC Conversion,” and, where applicable, “shares” refer to our units prior to the BDC Conversion and to shares of common stock in our corporation afterward.

WhiteHorse Finance

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We also elected to be treated as a regulated investment company, or RIC, for tax purposes, under the U.S. Internal Revenue Code of 1986, as amended, or the Code, commencing with our taxable year ended December 31, 2012.

We are a direct lender targeting debt investments in privately held, small-cap companies located in the United States. We define the small-cap market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate, or LIBOR, and have a term of three-to-six years. While we focus principally on originating senior secured loans to small-cap companies, we may also make opportunistic investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

We invest primarily in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

In December 2012, we priced our initial public offering, or the IPO, selling 6,666,667 million shares at a public offering price of $15.00 per share. Concurrent with the IPO, certain persons affiliated with us or our investment adviser purchased an additional 472,673 shares through a private placement transaction exempt from registration under the Securities Act of 1933, as amended, or the Securities Act, at $15.00 per share. In this prospectus, we refer to this private placement transaction as the “Concurrent Private Placement.” As a result of the IPO and the Concurrent Private Placement, we received net proceeds of approximately $99.6 million.

As of March 31, 2013, our investment portfolio consisted of senior secured loans across 14 positions with an aggregate fair value of $233.2 million and a principal balance outstanding of $235.2 million. As of that date, the majority of our portfolio comprised senior secured loans to small-cap borrowers. As of March 31, 2013, our portfolio had an average investment size of $16.8 million, with investment sizes ranging from $1.0 million to $60.9 million, a weighted average unlevered cash current yield of 14.6%, and a yield to maturity of 16.6%, with yields to maturity ranging from 8.2% to 30.4%. Yield to maturity is calculated based on the cost of purchased investments or the fair value of contributed investments, in each case on the date of purchase or contribution, as applicable; and uses the relevant published LIBOR curve as of such date; and assumes (1) all scheduled interest payments are made as scheduled and (2) each investment is held to maturity with no prepayments or losses and is repaid at par upon maturity. Also as of March 31, 2013, the weighted average remaining term of our debt investments was approximately 2.5 years, with remaining terms ranging from 0.3 years to 5.3 years. However, we can offer no assurance that the cash current yield or yield to maturity on our investments will remain at levels equivalent to our existing investment portfolio. These yield calculations reflect gross investment returns with respect to our investments as of March 31, 2013 and do not reflect any reduction of such returns to reflect the corresponding expenses that we incurred during the fiscal period ending on such date.

H.I.G. Capital

H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. H.I.G. Capital was founded in 1993 and, over the past 19 years, has grown by continually enhancing its strategic investment capabilities into additional asset classes within the small-cap market. As of March 31, 2013, H.I.G. Capital managed approximately $12 billion of capital through a number of buyout, credit-oriented and growth capital funds, each of which is focused on the small-cap market. As of such date, H.I.G. Capital operated through domestic offices in Miami, New York, Boston, San Francisco, Dallas, Atlanta and Chicago and international offices in London, Hamburg, Paris, Madrid and Rio de Janeiro, with approximately 260 investment professionals with the operating, strategy and investing experience necessary to execute the firm’s value-added investment strategy. H.I.G. Capital’s investment professionals share a common investment philosophy built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. H.I.G. Capital has built an extensive and proprietary network of informal and unconventional deal sources in the small-cap business community consisting of accountants, attorneys, and other advisors who have access to small-cap companies. We believe that H.I.G. Capital, as an experienced small-cap investor, has a demonstrated ability to identify, source, analyze, invest and monitor investments in the small-cap market.

Our Investment Adviser

Our investment activities are managed by our investment adviser, WhiteHorse Advisers. WhiteHorse Advisers is an affiliate of H.I.G. Capital and is responsible for sourcing potential investments, conducting research and diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments in portfolio companies on an ongoing basis. WhiteHorse Advisers has also agreed to provide us with access to personnel and an investment committee.

WhiteHorse Advisers was organized in May 2012 as a Delaware limited liability company and is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory agreement with WhiteHorse Advisers, or the Investment Advisory Agreement, we pay our investment adviser a base management fee and an incentive fee for its services. See “The Adviser and the Administrator — Investment Advisory Agreement” for a discussion of the base management fee and incentive fee that we have agreed to pay our investment adviser.

WhiteHorse Advisers has entered into a staffing agreement, or the Staffing Agreement, with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to WhiteHorse Advisers and to provide access to its senior investment personnel to enable WhiteHorse Advisers to perform all of its obligations under the Investment Advisory Agreement. We believe that the Staffing Agreement provides our investment adviser with access to deal flow generated by H.I.G. Capital in the ordinary course of business and commits certain members of H.I.G. Capital’s investment committee to serve as members of WhiteHorse Advisers’ investment committee, or the investment committee. In addition, under the Staffing Agreement, H.I.G. Capital is obligated to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. See “Certain Relationships — Investment Advisory Agreement.” Through the Staffing Agreement, our investment adviser takes advantage of the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of H.I.G. Capital’s senior investment professionals.

An affiliate of our adviser, WhiteHorse Administration, provides administrative services necessary for us to operate. See “The Adviser and the Administrator — Administration Agreement” for a discussion of the fees and expenses for which we are required to reimburse WhiteHorse Administration.

Market Opportunity

We believe that market inefficiencies and an imbalance between the supply of, and demand for, capital in the small-cap credit market creates an attractive investment opportunity through the origination of primary loans for the following reasons:

Specialized Lending Requirements.  In our experience, lending to small-cap companies requires more rigorous due diligence and underwriting processes than lending to larger companies. Small-cap companies typically have fewer management resources to dedicate to the borrowing process, and often receive no assistance from financial advisors in this regard. Because of these and other specialized lending requirements, only a limited segment of the lending community has historically served small-cap borrowers.

Reduced Lending by Commercial Banks.  Recent regulatory changes and continued ownership of legacy assets have significantly curtailed banks’ lending capacities. In response, we believe that many commercial banks have deemphasized their service and product offerings to small-cap companies in favor of lending to larger customers. We believe that the relative decline in competition from commercial banks will drive a higher volume of deal flow to us.

Reduced Credit Supply from Non-Bank Lenders.  We believe lending to small-cap companies by hedge funds and other non-bank lenders is constrained, as many such lenders have gone out of business, exited this market or are winding down. Along with reduced lending by commercial banks, we believe that reduced credit supply from non-bank lenders provides a promising environment for originating loans to small-cap companies.

Significant Demand for Credit.  We believe that demand for debt financing from small-cap companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by small-cap companies and the reduced supply of credit described above should increase lending opportunities for us.

Inefficient Market.  We believe there are a number of inefficiencies in the small-cap credit market that will allow us to achieve superior risk-adjusted returns relative to other types of loans. Unlike larger companies, small-cap borrowers may not have a financial advisor and, as a result, may not receive as many financing offers, leading to more favorable financing terms for us, and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in small-cap companies enhance protections and reduce or eliminate intercreditor issues. In addition, small-cap lenders face less competition than lenders to larger companies. As a result, small-cap lenders frequently have greater flexibility in structuring favorable transactions.

Competitive Strengths

We believe we are well-positioned to take advantage of opportunities in the small-cap market due the following competitive strengths:

Leading Small-Cap Market Position.  H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. With approximately $12 billion of capital and 19 years of investment experience focused primarily on small-cap companies as of March 31, 2013, H.I.G. Capital believes it has a specialized knowledge of the small-cap marketplace and expertise in evaluating the issues and opportunities facing small-cap companies throughout economic cycles.

Large and Experienced Team with Substantial Resources.  Our investment adviser has access through the Staffing Agreement to the resources and expertise of H.I.G. Capital’s over 390 employees in twelve offices across the United States, Europe and South America as of March 31, 2013. As of such date, H.I.G. Capital had approximately 260 experienced investment professionals, including 78 professionals dedicated to debt investing. We believe that the quality of these resources provides a significant advantage and will contribute to the strength of our business.

Extensive Deal Sourcing Infrastructure.  Given the inefficiencies of the small-cap market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that for larger companies. Over the past 19 years, H.I.G. Capital has built an extensive and proprietary network of deal sources in the small-cap market consisting of accountants, attorneys and other advisors who have access to these companies. Each of H.I.G. Capital’s approximately 260 investment professionals is involved in deal sourcing and our in-house business development group of 15 deal sourcing professionals further enhances our sourcing network. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us with access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise.  As of March 31, 2013, H.I.G. Capital’s credit platform managed over $5 billion of capital across multiple investment funds supported by 78 dedicated credit investment professionals. These investment professionals bring a depth of experience across a broad range of transaction types, including primary loan originations and distressed debt investments. We believe this experience will provide us with expertise in credit documentation, loan structuring and restructuring negotiations to help protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.  Through its 19 years of investment experience, H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” fundamental analysis which we utilize in order to generate attractive risk-adjusted returns while preserving downside protection. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of March 31, 2013.

Investment Strategy

Our investment strategy is to generate current income and capital appreciation primarily by originating secured loans. Our typical investment size ranges from $10 million to $50 million. We primarily target borrowers in the United States with enterprise values of $50 million to $350 million across a broad range of industries. The proceeds of our loans are used for a variety of purposes, including refinancings of existing debt, acquisition financing, or working capital to support growth or realignment. We focus principally on originating senior secured loans to performing privately-held small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR and have a term of three to six years. While we focus principally on originating senior secured loans to small-cap companies, including first lien and second lien facilities, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, origination and other fees, and dividends. Our typical loans carry a floating interest rate based on LIBOR plus a spread, have a term of three to six years, are secured by all tangible and intangible assets of the borrower and include covenants, monitoring and information rights in favor of the lender.

Organizational Structure

The following shows an organizational chart reflecting our relationship with our investment adviser and administrator as of the date of this prospectus:

Recent Developments

On May 22, 2013, we declared a distribution of $0.355 per share in respect to the quarter ending June 30, 2013. The distribution will be payable on July 3, 2013 to stockholders of record as of June 21, 2013.

On July 9, 2013, we entered into an agreement with the lenders thereto, which amended the terms of the Unsecured Term Loan to subordinate the Unsecured Term Loan to the Notes in right of payment.

Ratio of Earnings to Fixed Charges

For the three months ended March 31, 2013 and the year ended December 31, 2012, our ratios of earnings to fixed charges were 2.6 and 7.2, respectively. See “Ratio of Earnings to Fixed Charges” for more information.

Operating and Regulatory Structure

Our investment activities are managed by WhiteHorse Advisers and supervised by our board, a majority of whom are independent of us, H.I.G. Capital, WhiteHorse Advisers and their respective affiliates.

As a business development company, we are required to comply with certain regulatory requirements. For example, some existing funds controlled by our affiliates and affiliated funds formed in the future and managed by our investment adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If our investment adviser undertakes to manage a new fund in the future, we do not intend to invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. See “Regulation” for more information.

Also, as a business development company, we are generally prohibited from acquiring assets other than qualifying assets unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investments. Under the rules of the 1940 Act, “eligible portfolio companies” include:

•	private U.S. operating companies;
•	public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange) or registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act; and
•	public U.S. operating companies having a market capitalization of less than $250 million.

Public U.S. operating companies whose securities are quoted on the over-the-counter bulletin board and through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies. See “Regulation — Qualifying Assets.”

We elected to be treated for U.S. federal income tax purposes as a RIC under the Code. In order to be treated as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

Use of Leverage

As a business development company, we are permitted under the 1940 Act to borrow funds to finance a portion of our investments. As of March 31, 2013 and December 31, 2012, we had $141.3 million of debt outstanding under the Credit Facility and the Unsecured Term Loan. In addition to the Credit Facility and the Unsecured Term Loan, we expect to use leverage to finance a portion of our investments in the future, consistent with the rules and regulations under the 1940 Act. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay debt when it is disadvantageous to do so.

We expect to incur leverage through either a traditional credit facility, a private securitization vehicle or the issuance of debt securities, rather than through an issuance of preferred stock. We may grant a security interest in up to 100% of our assets under the terms of any debt instruments into which we enter. In addition, under the terms of any credit facility or other debt instruments into which we enter, we may be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to other uses.

The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may borrow from, and issue senior securities to, banks, insurance companies and other lenders. If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. See “Risk Factors — Risks Relating to our Business and Structure — We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Conflicts of Interest

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our investment adviser and its affiliates, including persons that control, or are under common control with, us or our investment adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with, such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside our investment adviser’s and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of H.I.G. Capital and our investment adviser. Under this allocation policy, a calculation based on the type of investment would be applied to determine the amount of each opportunity to be allocated to us. This allocation policy would be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest related to the investment committee, our investment adviser and its affiliates, including their obligations to other clients, that could affect our investment returns” and “Certain Relationships.”

Risk Factors

Investing in us involves a high degree of risk and you could lose all or part of your investment. We refer to certain of these risks below.

•	We have a limited operating history.
•	The lack of experience of our investment adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.
•	The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.
•	The Indenture under which the Notes will be issued will contain limited protection for holders of the Notes.
•	An active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them. We do not intend to have the Notes rated. If a rating agency assigns the Notes a non-investment grade rating or the Notes are not rated, the Notes may be subject to greater price volatility than similar securities without such a rating. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.
•	There are significant potential conflicts of interest related to the investment committee, our investment adviser and its affiliates, including their obligations to other clients, that could affect our investment returns.
•	We are subject to risks associated with small-cap companies.

See “Risk Factors” beginning on page 13 for more information on these and other risks you should carefully consider before deciding to invest in our securities.

Company Information

Our principal executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, telephone number (305) 381-6999. Our corporate website is located at www.whitehorsefinance.com. Information on our website is not incorporated into or a part of this prospectus.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes later in this prospectus under the heading “Description of Our Notes” before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in this prospectus or in the indenture governing the Notes.

Issuer
WhiteHorse Finance, Inc.
Title of the securities
% Senior Notes due
Initial aggregate principal amount being offered
$30,000,000
Over-allotment option
The underwriters may also purchase from us up to an additional $ aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the date of this prospectus.
Initial public offering price
100% of the aggregate principal amount.
Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in New York City as we may designate.
Use of proceeds
We expect to use the net proceeds from selling the senior notes pursuant to this prospectus to reduce outstanding obligations under our Unsecured Term Loan. See “Use of Proceeds.”
Type of Note
Fixed rate note
Listing
The Notes have been approved for quotation on The NASDAQ Global Select Market, subject to official notice of issuance, under the symbol “WHFBL”.
Interest rate
% per year
Day count basis
360-day year of twelve 30-day months,
Original issue date
, 2013
Stated maturity date

Date interest starts accruing
, 2013
Interest payment dates
Every March 31, June 30, September 30, and December 31, commencing September 30, 2013. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period will be the period from and including , 2013 to, but excluding September 30, 2013, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular record dates for interest
Every March 15, June 15, September 15, and December 15, commencing September 15, 2013; if a record date for interest is a non-business day, then that record date will be the next business day.
Specified currency
U.S. Dollars
Place of payment
The City of New York
Ranking of Notes
The Notes will be our direct senior unsecured obligations and will rank:
- equally in right of payment with our other outstanding and future senior unsecured, unsubordinated indebtedness (as described under “Description of Our Notes — Ranking of Notes”);
- senior to our Unsecured Term Loan, which, by its terms, is expressly subordinated in right of payment to the Notes (as described under “Description of Our Notes — Ranking of Notes”);
- senior to any of our future indebtedness that expressly states it is subordinated to the Notes (as described under “Description of Our Notes — Ranking of Notes”);

-

effectively rank behind all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant security) in right of payment, to the extent of the value of the assets securing such indebtedness, including our Credit Facility (as described under “Description of Our Notes — Ranking of Notes”); and

-

structurally subordinated to any existing and future indebtedness of any of our subsidiaries, financing vehicles, or similar entities (as described under “Description of Our Notes — Ranking of Notes”).

Denominations
We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.
Business day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.
Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after , upon not less than 30 days’ nor more than 60 days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.
You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.
Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act and the related rules, regulations and interpretations, to the extent applicable.
If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act, to the extent applicable. Unless we default in payment of the redemption price, on and after the date of redemption interest will cease to accrue on the Notes called for redemption.
Sinking fund
The Notes will not be subject to any sinking fund.
Repayment at option of Holders
Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance
The Notes are subject to defeasance by us, which means that, subject to the satisfaction of certain conditions, including depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that, by their terms, will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates, we can legally release ourselves from all payment and other obligations on the Notes.
Covenant defeasance
The Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that, by their terms, will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates, we will be released from some of the restrictive covenants in the Indenture.
Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, Paying Agent, Registrar and Transfer Agent
American Stock Transfer & Trust Company, LLC
Certain Covenants
The Notes will be issued under an indenture dated as of , 2013, or the Indenture, between us and American Stock Transfer & Trust Company, LLC, trustee. The terms of the Notes and Indenture will restrict us as follows:
• For as long as the Notes remain outstanding, we will not violate, whether or not we are subject to,

Section 18(a)(1)(A), as modified by Section 61(a)(1), of the 1940 Act, each as in effect from time to time, or any successor provisions but giving effect to any exemptive relief granted to the Company by the SEC. See “Risk Factors — Risks Relating to this Offering — Pending legislation may allow us to incur additional debt.”; and

•

If at any time we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee for as long as the Notes remain outstanding (1) our audited annual consolidated financial statements within 90 days of the end of our fiscal year and (2) our unaudited interim consolidated financial statements within 45 days of the end of each fiscal quarter (other than our fourth fiscal quarter). All such financial statements will be prepared in all material aspects in accordance with applicable U.S. generally accepted accounting principles, or GAAP.

Events of Default
As described under “Description of Our Notes — Events of Default,” Events of Default with respect to the Notes include the following:
• We do not pay the principal of, or any premium on, the Notes on the due date.
• We do not pay interest on the Notes within 30 days of the due date.
Global Clearance and Settlement Procedures
Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
Available information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act, which contains additional information about us and the Notes being offered by this prospectus. We file periodic reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.
We maintain a website at www.whitehorsefinance.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: WhiteHorse Finance, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by telephone at (305) 381-6999.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price value of our Notes could decline, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

We have a limited operating history.

We were organized in December 2011 and closed our IPO on December 10, 2012. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially. We anticipate that it will take us six to 12 months following the date of our IPO to invest substantially all of the net proceeds of the IPO and the Concurrent Private Placement in accordance with our investment objectives and strategies, in part because privately negotiated investments in illiquid securities or private small-cap companies require substantial due diligence and structuring. During this period, we intend to invest the remaining net proceeds of the IPO and the Concurrent Private Placement in short-term investments, such as cash and cash equivalents. We expect we will earn yields substantially lower than the interest income that we anticipate receiving from investments in the future. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

The lack of experience of our investment adviser in operating under the constraints imposed on us as a business development company and RIC may hinder the achievement of our investment objectives.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to other investment vehicles managed by H.I.G. Capital and its affiliates. Business development companies are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. While our investment adviser has experience investing in securities of U.S. private or thinly traded public companies, neither we nor our investment adviser has any experience operating under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objectives. As a result, we cannot assure you that our investment adviser will be able to operate our business under these constraints. Any failure to do so could subject us to enforcement action by the SEC, cause us to fail to satisfy the requirements associated with RIC status, cause us to fail the 70% eligible portfolio company test described above or otherwise have a material adverse effect on our business, financial condition or results of operations.

We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to business development companies and possibly lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms, or at all. For example, we may have difficulty in finding a buyer, and, even if we do find a buyer, we may have to sell the investments for less than we could have received if we were able to sell them at a later time.

We depend upon key personnel of H.I.G. Capital, our investment adviser and its affiliates.

We are an externally managed business development company, and therefore we do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of our investment adviser to achieve our investment objectives. We expect that our investment adviser will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement.

Our investment adviser is an affiliate of H.I.G. Capital and will, in turn, depend upon access to the investment professionals and other resources of H.I.G. Capital and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. WhiteHorse Advisers will also depend on H.I.G. Capital to obtain access to deal flow generated by the professionals of H.I.G. Capital. Under the Staffing Agreement, an affiliate of H.I.G. Capital has agreed to provide our investment adviser with the resources necessary to fulfill these obligations. The Staffing Agreement provides that the affiliate will make available to WhiteHorse Advisers experienced investment professionals and access to the senior investment personnel of H.I.G. Capital for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that the affiliate of H.I.G. Capital will fulfill its obligations under the agreement. If the affiliate fails to perform, we cannot assure you that our investment adviser will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of H.I.G. Capital and its affiliates or their market knowledge and deal flow.

We depend upon the senior professionals of H.I.G. Capital to maintain relationships with sources of investment opportunities, and we intend to rely to a significant extent upon these relationships. We cannot assure you that these individuals will continue to provide investment advice to us. If these individuals, including the members of the investment committee, are no longer employed by our investment adviser or an affiliate of our investment adviser, or fail to maintain existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the senior professionals of H.I.G. Capital have relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our business model depends to a significant extent upon H.I.G. Capital’s proprietary deal-flow network of informal and unconventional potential deal sources in the small-cap business community. Any inability of H.I.G. Capital to maintain or develop this network, or the failure of this network to generate investment opportunities, could adversely affect our business.

We depend upon H.I.G. Capital to maintain its extensive, proprietary small-cap deal sourcing network, and we expect to rely to a significant extent upon this network to provide us with investment opportunities. This network of informal and unconventional deal sources in the small-cap business community includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. If H.I.G. Capital fails to maintain such sourcing network, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom H.I.G. Capital has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

If our investment adviser is unable to manage our investments effectively, we may be unable to achieve our investment objectives.

Our ability to achieve our investment objectives will depend on our ability to manage our business and to grow our business. This will depend, in turn, on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. This, in turn, will depend on the ability of H.I.G. Capital to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon our investment adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. Our investment adviser has substantial responsibilities under the Investment

Advisory Agreement. The personnel of H.I.G. Capital who are made available to our investment adviser under the Staffing Agreement are engaged in other business activities and may be called upon to provide managerial assistance to our portfolio companies, either of which activities could distract them, divert their time and attention such that they could no longer dedicate a significant portion of their time to our businesses or otherwise slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We may not replicate the historical results achieved by other entities managed or sponsored by members of the investment committee or by H.I.G. Capital or its affiliates.

Our primary focus in making investments generally differs from that of existing investment funds, accounts or other investment vehicles that are or have been managed by members of the investment committee or sponsored by H.I.G. Capital or its affiliates. Past performance is not a guarantee of future results, and there can be no assurance that we will achieve comparable results. In addition, investors in our securities are not acquiring an interest in any such investment funds, accounts or other investment vehicles that are or have been managed by members of the investment committee or sponsored by H.I.G. Capital or its affiliates. While we may consider co-investing in portfolio investments with other investment funds, accounts or investment vehicles managed by members of the investment committee or sponsored by H.I.G. Capital or its affiliates, our ability to make such investments will be limited by the 1940 Act, including, potentially, requiring the prior approval of our independent directors and, in some cases, exemptive relief from the SEC. We have submitted an application for exemptive relief in relation to certain joint transactions. We can offer no assurance that we will obtain such approvals or exemptive relief or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated.

The competitive market for investment opportunities in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we make in small-cap companies. We compete with public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, specialty finance companies, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Some of our potential competitors are larger and have greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may reduce our net investment income and increase our risk of loss.

We are currently operating in a period of global capital markets disruption and instability.

Since mid-2007, the global capital markets have experienced volatility and disruption, and the U.S. economy was in a recession for several consecutive calendar quarters during this period. Disruptions in the capital markets have resulted in increased spreads between the yields realized on higher risk securities and those realized on securities perceived to be risk-free, resulting in illiquidity in parts of the capital markets. A prolonged period of market illiquidity or uncertainty regarding U.S. government spending levels, including negotiation of federal spending cuts, and implementation of global fiscal austerity measures may have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions, including future recessions, also could affect our investment valuations, increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us or our portfolio companies. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

We do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objectives, but we cannot assure you we will be successful.

We have elected to be treated as a RIC. If we are unable to qualify as a RIC, we will be subject to corporate-level income tax.

We have elected to be treated as a RIC under the Code. To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To the extent we use preferred stock or debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under preferred stock or loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax benefits. If we fail to make sufficient distributions, as a result of contractual restrictions in the Credit Facility, the Unsecured Term Loan or otherwise, we may become subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in the debt of relatively illiquid small-cap private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our investors.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

As a RIC, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. For U.S. federal income tax purposes, we may be required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest would be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash. In addition, after the expiration of the reinvestment period under the Credit Facility on September 27, 2014, we must use asset sales and repayment proceeds, if any (including any realized gains), to pay down any outstanding debt and certain other amounts prior to distributing cash from WhiteHorse Warehouse to us. Also, if we do not meet certain coverage tests under the Credit Facility or if an event of default and acceleration occurs under the Credit Facility, then income and capital gains which would otherwise be distributable by us to our stockholders could be diverted to pay down debt or other amounts due under the Credit Facility.

As a result, we may have difficulty meeting the minimum distribution requirement for RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate-level income tax. See “Certain U.S. Federal Income Tax Considerations.”

If our distributions exceed our current and accumulated earnings and profits, such excess distributions will be treated first as a return of capital to the extent of a stockholder’s tax basis in his or her shares and then as capital gain. A return of capital is a return of the original capital invested by a stockholder rather than of our income or gains. Reducing a stockholder’s tax basis will have the effect of increasing his or her gain (or reducing loss) on a subsequent sale of shares.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees payable by us to our investment adviser.

Certain of our debt investments may contain provisions providing for the payment of PIK interest. PIK interest increases in the loan balance of the underlying loan, and our receipt of PIK interest increases our assets under management. Because the base management fee that we pay to our investment adviser is based on the value of our consolidated gross assets, PIK interest increases the base management fee we pay. This increase in loan balance increases our pre-incentive fee net investment income and the incentive fees that we pay to our investment adviser.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional debt or equity capital.

In the future, we expect that we will require a substantial amount of capital in addition to the proceeds of this offering. We have issued, and may in the future issue, debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities.” Under the provisions of the 1940 Act, we are be permitted as a business development company to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and would be restricted from further borrowings until such time as we regain compliance. In addition, covenants in our debt agreements existing at such time may require us to repay a portion of our indebtedness, which could require us to sell a portion of our assets to make such repayment.

When we issue senior securities, we are exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, and preferred stockholders would have separate voting rights, dividend and liquidation rights and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

Our board may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock at a price below the current net asset value of the common stock if our board determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale within 12 months prior to such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board, closely approximates the market value of such securities (less any distributing commission or discount). We also may conduct rights offerings at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing additional common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and our stockholders may experience dilution.

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create one or more wholly owned subsidiaries and sell and contribute a pool of loans to such subsidiaries. This could include the sale or other issuance of debt by such subsidiaries on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade-rated debt secured by such loan pools, and we would retain all or a portion of the equity in any such subsidiary. If we cannot securitize part of our loan portfolio, this could limit our ability to grow our business, fully execute our business strategy and increase our earnings. Moreover, the successful securitization of part of our loan portfolio might expose us to losses as the loans we are not able to securitize will tend to be those that are riskier and more apt to generate losses.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. We have incurred leverage through the Credit Facility and the Unsecured Term Loan and, from time to time, we intend to incur additional leverage to the extent permitted under the 1940 Act. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. In the future, we may also borrow from, and issue senior securities to, banks, insurance companies and other lenders. Holders of these senior securities have and will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such holders to seek recovery against our assets in the event of a default. WhiteHorse Warehouse has pledged, and expects to continue to pledge, all or substantially all of its assets. WhiteHorse Warehouse has granted, and may in the future grant, a security interest in all or a portion of its assets under the Credit Facility. In addition, under the terms of the Credit Facility, we must use the net proceeds of any investments that we sell to repay amounts then due with respect to our debt and certain other amounts owing under the Credit Facility before applying such net proceeds to other uses, such as distributing them to our stockholders.

If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than had we not leveraged, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than had we not borrowed. Such a decline would negatively affect our ability to make dividend payments on our common stock. Our ability to service our debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management fee payable to our investment adviser.

As a business development company, we are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which is calculated based on all of our outstanding borrowings and any preferred stock, of at least 200%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations, and we may not make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our borrowings under the Credit Facility and the Unsecured Term Loan or obtain other credit at all or on terms acceptable to us.

In addition, the Credit Facility and the Unsecured Term Loan impose, and the terms of any other indebtedness that we incur in the future could impose, financial and operating covenants that restrict our business activities, including limitations that may hinder our ability to finance additional loans and investments or make the distributions required to maintain our status as a RIC under the Code.

Based on our outstanding indebtedness of $141.3 million as of March 31, 2013 and the effective annual interest rate of 2.82% as of that date, our investment portfolio must experience an annual return of at least 1.70% to cover our annual interest payments.

We are subject to the risk of an event of default and acceleration under the Unsecured Term Loan, which would have a material adverse effect on us.

On November 8, 2012, we entered into the Unsecured Term Loan and borrowed $90.0 million under that loan, which creates risks for us.

There are several circumstances under which an event of default may occur under the Unsecured Term Loan, such as failure to pay the principal of, or interest on, the Unsecured Term Loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations.

Upon the occurrence of an event of default, the lenders under the Unsecured Term Loan may exercise customary remedies, including declaring all amounts due and payable under the Unsecured Term Loan. Any of these developments would have a material adverse effect on our business, financial condition and results of operations.

We are subject to risks associated with the Credit Facility.

On September 27, 2012, WhiteHorse Warehouse, our wholly owned subsidiary, entered into the Credit Facility. As a result of the Credit Facility, we are subject to a variety of risks, including those set forth below.

Our interests in WhiteHorse Warehouse are subordinated.

We own 100% of the equity interests in WhiteHorse Warehouse and have agreed under the Risk Retention Letter to continue to own all of such equity interests for the life of the Credit Facility. We consolidate the financial statements of WhiteHorse Warehouse in our consolidated financial statements and treat the indebtedness of WhiteHorse Warehouse as our leverage for purposes of compliance with the 1940 Act. Our equity interests in WhiteHorse Warehouse are subordinated in priority of payment to its obligations to its debt holders and its service providers. All of these persons have claims superior to our claims as equity interest holder in any liquidation of WhiteHorse Warehouse.

We may not receive cash from WhiteHorse Warehouse.

We expect to receive cash from WhiteHorse Warehouse as distributions on our equity interests in WhiteHorse Warehouse. In addition, WhiteHorse Warehouse may make payments to us in our capacity as its collateral manager. We will receive distributions on our equity interests in WhiteHorse Warehouse only to the extent cash is available and permitted to be distributed under the Credit Facility. WhiteHorse Warehouse may not receive sufficient cash to make equity distributions, in which case we would not be entitled to receive equity distributions from WhiteHorse Warehouse and, as a result, we would be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. Limitations under the Credit Facility will impair our ability to sell investments owned by WhiteHorse Warehouse, and we may not be able to sell such investments. These limitations include prior satisfaction of certain coverage tests and collateral quality tests, the minimum price at which we may sell such investments and the amount of investments we may sell within a certain timeframe.

Under the Credit Facility, there are two coverage tests that WhiteHorse Warehouse must meet on specified compliance dates in order to permit WhiteHorse Warehouse to make new borrowings under the Credit Facility and to make equity distributions to us in the ordinary course — an interest coverage test and an overcollateralization test. To meet the interest coverage test, WhiteHorse Warehouse must receive interest payments on the loans it holds in an aggregate amount equal to greater than 200% of the interest payable to the Lender plus certain capped fees, expenses and indemnities. The overcollateralization test compares, at any given time, the borrowing base under the Credit Facility to (1) the aggregate outstanding principal amount of all Lender advances, (2) the excess of certain unfunded commitments on loans over the amount reserved with respect to such loans and (3) the amount due for any unsettled purchases of loans at such time. To meet the overcollateralization test, this ratio must exceed a minimum specified amount set forth in the Credit Facility and related documentation. If either of these coverage tests is not met on a compliance date, then WhiteHorse Warehouse must apply cash available under the priority of payments in the Credit Facility to pay down principal under the Credit Facility and the Collateral Manager may then make deposits into an unfunded commitment reserve account until such coverage tests are satisfied. If we fail to receive cash from WhiteHorse Warehouse, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. Limitations under the Credit Facility will impair our ability to sell investments owned by WhiteHorse Warehouse, and we may not be able to sell such investments.

WhiteHorse Warehouse may experience an event of default and acceleration under the Credit Facility, which would have a material adverse effect on us.

There are several circumstances under which an event of default may occur under the Credit Facility, some of which relate to the performance of the assets of WhiteHorse Warehouse or the performance by WhiteHorse Warehouse of its obligations under the Credit Facility. The Credit Facility also includes certain customary events of default, such as (1) a breach of representations, warranties or covenants by us as collateral manager or by WhiteHorse Warehouse under the Credit Facility or failure on our part, or on the part of WhiteHorse Warehouse, to perform such obligations, (2) if we become insolvent, (3) if neither we, an affiliate approved by the required lenders under the Credit Facility or any successor collateral manager appointed in accordance with the Collateral Management Agreement is collateral manager, (4) if certain change of control events occur with respect to us or WhiteHorse Warehouse, as further described in this prospectus, or (5) if we, one of our executive officers or certain of our affiliates commits a specified bad act. The occurrence of an event of default could, among other consequences, (a) prevent us from making distributions to our stockholders sufficient to maintain our status as a RIC, or at all, (b) terminate the reinvestment period under the Credit Facility, if it is then in effect, and (c) permit the facility agent to assume the management of WhiteHorse Warehouse’s portfolio and to direct the liquidation of its assets. Any of these developments could or would have a material adverse effect on our business, financial condition and results of operations. Upon the occurrence of an event of default, the Lender may exercise customary remedies, including declaring all amounts due and payable under the Credit Facility, blocking distributions in respect of the equity of WhiteHorse Warehouse or selling assets, including selling assets at a lower price than what might otherwise be achieved in an orderly liquidation.

The ability of WhiteHorse Warehouse to purchase and sell investments is limited.

The Credit Facility restricts the collateral manager’s ability to purchase and sell investments for WhiteHorse Warehouse. As a result, the collateral manager may be unable to purchase or sell investments or take other actions that might be in our best interests, which could impair our performance and result in losses. During the reinvestment period, WhiteHorse Warehouse will have the ability to borrow funds for the acquisition of investments that meet the eligibility criteria set forth in the Credit Facility. Such funds may be repaid and re-borrowed during the reinvestment period, subject to compliance with the terms of the Credit Facility.

We may lose the ability to manage WhiteHorse Warehouse even if we continue to own its equity.

If an event of default occurs under the Credit Facility or if we resign or are terminated for cause as collateral manager under the Collateral Management Agreement, we may no longer manage the WhiteHorse Warehouse portfolio investments even though we are required to continue to own the equity interests in WhiteHorse Warehouse. If an agent for the Lender or the successor collateral manager does not manage WhiteHorse Warehouse’s portfolio in the same manner that we would have, our performance may not meet expectations and result in losses.

If the Lender under the Credit Facility is still a commercial paper conduit, it may not be obligated to advance amounts to us under the Credit Facility.

For so long as the Lender under the Credit Facility is a commercial paper conduit, the Lender is not obligated to advance amounts under the Credit Facility to us unless the following circumstances occur: (1) if the Lender has funds that may be used to fund advances under the Credit Facility and those funds are not required to repay commercial paper notes or other short term funding backing the commercial paper notes issued by a limited purpose entity providing funding or financing to the Lender when due and (2) after giving effect to any advance made under the Credit Facility, the Lender (or limited purpose entity that finances the Lender) could issue commercial paper to refinance all of the Lender’s outstanding commercial paper (assuming it has all matured at such time) or all of the commercial paper of the Lender (or the limited purpose entity that finances such Lender) is paid in full.

We are exposed to risks associated with changes in interest rates, and since we intend to use debt to finance our investments, changes in interest rates may affect our cost of capital and net investment income.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. Since we use debt to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. Conversely, in periods of falling interest rates, the probability that our loans and other investments in portfolio companies will be pre-paid increases. In such event, we can offer no assurance that we will be able to make new loans on the same terms, or at all. If we cannot make new loans on terms that are the same or better than the investments that are repaid, then our results of operations and financial condition will be adversely affected. We expect that our investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Additionally, our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the U.S. Commodity Futures Trading Commission, or the CFTC, unless we register with the CFTC as a commodity pool operator.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee Hurdle Rate and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to Pre-Incentive Fee Net Investment Income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the market value of our common stock.

There are significant potential conflicts of interest related to the investment committee, our investment adviser and its affiliates, including their obligations to other clients, that could affect our investment returns.

As a result of our arrangements with H.I.G. Capital, our investment adviser and the investment committee, there may be times when H.I.G. Capital, our investment adviser or such persons have interests that differ from those of our stockholders, giving rise to a conflict of interest.

The members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by our investment adviser or its affiliates. Similarly, our investment adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, the members of the investment committee have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by our investment adviser and its affiliates. Our investment objectives may overlap with the investment objectives of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with our investment adviser. Our investment adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy our demand and that of other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient loan amounts were available. However, there can be no assurance that we will be able to participate in all suitable investment opportunities. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our investment adviser’s allocation policy provides for investments to be allocated on a random or rotational basis to assure that all of its clients have fair and equitable access to such investment opportunities.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms, or at all.

We will need additional capital to fund growth in our investment portfolio once we have fully invested the proceeds of the IPO and the Concurrent Private Placement. In addition to the Notes we are offering in this offering, the Credit Facility and the Unsecured Term Loan, we may issue debt or equity securities or borrow from financial institutions in order to obtain additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund new investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

The investment committee, our investment adviser or its affiliates may, from time to time, possess material non-public information, limiting our investment discretion.

Principals of our investment adviser and its affiliates and members of the investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. Although we intend that the majority of our investments will be made in non-public securities, if we obtain material non-public information with respect to public companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for our investment adviser that are not fully aligned with the interests of our stockholders and may induce our investment adviser to make speculative investments.

In the course of our investing activities, we will pay management and incentive fees to our investment adviser. The incentive fee payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The management fee is based on our consolidated gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because the management fee is based on our consolidated gross assets, our investment adviser will benefit when we incur debt or use leverage. The use of leverage will increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering.

Under the incentive fee structure, our investment adviser may benefit when capital gains are recognized and, because our investment adviser determines when a holding is sold, our investment adviser controls the timing of the recognition of such capital gains. Our board is charged with protecting our interests by monitoring how our investment adviser addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each investment or realization, our independent directors will periodically review our investment adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether such fees and our expenses (including those related to leverage) remain appropriate. As a result of this arrangement, our investment adviser or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

In addition, under the terms of the Incentive Fee Cap and Deferral Mechanism, the amount of incentive fees earned by our investment adviser will depend, in part, upon the timing of capital gains or losses in our investment portfolio, as well as the timing of our recognition of income. Depending on the circumstances, there may be a lag of as long as 12 fiscal quarters between the occurrence of an event giving rise to an obligation to pay incentive fees to the investment adviser and the payment of such incentive fees.

Unlike that portion of the incentive fee based on income, there is no Hurdle Rate applicable to the incentive fee based on net capital gains. As a result, our investment adviser may seek to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board will determine the fair value of these securities in good faith as described elsewhere in this prospectus. In connection with that determination, investment professionals from our investment adviser will provide our board with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board, including Messrs. John Bolduc and Jay Carvell, have an indirect pecuniary interest in our investment adviser. The participation of our investment adviser’s investment professionals in our valuation process, and the indirect pecuniary interest in our investment adviser by certain members of our board, could result in a conflict of interest as the management fee paid to our investment adviser is based, in part, on our consolidated gross assets.

Conflicts related to other arrangements with our investment adviser or its affiliates.

We have entered into a license agreement with an affiliate of H.I.G. Capital under which we have been granted a non-exclusive, royalty-free license to use the name “WhiteHorse.” See “The Adviser and the Administrator — License Agreement.” In addition, we will pay to WhiteHorse Administration our allocable portion of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer, chief operating officer and chief compliance officer along with their respective staffs. This will create conflicts of interest that our board must monitor.

The Investment Advisory Agreement with WhiteHorse Advisers and the Administration Agreement with WhiteHorse Administration were not negotiated on an arm’s-length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our investment adviser, our administrator and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of our independent directors. Our investment adviser and its affiliates, including persons that control, are controlled by or are under common control with, us or our investment adviser, are also considered to be our affiliates under the 1940 Act, and we are generally prohibited from buying or selling any security from or to, or entering into “joint” transactions with such affiliates without prior approval of our independent directors and, in some cases, exemptive relief from the SEC.

We may, however, invest alongside our investment adviser’s and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also invest alongside our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and the allocation policy of H.I.G. Capital and our investment adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by our investment adviser or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to us.

Our ability to participate in follow-on investments or to sell or otherwise exit investments in which investment funds, accounts or investment vehicles managed by H.I.G. Capital also has an investment may be restricted.

We may be considered affiliates with respect to certain of our portfolio companies because certain investment funds, accounts or investment vehicles managed by H.I.G. Capital also hold interests in these portfolio companies and, as such, these interests may be considered a joint enterprise under the 1940 Act. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to participate in follow-on investments or to exit certain of these transactions, our ability to do so will be limited. We have submitted an application for exemptive relief in relation to certain joint transactions; however, there is no assurance that we will obtain relief that would permit us to negotiate future restructurings or other transactions that may be considered a joint enterprise.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board. As a result, there will be uncertainty as to the value of our portfolio investments.

Many of our portfolio investments will take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and we value these securities at fair value as determined in good faith by our board, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies,” most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurement. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments requires significant management judgment or estimation.

Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. Consensus pricing is a methodology for the determination of fair value based on quotations from market makers. These quotations include a disclaimer that the market maker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of one or more independent service providers to periodically review the valuation of these securities. The types of factors that the board may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the determination of fair value and thus the amount of unrealized losses we may incur in any year, is, to a degree, subjective, in that it is based on unobservable inputs and certain assumptions. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our board’s determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as a net change in unrealized appreciation or depreciation.

The lack of liquidity in our investments may adversely affect our business, and price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

We will generally make investments in private companies. Substantially all of these investments will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors under our valuation policy and process. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to publicly traded securities;
•	the enterprise value of a portfolio company;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments and its earnings;
•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company or if an investment is held by one of our subsidiaries and is subject to contractual limitations on sale, such as the limitations on transfer of assets under certain circumstances under the Credit Facility.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the senior securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any prior period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. We are also subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure proceedings and other trade practices. If these laws, regulations or decisions change, or if we expand our business into additional jurisdictions, we may have to incur significant expenses in order to comply or we might have to restrict our operations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we or our portfolio companies are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In particular, in July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became law. The scope of the Dodd-Frank Act impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations that will continue for several years following its enactment. The effects of the Dodd-Frank Act on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. The Dodd-Frank Act, including rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and may be subject to civil fines and criminal penalties.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our board has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of any such changes may adversely affect our business and impact our ability to make distributions.

Risks Related to our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in (1) first lien senior secured loans, (2) second lien senior secured loans, (3) “one-stop” senior secured or “unitranche” loans, (4) subordinated or mezzanine loans and (5) to a lesser extent, selected equity co-investments, in each case in small-cap companies in North America. The portfolio companies in which we invest usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, the portfolio company may not have sufficient assets to repay its obligation to us in full, or at all. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We have invested, and expect in the future to invest, in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

Secured Loans.  When we extend first lien senior secured, second lien senior secured and unitranche loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in the case of first lien loans, our lien may be subordinated to claims of other creditors and, in the case of second lien loans, our lien will be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

The rights we may have with respect to the collateral securing loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that benefit from first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:

•	the ability to commence enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Mezzanine Loans; Unsecured Loans.  Our mezzanine investments will generally be subordinated to senior loans and will generally be unsecured. This may result in greater risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income as described above under “Risk Factors — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” Since, generally, we will not receive any substantial repayments of principal prior to the maturity of our mezzanine debt investments, such investments are riskier than amortizing loans.

There can be no assurance that the proceeds, if any, from sales of collateral securing other loans of a portfolio company would be sufficient to satisfy our unsecured obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

Equity Investments.  We may make selected equity investments. In addition, when we invest in first lien, second lien, unitranche or mezzanine loans, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We are subject to risks associated with small-cap companies.

Investing in small-cap companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	generally little public information exists about these companies, and we are required to rely on our investment adviser to obtain adequate information to evaluate the potential returns from investing in these companies;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We are a non-diversified investment company within the meaning of the 1940 Act, and, therefore, we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer. Our portfolio is concentrated in a limited number of portfolio companies and industries, which subjects us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code and certain contractual diversification requirements imposed on us under the Credit Facility or other agreements, we do not have fixed guidelines for diversification, and our investments are and could be in the future concentrated in relatively few portfolio companies and industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of our investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until a plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial, eroding the value of any recovery by holders of other securities of the bankrupt entity.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans and increase our costs, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and otherwise harm our operating results.

The U.S. economy and that of most other countries have recently been in a recessionary period. Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from making new investments, increase credit losses and harm our operating results, which could have an adverse effect on our results of operations.

We may be subject to risks associated with syndicated loans.

From time to time, we may acquire interests in syndicated loans. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases, we do not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. For example, in many cases, our investments may represent less than the amount of associated indebtedness sufficient to compel such actions or represent subordinated debt that is precluded from acting and, consequently, we would only be able to direct such actions if instructions from us were made in conjunction with other holders of associated indebtedness that together with us compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness (not including amounts held by us) desire to take certain actions, such actions may be taken even if we did not support such actions. Furthermore, if an investment is subordinated to one or more senior loans made to the applicable obligor, our ability to exercise such rights may be subordinated to the exercise of such rights by the senior lenders. Accordingly, we may be precluded from directing such actions unless we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of our investment.

There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio, and our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	attempt to preserve or enhance the value of our investment.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources, the limitations of the 1940 Act, the requirements associated with our status as a RIC and contractual requirements imposed on us under the Credit Facility or otherwise. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our exposure to the portfolio company, because we prefer other opportunities or because we are inhibited by compliance with business development company requirements, our contractual requirements or the desire to maintain our tax status.

Because we will generally not hold controlling equity interests in our portfolio companies, we will not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently anticipate taking controlling equity positions in our portfolio companies. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and we may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. A payment default on a loan to a portfolio company or a default leading to the acceleration of debt of a portfolio company could cause the loan to such portfolio company held by us to become, or to be deemed to be, a defaulted obligation under the Credit Facility. This, in turn, could result in a coverage test under the Credit Facility not being met and the diversion of distributions of assets held by WhiteHorse Warehouse to pay down debt under the Credit Facility rather than to make distributions. Such a portfolio company default could also lead to an event of default and acceleration under the Credit Facility and liquidation by the related lender of the assets securing the Credit Facility. Any such diversion of cash flow or any event of default could result in our being unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all, and could have a material adverse effect on our business, financial condition and results of operations.

Our investment adviser’s liability will be limited under the Investment Advisory Agreement, and we have agreed to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our investment adviser will not assume any responsibility to us other than to render the services called for under that agreement, and it will not be responsible for any action of our board in following or declining to follow our investment adviser’s advice or recommendations. Our investment adviser maintains a contractual, as opposed to a fiduciary, relationship with us. Under the terms of the Investment Advisory Agreement, our investment adviser, its officers, members, personnel and any person controlling or controlled by our investment adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our investment adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our investment adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Our investment adviser may be paid incentive compensation even if we incur a net loss, and we cannot recover any portion of the incentive fee previously paid.

Our investment adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of our Pre-Incentive Fee Net Investment Income, subject to the Hurdle Rate, a catch-up provision and the Incentive Fee Cap and Deferral Mechanism. Our Pre-Incentive Fee Net Investment Income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if we incur a net loss. In addition, if we pay the capital gains portion of the incentive fee and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our portfolio companies may prepay loans, which prepayment may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio may be prepayable at any time. It is not clear at this time when each loan may be prepaid. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change, we do not know when, and if, prepayment may be possible for each portfolio company. In the case of some of these loans, having the loan prepaid may reduce the achievable yield for us if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in a private company, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a credit facility in currencies selected to minimize our foreign currency exposure or use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions caused by these risks does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline for other reasons. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the CFTC.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Provisions of the General Corporation Law of the State of Delaware, our certificate of incorporation and bylaws and the Credit Facility could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware, or the DGCL, contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Our board may adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our directors who are not “interested persons.” If the resolution exempting business combinations is repealed or our board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board in three classes serving staggered three-year terms and provisions of our certificate of incorporation authorizing our board to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our stock and to amend our certificate of incorporation, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. In addition, if we issue preferred stock, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock.

If we or one of our affiliates approved by the Lender is no longer the collateral manager under the Credit Facility or if certain change of control events occur, then an event of default will occur under the Credit Facility which could have a material adverse effect on our business, financial condition and results of operations. A change of control under the Credit Facility occurs if (1) WhiteHorse Warehouse ceases to be our wholly owned subsidiary, (2) Anthony Tamer and Sami Mnaymneh, together, cease to own beneficially the power to vote a majority of the equity interests having direct or indirect ordinary voting power in our investment adviser and certain of its affiliates or (3) H.I.G. Capital Management, Inc., either directly or through its wholly owned subsidiaries or certain affiliates, ceases to provide all or substantially all of the personnel, investment committee and other services necessary for us to perform our duties as collateral manager under the Credit Facility documents. The occurrence of an event of default could result in us being unable to make distributions to our stockholders sufficient to maintain our status as a RIC or at all, terminates the reinvestment period if then in effect, permits the facility agent on behalf of the Lender to take over management of WhiteHorse Warehouse’s portfolio and to direct the liquidation of its assets, all of which could have a material adverse effect on our business, financial condition and results of operations.

WhiteHorse Advisers can resign as our investment adviser on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business, results of operations and cash flows.

WhiteHorse Advisers has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our Notes may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

WhiteHorse Administration can resign from its role as our administrator on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business, results of operations and cash flows.

WhiteHorse Administration has the right under the Administration Agreement to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If WhiteHorse Administration resigns, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by WhiteHorse Administration. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our operations may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows, and the value of an investment in our securities may decline.

Investments in securities of foreign companies, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

We may make investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

In addition, any investments that we make that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC.

We are an “emerging growth company,” and we do not know if such status will make our common stock less attractive to investors.

We currently are, and following the completion of this offering expect to remain, an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, or the JOBS Act, signed into law on April 5, 2012 until the earliest of:

•	the last day of our fiscal year ending December 31, 2017;
•	the year in which our total annual gross revenues first exceed $1 billion;

•	the date on which we have, during the prior three-year period, issued more than $1 billion in non-convertible debt; and
•	the last day of a fiscal year in which we (1) have an aggregate worldwide market value of our common stock held by non-affiliates of $700 million or more, computed at the end of each fiscal year as of the last business day of our most recently completed second fiscal quarter, and (2) have been an Exchange Act reporting company for at least one year (and filed at least one annual report under the Exchange Act).

Although we are still evaluating the JOBS Act, we currently intend to take advantage of some or all of the reduced regulatory and disclosure requirements permitted by the JOBS Act and, as a result, some investors may consider our common stock less attractive, which could reduce the market value of our common stock. For example, while we are an emerging growth company, we will take advantage of exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting and the extended transition period available to emerging growth companies to comply with “new or revised accounting standards” until those standards are applicable to private companies. As a result, our financial statements may not be comparable to the financial statements of issuers who are required to comply with the effective dates for new or revised accounting standards that are applicable to public companies. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our securities.

Under current SEC rules, after completion of this offering, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and related rules and regulations of the SEC, and under the JOBS Act. Thereafter, we will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting.

As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our securities may be adversely affected.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Our business is highly dependent on the communications and information systems of H.I.G. Capital, to which we have access through our administrator, WhiteHorse Administration. In addition, certain of these systems are provided to H.I.G. Capital by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Relating to this Offering

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries and will rank equally in right of payment with all of our existing and future unsubordinated, unsecured senior indebtedness.

As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of March 31, 2013 and December 31, 2012, we had $51.3 million outstanding under the Credit Facility. The Credit Facility is secured by all of the assets of WhiteHorse Warehouse, which included 13 loans with a fair value of $196.8 million as of March 31, 2013 and seven loans with a fair value of $144.1 million as of December 31, 2012. The indebtedness under the Credit Facility is therefore effectively senior in right of payment to the Notes to the extent of the value of such assets.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of WhiteHorse Finance, Inc. and not of any of our subsidiaries. None of our subsidiaries is or acts as a guarantor of the Notes, and the Notes are not required to be guaranteed by any subsidiaries we may acquire or establish in the future.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiary and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The Indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The Indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the Indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the Indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of the asset coverage requirement under Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the Indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the Indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the Indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them. We do not intend to have the Notes rated. If a rating agency assigns the Notes a non-investment grade rating or the Notes are not rated, the Notes may be subject to greater price volatility than similar securities without such a rating. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

The Notes are a new issue of debt securities for which currently there is no trading market. Although the Notes have been approved for quotation on The NASDAQ Global Select Market, subject to official notice of issuance, we cannot provide any assurances that an active trading market will develop for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. If a rating agency assigns the Notes a non-investment grade rating, the Notes may be subject to greater price volatility than securities of similar maturity without such a non-investment grade rating. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal. The underwriters may discontinue any market-making in the Notes at any time in their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after           , we may choose to redeem the Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

Pending legislation may allow us to incur additional leverage.

As a business development company, under the 1940 Act, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). We have agreed in the covenant in the Indenture not to violate this section of the 1940 Act, whether or not we continue to be subject to such provision, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur. As a result, we may be able to incur additional indebtedness in the future and, therefore, your risk associated with an investment in the Notes may increase.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under a law (commonly known as “FATCA”) that was enacted in 2010. This tax may apply to certain payments of interest as well as payments made upon maturity, redemption, or sale of the Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Notes.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes to the value of our assets;
•	our business prospects and the prospects of our prospective portfolio companies;
•	our ability to consummate new investments and the impact of such investments;
•	the impact of increased competition;
•	our contractual arrangements and relationships with third parties;
•	our dependence on general economic conditions and their impact on the industries in which we invest;
•	the ability of our prospective portfolio companies to achieve their objectives;
•	the relative and absolute performance of our investment adviser;
•	our expected financings and investments;
•	our ability to pay dividends or make distributions;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our prospective portfolio companies; and
•	the impact of future acquisitions and divestitures.

We use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that under Sections 27A(b)(2)(B) and (D) of the Securities Act and Sections 21E(b)(2)(B) and (D) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering or any periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the $30 million aggregate principal amount of the Notes in this offering will be approximately $28.8 million (or approximately $33.2 million if the underwriters fully exercise their option to sell additional Notes), in each case based on a public offering price of 100% of par, after deducting the underwriting discounts and commissions of $0.9 million and estimated offering expenses of approximately $0.3 million (or $0.25 per Note) payable by us.

We expect to use the net proceeds from selling securities pursuant to this prospectus to reduce outstanding obligations under our Unsecured Term Loan. As of March 31, 2013, we had $90 million outstanding on our Unsecured Term Loan, which is subject to customary covenants and obligations. At March 31, 2013, our Unsecured Term Loan carried interest at an annualized rate of 2.95%. The stated maturity date of our Unsecured Term Loan is July 3, 2014. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Unsecured Term Loan” for more information.

CAPITALIZATION

The following table sets forth, as of March 31, 2013:

•	the actual consolidated capitalization of WhiteHorse Finance;
•	the as-adjusted consolidated capitalization of WhiteHorse Finance to reflect the effects of the sale of $30 million aggregate principal amount of Notes in this offering based on a public offering price of 100% of par, after deducting the underwriting discounts and commissions of $0.9 million payable by us and estimated offering expenses of approximately $0.3 million (or $0.25 per Note) payable by us.

This as-adjusted information is illustrative only; our capitalization following the completion of this offering is subject to further adjustments. You should read this table together with “Use of Proceeds” for more information. You should also read this table with our consolidated financial statements and related notes thereto, in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus for more information.

	As of March 31, 2013
	Actual	As adjusted for the offering(1)
	(Unaudited)
	(dollars in thousands except per unit and per share data)
Assets:
Cash and cash equivalents	$136,642	$135,441
Restricted cash and cash equivalents	1,100	1,100
Investments at fair value	233,157	233,157
Deferred financing costs	3,066	4,267
Other assets	4,430	4,430
Total assets	$378,395	$378,395
Liabilities:
Credit facility	$51,250	$51,250
Unsecured term loan	90,000	60,000
Senior Notes offered hereby	—	30,000
Distributions payable	5,313	5,313
Management fees payable	2,030	2,030
Other liabilities	2,558	2,558
Total liabilities	$151,151	$151,151
Net assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 14,965,624 shares issued and outstanding	$15	$15
Paid-in capital in excess of par	228,466	228,466
Capital distributions in excess of net income	(140)	(140)
Net realized loss on investments	(71)	(71)
Net unrealized depreciation on investments	(1,026)	(1,026)
Total net assets	227,244	227,244
Total liabilities and net assets	$378,395	$378,395
Net asset value per share	$15.18	$15.18

(1)	Adjusts the actual information to give effect to this offering and the application of the proceeds from such security issuances, as described under “Use of Proceeds.”

SELECTED FINANCIAL AND OTHER INFORMATION

The selected financial and other information below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the related notes thereto. We have derived the financial information at December 31, 2012 and for the year then ended from our consolidated financial statements that were audited by Crowe Horwath LLP, an independent registered public accounting firm. We have derived the financial information at March 31, 2013 and for the three months then ended from our unaudited financial statements.

	Three months ended March 31, 2013	Year ended December 31, 2012
	(Unaudited)
	(dollars in thousands, except per share data)
Income statement data:
Total investment income	$8,382	$44,793
Total expenses	4,373	2,592
Net investment income	4,009	42,201
Net realized loss on investments	—	(2,754)
Net change in unrealized appreciation on investments	(501)	111
Net increase in net assets resulting from operations	3,508	39,558
Distributions payable	5,313	1,616
Other data:
Net investment yield(1)	7.1%	16.2%
Number of portfolio companies at period end	12	8

	As of March 31, 2013	As of December 31, 2012
	(Unaudited)
	(dollars in thousands, except per share data)
Balance sheet data:
Investments, fair value	$233,157	$180,488
Cash and cash equivalents	136,642	156,123
Restricted cash and cash equivalents	1,100	31,646
Total assets	378,395	373,282
Credit facility	51,250	51,250
Unsecured term loan	90,000	90,000
Total liabilities	151,151	144,233
Total net asset value	227,244	229,049
Per share data:
Net asset value (at period end)	$15.18	$15.30

(1)	Net investment yield is calculated based on net investment income, which includes interest income and excludes realized and unrealized gains on investments, divided by weighted average net assets.

The following table sets forth, for the periods indicated, certain consolidated quarterly financial information. This information is derived from the Company’s unaudited financial statements which include, in the opinion of management, all normal recurring adjustments which management considers necessary for a fair presentation of the results for such periods. The results for any quarter are not necessarily indicative of results for future periods.

	2013	2012
	Q1	Q4	Q3	Q2	Q1
Total investment income	$8,382	$15,932	$10,212	$9,500	$9,149
Net investment income	4,009	13,727	10,147	9,356	8,971
Net realized and unrealized (loss) gain on investments	(501)	(5,753)	1,019	1,891	200
Net increase in net assets resulting from operations	3,508	7,975	11,166	11,246	9,171

RATIO OF EARNINGS TO FIXED CHARGES

For the three months ended March 31, 2013 and the year ended December 31, 2012, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the Three Months Ended March 31, 2013	For the Year Ended December 31, 2012, as Adjusted(1)
Earnings to Fixed Charges(2)	2.6	7.2

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and Credit Facility and Unsecured Term Loan fees expense and amortization of debt issuance costs.

(1)	Adjusts fixed charges incurred for the year ended December 31, 2012 to reflect interest and Credit Facility expense and amortization of debt issuance costs as if our borrowing under the Credit Facility and Unsecured Term Loan had taken place on January 1, 2012.
(2)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
•	Excluding the net unrealized gains or losses, the earnings to fixed charges ratio would be 2.9 for the three months ended March 31, 2013 and 7.2 for the year ended December 31, 2012.
•	Excluding the net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 2.9 for the three months ended March 31, 2013 and 7.7 for the year ended December 31, 2012.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. The discussion and analysis contained in this section refers to the financial condition, results of operations and cash flows of WhiteHorse Finance, Inc. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with this discussion and analysis. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere in this prospectus.

Overview

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, for tax purposes, we elected to be treated as a RIC under Subchapter M of the Code.

We were formed on December 28, 2011 and commenced operations on January 1, 2012. We were originally capitalized with approximately $176.3 million of contributed assets from H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., each of which is an affiliate of H.I.G. Capital. These assets were contributed as of January 1, 2012 in exchange for 11,752,383 units in WhiteHorse Finance, LLC. In December 2012, as part of the BDC Conversion, all outstanding units were converted to 7,826,284 shares of our common stock.

In December 2012, we also priced our IPO, selling 6,666,667 shares at a public offering price of $15.00 per share. Our shares are listed on the NASDAQ Global Select Market under the symbol “WHF”. Concurrent with the IPO, certain of our directors and officers, the managers of our investment adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through the Concurrent Private Placement at $15.00 per share.

We are a direct lender targeting debt investments in privately held, small-cap companies located in North America. We define the small-cap market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR plus a spread and have a term of three to six years. While we focus principally on originating senior secured loans to small-cap companies, we may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and in companies outside of the small-cap market, to the extent we believe the investment presents an opportunity to achieve an attractive risk-adjusted return. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

Our investment activities are managed by WhiteHorse Advisers and supervised by our board of directors, a majority of whom are independent of us, WhiteHorse Advisers and its affiliates. Under the Investment Advisory Agreement, we have agreed to pay WhiteHorse Advisers an annual base management fee based on our average consolidated gross assets as well as an incentive fee based on our investment performance. We have also entered into the Administration Agreement with WhiteHorse Administration. Under the Administration Agreement, we have agreed to reimburse WhiteHorse Administration for our allocable portion (subject to the review and approval of our independent directors) of overhead and other expenses incurred by WhiteHorse Administration in performing its obligations under the Administration Agreement.

As of March 31, 2013, our investment portfolio consisted of senior secured loans across 14 positions with an aggregate fair value of approximately $233.2 million and a principal balance outstanding of approximately $235.2 million. As of December 31, 2012, our investment portfolio consisted of senior secured loans across eight positions with an aggregate fair value of approximately $180.5 million and a principal balance outstanding of approximately $181.6 million. At both dates, the majority of our portfolio comprised senior secured loans to small-cap borrowers.

Revenues

We generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the portfolio company investments that we originated or acquire. Our debt investments, whether in the form of senior secured loans or mezzanine loans, typically have terms of three to six years and bear interest at a fixed or floating rate based on LIBOR. Interest on debt securities is generally payable monthly or quarterly, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. We capitalize loan origination fees, original issue discount and market discount, and we then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, we record any unamortized loan origination fees as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Expenses

Our primary operating expenses include (1) investment advisory fees to WhiteHorse Advisers; (2) our allocable portion of overhead expenses under the Administration Agreement; (3) the interest expense on our outstanding debt; and (4) other operating costs as detailed below. Our investment advisory fees compensate our investment adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. See “The Adviser and the Administrator”.

We bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	calculating our net asset value and net asset value per share (including the costs and expenses of independent valuation firms);
•	fees and expenses, including travel expenses, incurred by WhiteHorse Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	the costs of all future offerings of common shares and other securities, and other incurrences of debt;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	transfer agent and custody fees and expenses;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent directors’ fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;

•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts, including deal sourcing and marketing to financial sponsors;
•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or WhiteHorse Administration in connection with administering our business, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer and chief operating officer along with their respective staffs.

Recent Developments

On May 22, 2013, we declared a distribution of $0.355 per share in respect to the quarter ending June 30, 2013. The distribution will be payable on July 3, 2013 to stockholders of record as of June 21, 2013.

On July 9, 2013, we entered into an agreement with the lenders thereto, which amended the terms of the Unsecured Term Loan to subordinate the Unsecured Term Loan to the Notes in right of payment.

Consolidated Results of Operations

The consolidated results of operations for the three months ended March 31, 2013 are not directly comparable to the same period ended March 31, 2012, since such period reflects a portfolio prior to the BDC Conversion and prior to the execution of our Investment Advisory Agreement, Administration Agreement and debt agreements.

Investment Income

Investment income totaled approximately $8.4 million and approximately $9.1 million, respectively, for the three months ended March 31, 2013 and 2012, primarily attributable to interest and fees earned from investments in portfolio companies. Total investments at fair value and their amortized cost were approximately $233.2 million and approximately $233.5 million, respectively, at March 31, 2013, compared to approximately $241.6 million and approximately $241.4 million, respectively, at March 31, 2012. During the three months ended March 31, 2013, we experienced some downward pressure on interest rates in connection with our new originations, and we expect this spread compression to persist in future quarters due to an active lending market and improved financial results for prospective borrowers.

Investment income for the year ended December 31, 2012 was approximately $44.8 million and was primarily attributable to interest earned from investments in portfolio companies and interest earned on cash and cash equivalents.

Operating Expenses

Expenses for the three months ended March 31, 2013 and 2012 were approximately $4.4 million and approximately $0.3 million, respectively. Interest expense on our Credit Facility (as defined below) and Unsecured Term Loan (as defined below) for the three months ended March 31, 2013 totaled approximately $1.4 million. Base management fees and performance-base incentive fees for the same period totaled approximately $1.1 million and approximately $1.0 million, respectively. In accordance with the Investment Advisory Agreement, cash and cash equivalents were excluded from the calculation of base management fees. Administrative fees for the three months ended March 31, 2013 totaled approximately $0.4 million. Absent refinancing, we expect our interest rate expenses to remain relatively stable in future periods.

We did not incur any interest expense, investment advisory fees or administrative fees during the three months ended March 31, 2012, because the Investment Advisory Agreement, Administration Agreement and debt agreements were not in effect during that period.

We incurred no organization costs for the three months ended March 31, 2013, while organization costs related to our initial start up totaled approximately $0.1 million for three months ended March 31, 2012. Remaining expenses of approximately $0.6 million and approximately $0.2 million, respectively, were incurred during the three months ended March 31, 2013 and 2012, and were comprised mostly of general and administrative expenses. We expect our general and administrative expenses to decline as a percentage of net investment income as our total assets increase.

Expenses for the year ended December 31, 2012 totaled $2.6 million. Interest expenses on the Credit Facility and the Unsecured Term Loan for the same period totaled approximately $1.1 million. Base management fees for the same period totaled approximately $0.3 million and were calculated at an annual rate of 2.00% of consolidated gross assets. In accordance with the Investment Advisory Agreement, cash and cash equivalents were excluded from the calculation of base management fees for the quarter ended December 31, 2012. Organization costs totaled approximately $0.4 million for the same period. Remaining expenses of approximately $0.8 million were comprised mostly of general and administrative expenses.

Net Realized and Unrealized Losses on Investments

There were no realized gains or losses for the three months ended March 31, 2013 or 2012.

For the three months ended March 31, 2013, we incurred net unrealized depreciation of approximately $0.5 million, due to the accretion of discounts and negative credit related adjustments which caused a reduction in fair value.

For the three months ended March 31, 2012, we experienced net unrealized appreciation of approximately $0.2 million, due to positive credit related adjustments.

During the year ended December 31, 2012, we had approximately $2.6 million in net realized and unrealized losses. These losses were attributable primarily to assets distributed to the Initial Members prior to the completion of the BDC Conversion.

Financial Condition, Liquidity and Capital Resources

As a business development company, we distribute substantially all of our net income to our stockholders. We generate cash primarily from offerings of securities, the Credit Facility, the Unsecured Term Loan and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to fund a portion of our investments through future borrowings under the Credit Facility. In the future, we may obtain borrowings under other credit facilities and issuances of senior securities. We may also borrow funds to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities or if our board of directors determines that leveraging our portfolio would be in our best interest and the best interests of our stockholders.

Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing our Credit Facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that is not principal in nature is transferred to unrestricted cash accounts by the trustee once a quarter after the payment of operating expenses and amounts due under the Credit Facility.

Net cash used in operating activities during the three months ended March 31, 2013 was approximately $17.9 million. Our primary use of cash in operating activities consisted of the settlement of investment acquisitions of approximately $53.0 million, primarily funded by restricted cash and cash equivalents of approximately $30.5 million and net investment income of approximately $4.0 million.

Net cash provided by operating activities during the three months ended March 31, 2012 was approximately $9.8 million. The primary source of cash was net investment income of approximately $8.8 million and approximately $5.9 million of principal repayments, offset by changes in operating assets and liabilities.

Net cash used in financing activities during the three months ended March 31, 2013 consisted of the payment of distributions to common stockholders of approximately $1.6 million.

Net cash used in financing activities during the three months ended March 31, 2012 (prior to the BDC Conversion) consisted of distributions of approximately $5.6 million to members.

As of March 31, 2013, we had cash and cash equivalents resources of approximately $137.7 million, including approximately $1.1 million of restricted cash. As of the same date, we had approximately $98.7 million undrawn under the Credit Facility. Our ability to draw down undrawn funds under the Credit Facility is determined by collateral and portfolio quality requirements stipulated in the credit and security agreement. As of March 31, 2013, the Company had approximately $13.7 million available to be drawn under the Credit Facility based on these requirements.

As of December 31, 2012, we had cash and cash equivalents resources of approximately $187.8 million, including approximately $31.6 million of restricted cash. As of the same date, we had approximately $98.7 million undrawn under the Credit Facility and had approximately $4.5 million available to be drawn under the Credit Facility based on the collateral and portfolio quality requirements stipulated in the credit and security agreement.

We monitor and, to the extent practicable, intend to maintain a leverage ratio that is consistent with the leverage ratio maintained by other listed business development companies.

Credit Facility

In September 2012, WhiteHorse Warehouse, our wholly owned subsidiary, entered into a $150 million secured revolving credit facility, or the Credit Facility, with an asset-backed commercial paper conduit, for which Natixis, New York Branch, provides liquidity support, to finance the business of WhiteHorse Warehouse in acquiring, managing and financing loans consistent with our investment strategy. On September 27, 2012, WhiteHorse Warehouse drew approximately $51.3 million under that facility. As of March 31, 2013 and December 31, 2012, we had approximately $51.3 million in outstanding borrowings under the Credit Facility and, based on the collateral and portfolio requirements stipulated in the Credit Facility agreement, approximately $13.7 million and $4.5 million, respectively, were available to be drawn. The Credit Facility is secured by all of the assets of WhiteHorse Warehouse, which included 13 loans with a fair value of approximately $196.8 million as of March 31, 2013 and seven loans with a fair value of approximately $144.1 million as of December 31, 2012.

The Credit Facility includes customary events of default for credit facilities of this nature, including breaches of representations, warranties or covenants by WhiteHorse Warehouse or by us, insolvency events affecting WhiteHorse Warehouse or us, the occurrence of a change in control, failure to maintain certain overcollateralization ratios required under the Credit Facility, if we or an approved affiliate or successor collateral manager cease to act as collateral manager, if we or one of our executive officers commits fraud or is indicted for a felony with respect to the Credit Facility or if we, one of our investment advisory affiliates or any of their respective executive officers commits fraud or is indicted for a felony in the performance of similar investment advisory services for others.

All amounts outstanding under the Credit Facility are scheduled to mature on September 27, 2020. Other than as described below in this paragraph, each loan made under the Credit Facility bears interest at an applicable commercial paper rate plus 2.25% (if the lender is a commercial conduit which has funded the loan through the issuance of commercial paper) or at LIBOR plus 2.75% (if the lender is not a commercial paper conduit or has not otherwise funded the loan through the issuance of commercial paper). We also incur a commitment fee of 1.00% per annum on any undrawn balance. Our ability to draw under the Credit Facility is scheduled to terminate 24 months after the closing date of the Credit Facility. At the expiration of the reinvestment period on September 27, 2014, the interest rate will increase by 0.50%. Following an event of default, the interest rate applicable on obligations under the Credit Facility that are not paid when due will increase by 2.00% per annum. If the commercial paper rate or LIBOR cannot be determined or it is illegal for a lender to charge such rate, then the interest rate applicable under the Credit Facility will be a base rate equal to the highest of the prime rate as announced in The Wall Street Journal, the federal funds rate plus 0.50% or a specified LIBOR, in each case as defined in the Credit Facility.

In connection with the Credit Facility:

•	we and WhiteHorse Warehouse entered into a loan sale agreement, or the Loan Sale Agreement, under which we transferred some of the loans that we had originated or acquired and that met certain objective criteria, and pursuant to which we expect to contribute, or transfer through partial equity contributions and partial cash sales, additional loans in the future that meet these criteria, to WhiteHorse Warehouse;
•	we and WhiteHorse Warehouse entered into a collateral management agreement, or the Collateral Management Agreement, pursuant to which we have agreed to act as collateral manager for WhiteHorse Warehouse; and
•	we entered into a risk retention letter, or the Risk Retention Letter, under which we have agreed to own (A) an unhedged net equity interest in WhiteHorse Warehouse equal to at least 5% of its aggregate assets and (B) all of the equity interests in WhiteHorse Warehouse and to take any further actions that may be necessary to comply with a directive promulgated by the European Union relating to certain securitization transactions. These obligations will continue for the life of the Credit Facility.

If we fail to perform our obligations under the Credit Facility or the related Loan Sale Agreement and Collateral Management Agreement, an event of default may occur under the Credit Facility, which could cause the Lender to accelerate all of the outstanding debt and other obligations under the Credit Facility or to exercise other remedies under the Credit Facility. Any such developments could have a material adverse effect on our financial conditions and results of operations.

If we fail to perform our obligations under the Credit Facility or the related loan sale agreement and collateral management agreement, an event of default may occur under the Credit Facility, which could cause the Lender to accelerate all of the outstanding debt and other obligations under the Credit Facility or to exercise other remedies under the Credit Facility. Any such developments could have a material adverse effect on our financial conditions and results of operations.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Unsecured Term Loan

On November 8, 2012, we entered into the Unsecured Term Loan. On July 9, 2013, we entered into an agreement with the lenders thereto, which amended the terms of the Unsecured Term Loan to subordinate the Unsecured Term Loan to the Notes in right of payment. The Unsecured Term Loan has a stated maturity date of July 3, 2014. Under the terms of the Unsecured Term Loan, with respect to which we pledged no collateral to the lenders, we are required to pay interest monthly at an annual rate of LIBOR plus 2.75% per year, except at our option and under certain other circumstances at one of several other interest rates. The Unsecured Term Loan is subject to customary covenants and events of default, such as failure to pay the principal of, or interest on, the Unsecured Term Loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations. The Unsecured Term Loan includes customary restrictions that limit our ability to pay dividends under certain circumstances, to merge with another entity unless we are the surviving entity following the merger and to amend our organizational documents. Loan Fund II has guaranteed our obligation to make payments under the Unsecured Term Loan. Loan Fund II, as the guarantor of the Unsecured Term Loan, has the right to require the lenders to assign the loan to it under certain circumstances. We are permitted to prepay amounts outstanding under the Unsecured Term Loan in whole or in part without penalty.

Distributions

Prior to the BDC Conversion and our IPO, we distributed $267.8 million to the Initial Members. The distributions were in the form of (1) $164.0 million in cash funded by the proceeds from the Credit Facility and the Unsecured Term Loan as well as cash we generated in the ordinary course of our business and (2) the distribution of all of our investments and the associated interest receivable balances in three portfolio companies, which had a fair value of $103.8 million as of the distribution dates. These distributions represented, in effect, a return of capital, a reduction in the initial equity contribution by the Initial Members, and the replacement of such equity contribution with debt capital from unaffiliated third parties.

On December 28, 2012, after the completion of the BDC Conversion and our IPO, we declared a distribution of $0.108 per share for a total distribution of $1.6 million. The distribution was paid to stockholders on January 8, 2013.

On March 22, 2013, we declared a distribution of $0.355 per share for a total distribution of $5.3 million. The distribution, which was paid to stockholders on April 3, 2013 to stockholders of record as of March 22, 2013, included a return of capital for tax purposes of approximately $0.01 per share based on current earnings for the fiscal year ending December 31, 2013. The specific tax characteristics of the distribution will be reported to stockholders on Form 1099-DIV after the end of the calendar year 2013 and in our periodic reports with the SEC. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

Initial Public Offering and Concurrent Private Placement

In December 2012, we completed our IPO and Concurrent Private Placement in which we sold an aggregate of 7,139,340 shares of our common stock at a price of $15.00 per share, resulting in net proceeds to us of approximately $99.6 million.

Portfolio Investments and Yield

As of March 31, 2013, our investment portfolio consisted of senior secured loans across 14 positions with an aggregate fair value of approximately $233.2 million and a principal balance outstanding of approximately $235.2 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers. As of March 31, 2013, our portfolio had an average investment size of approximately $16.8 million, with investment sizes ranging from $1.0 million to $60.9 million and a weighted average unlevered cash current yield of 14.6%.

As of December 31, 2012, our investment portfolio consisted of senior secured loans across eight positions with an aggregate fair value of approximately $180.5 million and a principal balance outstanding of approximately $181.6 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers. As of December 31, 2012, our portfolio had an average investment size of $22.7 million, with investment sizes ranging from $1.4 million to $60.9 million and a weighted average unlevered cash current yield of 14.2%.

We actively monitor and manage our portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio diversification and risk exposure. This assessment includes a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, elements of liquidity and credit risk in excess of the amount recognized on the statements of assets and liabilities. During the three months ended March 31, 2013, we funded commitments of approximately $1.1 million that were outstanding as of December 31, 2012 and had no additional commitments to fund investments as of March 31, 2013.

Distributions

In order to qualify as a RIC and to avoid corporate-level tax on income, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years on which we paid no U.S. federal income tax.

During the three months ended March 31, 2013, we declared to stockholders distributions of $0.355 per share for total distributions of $5.3 million. The timing and amount of our quarterly distributions, if any, are determined by our board of directors.

While we intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution, we may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Contractual Obligations

A summary of our significant contractual payment obligations as of March 31, 2013 is as follows:

	Payments Due by Period (In millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Credit Facility	$51.3	$—	$—	$—	$51.3
Unsecured Term Loan	90.0	—	90.0	—	—
Total contractual obligations	$141.3	$—	$90.0	$—	$51.3

As of March 31, 2013, we had approximately $98.7 million of unused borrowing capacity under the Credit Facility, of which approximately $13.7 million was available to be drawn under the Credit Facility.

We entered into the Investment Advisory Agreement with WhiteHorse Advisers in accordance with the 1940 Act. The Investment Advisory Agreement became effective upon the pricing of the IPO. Under the Investment Advisory Agreement, WhiteHorse Advisers manages our day-to-day investment operations and provides us with access to personnel and an investment committee and certain other resources so that we may fulfill our obligation to act as collateral manager of WhiteHorse Warehouse under the Credit Facility. Payments under the Investment Advisory Agreement in future periods will equal the sum of (1) a management fee equal to 2% of the value of our consolidated gross assets and (2) an incentive fee based on our performance. See “Related Party Transactions — Investment Advisory Agreement” in Note 5 to the consolidated financial statements.

We also entered into the Administration Agreement with WhiteHorse Administration on December 4, 2012. Pursuant to the Administration Agreement, WhiteHorse Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. WhiteHorse Administration also furnishes us with the resources necessary for us to act as collateral manager to WhiteHorse Warehouse under the Credit Facility. If requested to provide managerial assistance to our portfolio companies, WhiteHorse Administration will be paid an additional amount based on the services provided, which amount will not, in any case, exceed the amount we receive from the portfolio companies for such services. Payments under the Administration Agreement are based upon our allocable portion of WhiteHorse Administration’s overhead expenses in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer, chief financial officer and chief operating officer along with their respective staffs.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	WhiteHorse Advisers manages the day-to-day operations of, and provides investment management services to, us pursuant to the Investment Advisory Agreement.
•	WhiteHorse Administration provides us with the office facilities and administrative services, including access to the resources necessary for us to perform our obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility, pursuant to the Administration Agreement.
•	We have entered into a license agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name.
•	Concurrent with the closing of our IPO, certain of our directors and officers, the managers of our investment adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through the Concurrent Private Placement for proceeds to us of approximately $7 million. We received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

WhiteHorse Advisers or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, WhiteHorse Advisers or its affiliates may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. As a result, WhiteHorse Advisers or its affiliates may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by or affiliated with WhiteHorse Advisers. WhiteHorse Advisers or its affiliates will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time.

Critical Accounting Policies

The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. We have identified the following as critical accounting policies.

Valuation of Portfolio Investments

We value our investments in accordance with Accounting Standards Codification, or ASC, 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value.

Our portfolio consists primarily of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain, may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event occurs with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale, we expect to use the pricing indicated by such external event to corroborate our valuation.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our investment committee and our investment adviser.
•	The audit committee of the board of directors reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. Our fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of the investment adviser are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

Investment Transactions and Related Investment Income and Expense

We record our investment transactions on a trade date basis, which is the date when we have determined that all material terms have been defined for the transactions. These transactions could possibly settle on a subsequent date depending on the transaction type. All related revenue and expenses attributable to these transactions are reflected on our consolidated statement of operations commencing on the trade date unless otherwise specified by the transaction documents. Realized gains and losses on investment transactions are recorded on the specific identification method.

We accrue interest income if we expect that ultimately we will be able to collect it. Generally, when an interest payment default occurs on a loan in our portfolio, or if our management otherwise believes that the issuer of the loan will not be able to service the loan and other obligations, we place the loan on non-accrual status and will cease recognizing interest income on that loan until all principal and interest is current through payment or until a restructuring occurs, such that the interest income is deemed to be collectible. However, we remain contractually entitled to this interest. We may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. Accrued interest is written off when it becomes probable that such interest will not be collected and the amount of uncollectible interest can be reasonably estimated. Any original issue discounts, as well as any other purchase discounts or premiums on debt investments, are accreted or amortized to interest income or expense, respectively, over the maturity periods of the investments.

Interest expense is recorded on an accrual basis. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when we make certain investments. These expenses are recognized in the consolidated statement of operations as they are incurred.

Loan Origination, Facility, Commitment and Amendment Fees

We may receive fees in addition to interest income from the loans during the life of the investment. We may receive origination fees upon the origination of an investment. We defer these origination fees and deduct them from the cost basis of the investment and subsequently accrete them into income over the term of the loan. We may receive facility, commitment and amendment fees, which are paid to us on an ongoing basis. We accrue facility fees, sometimes referred to as asset management fees, as a percentage periodic fee on the base amount (either the funded facility amount or the committed principal amount). Commitment fees are based upon the undrawn portion committed by us and we record them on an accrual basis. Amendment fees are paid in connection with loan amendments and waivers and we account for them upon completion of the amendments or waivers, generally when such fees are receivable. We include any such fees in interest income on the consolidated statement of operations.

Senior Securities

Information about our senior securities is shown in the following table as of the fiscal year ended December 31, 2012 and has been derived from our consolidated financial statements, which were audited by Crowe Horwath LLP, an independent registered public accounting firm.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage per Unit(1)	Involuntary Liquidating Preference per Unit(2)	Average Market Value per Unit(3)
Credit Facility
December 31, 2012	$51,250	2,622	N/A	N/A
Unsecured Term Loan
December 31, 2012	$90,000	2,622	N/A	N/A

(1)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(2)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(3)	Not applicable, as senior securities are not registered for public trading.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. During the period covered by our financial statements, many of the loans in our portfolio had floating interest rates, and we expect that many of our loans to portfolio companies in the future will also have floating interest rates. These loans are usually based on a floating rate based on LIBOR that resets quarterly to the applicable LIBOR rate. Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. Since we plan to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

Assuming that the balance sheet as of March 31, 2013 were to remain constant and that no actions are taken to alter our existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would not significantly impact the value of our portfolio. As of March 31, 2013, all of the floating rate investments in our portfolio had an interest rate floor. Variable-rate investments subject to a floor generally reset periodically to the applicable floor and, in the case of investments in our portfolio, quarterly to a floor based on LIBOR, only if the floor exceeds the index. Under these loans, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor.

Although management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit markets, the size, credit quality or composition of the assets in our portfolio and other business developments, including borrowing, that could affect net increase in net assets resulting from operations, or net income. It also does not adjust for the effect of the time-lag between a change in the relevant interest rate index and the rate adjustment under the applicable loan. Accordingly, we can offer no assurances that actual results would not differ materially from the statement above.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts to the extent permitted under the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

THE COMPANY

We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. We also intend to be treated a RIC, for tax purposes, under the Code commencing with our taxable year ended December 31, 2012.

We are a direct lender targeting debt investments in privately held, small-cap companies located in North America. We define the small-cap market as those companies with enterprise values between $50 million and $350 million. Our investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR plus a spread and have a term of three-to-six years. While we focus principally on originating senior secured loans to small-cap companies, we may also make opportunistic investments at other levels of a company’s capital structure, including mezzanine loans or equity interests, and in companies outside of the small-cap market, to the extent we believe the investment presents an opportunity to achieve an attractive risk-adjusted return. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, as well as origination and other fees, capital appreciation and dividends.

We have invested, and expect in the future to invest, in securities that are rated below investment grade by rating agencies or that may be rated below investment grade if they were so rated. Below investment grade securities, which are often referred to as “junk” bonds, are viewed as speculative investments because of concerns with respect to the issuer’s capacity to pay interest and repay principal.

As of March 31, 2013, our investment portfolio consisted of senior secured loans across 14 positions with an aggregate fair value of $233.2 million and a principal balance outstanding of $235.2 million. As of December 31, 2012, our investment portfolio consisted of senior secured loans across eight positions with an aggregate fair value of $180.5 million and a principal balance outstanding of $181.6 million. As of March 31, 2013 and December 31, 2012, the majority of our portfolio comprised senior secured loans to small-cap borrowers. As of March 31, 2013, our portfolio had an average investment size of $16.8 million, with investment sizes ranging from $1.0 million to $60.9 million, a weighted average unlevered cash current yield of 14.6%, and a yield to maturity of 16.6%, with yields to maturity ranging from 8.2% to 30.4%. As of December 31, 2012, our portfolio had an average investment size of $22.7 million, with investment sizes ranging from $1.4 million to $60.9 million, a weighted average unlevered cash current yield of 14.2% and a yield to maturity of 17.9%, with yields to maturity ranging from 9.7% to 30.4%. Yield to maturity is calculated based on the cost of purchased investments or the fair value of contributed investments, in each case on the date, as applicable; and uses the relevant published LIBOR curve as of such date; and assumes (i) all scheduled interest payments are made as scheduled and (ii) each investment is held to maturity with no prepayments or losses and is repaid at par upon maturity. As of March 31, 2013, the weighted average remaining term of our debt investments was approximately 2.5 years, with remaining terms ranging from 0.3 years to 5.3 years. As of December 31, 2012, the weighted average remaining term of our debt investments was approximately 2.3 years, with remaining terms ranging from 0.5 years to 4.0 years.

We believe that market inefficiencies and an imbalance between the supply of and demand for capital in the small-cap credit market creates an attractive investment opportunity through the origination of primary loans. It is our belief that unsophisticated marketing processes often employed by small-cap companies seeking debt capital as well as a lack of coverage and speed of execution at many investment firms often result in these loans being priced and structured less efficiently than loans to larger companies. Additionally, we believe the persistent scarcity of capital available to small-cap companies relative to strong demand for such loans has also contributed to more favorable transaction structures for lenders. As a result of these factors, we believe that, relative to loans made to large companies, loans made to small-cap companies are more likely to offer attractive economics in the form of interest rates, fees, and prepayment penalties as well as increased security features in the form of stricter covenants and higher quality collateral. By utilizing the experience and expertise of H.I.G. Capital in the small-cap market, we believe that we are well positioned to capitalize on these market dynamics to achieve attractive risk-adjusted returns for investors.

H.I.G. Capital

H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market, both in the United States and Europe. H.I.G. Capital was founded in 1993 and, over the past 19 years, has grown by continually enhancing its strategic investment capabilities into additional asset classes within the small-cap market. As of March 31, 2013, H.I.G. Capital managed approximately $12 billion of capital through a number of buyout, credit-oriented and growth capital funds each of which is focused on the small-cap market. As of such date, H.I.G. Capital operated through domestic offices in Miami, New York, Boston, San Francisco, Dallas, Atlanta and Chicago and international offices in London, Hamburg, Paris, Madrid and Rio de Janeiro, with approximately 260 investment professionals with the operating, strategy and investing experience to execute the firm’s value-added small-cap investment strategy. H.I.G. Capital’s investment professionals share a common investment philosophy built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides credit investment decisions. In addition, H.I.G. Capital has a network of over 180 current and former controlled portfolio companies and an administrative staff of approximately 140 employees as of March 31, 2013, including in-house legal, compliance, accounting and information technology professionals. Further, over the past 19 years, H.I.G. Capital has built an extensive and proprietary network of informal and unconventional deal sources in the small-cap business community consisting of accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. We believe that H.I.G. Capital, as an experienced small-cap investor, has a demonstrated ability to identify, source, analyze, invest and monitor investments in the small-cap market.

H.I.G. Capital has significant investment experience in the small-cap credit market. As of March 31, 2013, H.I.G. Capital’s credit platform managed over $5 billion of capital across multiple investment funds supported by 78 dedicated credit investment professionals. These investment professionals bring a depth of experience and skills across a broad range of industries and transaction types, including primary loan originations, secondary debt purchases and special situations and distressed debt investing.

Our Investment Adviser

Our investment activities are managed by our investment adviser, H.I.G. WhiteHorse Advisers, LLC. H.I.G. WhiteHorse Advisers, LLC is an affiliate of H.I.G. Capital. Our investment adviser is responsible for sourcing potential investments, conducting research and diligence on prospective companies, analyzing investment opportunities, structuring our investments and monitoring our portfolio companies on an ongoing basis. Our investment adviser was organized in Delaware and is a registered investment adviser under the Advisers Act. Under the Investment Advisory Agreement, we pay our investment adviser a base management fee and an incentive fee for its services. See “The Adviser and the Administrator — Investment Advisory Agreement” for a discussion of the base management fee and incentive fee that we have agreed to pay our investment adviser. Prior to the completion of the IPO, we were provided with investment management services under the interim investment advisory agreement, which was terminated effective December 4, 2012 and was replaced by the Investment Advisory Agreement.

Our investment adviser has entered into the Staffing Agreement with an affiliate of H.I.G. Capital under which the affiliate has agreed to make experienced investment professionals available to our investment adviser and to provide access to the senior investment personnel of H.I.G. Capital. We believe that the Staffing Agreement provides our investment adviser with access to deal flow generated by H.I.G. Capital in the ordinary course of business and commits certain members of H.I.G. Capital’s investment committee to serve as members of the investment committee. In addition, the affiliate of H.I.G. Capital is obligated under the Staffing Agreement to allocate investment opportunities among its managed affiliates fairly and equitably over time in accordance with its allocation policy. See “Certain Relationships — Investment Advisory Agreement.” Our investment adviser takes advantage of the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of H.I.G. Capital’s senior investment professionals.

The investment committee oversees our investment activities and is led by senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of

March 31, 2013. These professionals have extensive experience investing in the small-cap credit market, having collectively invested in more than 1,000 loans.

WhiteHorse Administration

WhiteHorse Administration, LLC, an affiliate of our investment adviser, provides certain administrative services and facilities necessary for us to operate, including, office facilities and equipment and clerical, bookkeeping and record-keeping services. WhiteHorse Administration oversees our financial reporting as well as prepares our reports to stockholders and reports required to be filed with the SEC. WhiteHorse Administration also manages the determination and publication of our net asset value and the preparation and filing of our tax returns and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others, including under the Staffing Agreement. WhiteHorse Administration may retain third parties to assist in providing administrative services to us. To the extent that WhiteHorse Administration outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

Market Opportunity

We believe that market inefficiencies and an imbalance between the supply of and demand for capital in the small-cap credit market create an attractive investment opportunity through the origination of primary loans for the following reasons:

Specialized Lending Requirements.  We believe that several factors render traditional banks and providers of credit ill-suited to lend to small-cap companies. For example, based on the experience of our investment adviser, lending to small-cap companies: (1) is generally more labor intensive than lending to larger companies due to fewer management resources at small-cap companies and often fragmented information available regarding such companies, particularly where no financial sponsor is involved, (2) requires more rigorous due diligence and underwriting practices than lending to larger companies, and (3) requires a substantial network of deal sources to identify appropriate opportunities because such borrowers often do not engage a financial advisor, or engage smaller, less sophisticated financial advisors focused on the small-cap market. As a result, only a limited segment of the lending community has historically served small- cap borrowers.

Reduced Lending by Commercial Banks.  Recent regulatory changes, including the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the Basel III Accords, or Basel III, in addition to the continued ownership of legacy non-performing assets, have significantly curtailed banks’ lending capacity. In response, we believe that many commercial lenders have de-emphasized their service and product offerings to small-cap companies in favor of lending, managing capital markets transactions and providing other non-lending services to their larger customers. We expect bank lending to small-cap companies to continue to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. The chart below shows that the lending activity of smaller U.S. commercial banks (defined as banks with $100 million to $1.0 billion in assets), which we believe lend to the small-cap space, remains constrained and has continued to contract since the 2008 crisis. In addition, the number of FDIC insured commercial banks and savings institutions has declined from 2000 through December 31, 2012. We believe that the relative decline in competition will drive a higher volume of deal flow to us.

Reduced Credit Supply from Non-Bank Lenders.  We believe lending to small-cap companies from non-bank lenders will also be constrained as many of those lenders have gone out of business, exited the market or are winding down. Numerous hedge funds previously active in leveraged loans have disappeared or contracted during the recent financial market crisis, while others exited the lending market due to asset- liability mismatches. Other non-bank lenders exited lending due to balance sheet pressures. Additionally, the reduction in new issuance of collateralized loan obligations, or CLOs, has reduced liquidity in the small-cap loan market. Along with the constraints in bank lending, this situation provides a promising environment in which to originate loans to small-cap companies.

Significant Demand for Credit.  We believe that, despite the constrained supply situation, demand for debt financing from small-cap companies will remain strong. Small-cap companies consistently require credit to support investments and growth initiatives and to finance acquisitions. In addition, we believe there will be substantial demand for refinancings as a large amount of the corporate debt issued to small-cap borrowers prior to the 2008 crisis is scheduled to mature in the next few years. When combined with the decreased availability of debt financing for companies described above, these factors should increase lending opportunities for us.

Inefficient Market.  We believe there are a number of inefficiencies in the small-cap credit market that should allow us to achieve a superior risk-return profile relative to other types of loans. For example, small-cap borrowers may not hire a financial advisor, or may hire a financial advisor with lesser capabilities relative to larger advisors. Therefore, small-cap borrowers typically may not receive multiple financing offers and may be less sophisticated in negotiating the terms of their financing. Moreover, the simpler capital structures frequently found in small-cap companies facilitate lenders negotiating enhanced protections and encountering fewer intercreditor issues. In addition, small-cap lenders face less competition than lenders to larger companies. As a result, small-cap lenders frequently have greater flexibility in structuring favorable transactions.

Competitive Strengths

We believe we are well-positioned to take advantage of opportunities in the small-cap market due the following competitive strengths:

Leading Small-Cap Market Position.  H.I.G. Capital is one of the leading global alternative asset managers focused on the small-cap market. With approximately $12 billion of capital under management as of March 31, 2013 and 19 years of investment experience focused primarily on small-cap companies, H.I.G. Capital believes it has a specialized knowledge of the small-cap marketplace and an expertise in evaluating the issues and opportunities facing small-cap companies throughout economic cycles. H.I.G. Capital’s investment professionals share a common investment philosophy tailored to small-cap companies and built around a highly analytical, private equity-like framework of rigorous business assessment, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions.

Large and Experienced Team with Substantial Resources.  Our investment adviser has access through the Staffing Agreement to the resources and expertise of H.I.G. Capital’s more than 390 employees in twelve offices across the United States, Europe and South America as of March 31, 2013. As of such date, H.I.G. Capital had approximately 260 experienced investment professionals, including 78 professionals dedicated to debt investing. We believe the size of H.I.G. Capital’s investment team provides a number of advantages, including the resources needed to diligently evaluate a large number of investment opportunities and rigorously monitor our investments, as well as access to in-house specialized industry knowledge and situational experience. In addition, H.I.G. Capital has a network of over 180 current and former controlled portfolio companies, an in-house team of operators and strategy consultants (that we believe can provide support in evaluating strategic issues), and an administrative staff of approximately 140 employees, including H.I.G. Capital’s in-house legal, compliance, accounting and information technology professionals. We believe that the quality of these resources provides a significant advantage and will contribute to the strength of our business.

Extensive Deal Sourcing Infrastructure.  We believe that, given the inefficiencies of the small-cap market, finding smaller companies that represent attractive debt investment opportunities requires a different sourcing network than that used for investing in larger companies. Through the Staffing Agreement, our investment adviser expects to have access to H.I.G. Capital’s extensive proprietary deal flow network of informal and unconventional potential deal sources in the small-cap business community, including accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. This sourcing network has been built over the past 19 years, as H.I.G. Capital has focused its growth on increasing and improving its strategic capabilities for investing in the small-cap market. Unlike other private equity firms that have grown “vertically” during this timeframe by raising larger funds focused on investing in larger companies, H.I.G. Capital has expanded “horizontally” by creating more funds and strategies centered on the small-cap market. As a result, we believe H.I.G. Capital has established itself as a “go to” investor for small-cap companies. H.I.G. Capital’s approximately 260 investment professionals are actively involved in sourcing opportunities. In addition, H.I.G. Capital’s in-house business development group of 15 dedicated deal sourcing professionals, as of March 31, 2013, remains in close contact with potential sources of opportunities through an outbound calling program. We believe H.I.G. Capital’s extensive deal sourcing infrastructure provides us access to investment opportunities that may not be available to many of our competitors.

Deep Credit Expertise:  We believe we will benefit from H.I.G. Capital’s extensive small-cap credit experience in evaluating, structuring and monitoring our investments. As of March 31, 2013, H.I.G. Capital’s credit platform managed over $5 billion of capital across multiple investment funds supported by 78 dedicated credit investment professionals. These investment professionals have invested in more than 1,000 loans and bring a depth of experience and skills across a broad range of industries and transaction types, including primary loan originations, secondary debt purchases and special situations and distressed debt investments. We believe this credit experience will allow us to achieve attractive risk-adjusted returns. For example, our investment adviser’s experience in distressed debt investing should provide us with expertise in credit documentation, loan structuring and restructuring negotiations to help protect our investments and maximize our recovery value to the extent a portfolio company does not perform as expected.

Disciplined Investment and Underwriting Process.  Through its 19 years of investment experience, we believe H.I.G. Capital has developed a disciplined investment process entailing intensive “bottom-up” company-level fundamental analysis which we utilize in order to generate attractive risk-adjusted returns while preserving downside protection. This thorough due diligence process includes analyzing the following key target company criteria: (1) cash flow generation; (2) underlying asset valuation; (3) competitive position; (4) industry dynamics and (5) strength of management. Each investment is reviewed by the investment committee, which is comprised of senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of March 31, 2013. This investment committee process brings the experience and perspectives of the committee members to the analysis and consideration of each investment. Subsequently, if an underwriting commitment is approved, our investment adviser will seek to structure and document the loan to protect us from risks identified in the due diligence process. Our investment adviser actively monitors and manages our investment portfolio, including engaging in frequent discussions with management regarding company performance as well as general market conditions.

Investment Strategy/Guidelines

Our investment strategy is to generate current income and capital appreciation primarily by originating secured loans. Our typical investment size ranges from $10 million to $50 million. We primarily target borrowers in the United States with enterprise values of $50 million to $350 million across a broad range of industries. We use the proceeds of our loans for a variety of purposes, including refinancings of existing debt, acquisition financing or providing working capital to support growth or realignment. We focus principally on originating senior secured loans to performing privately held small-cap companies across a broad range of industries that typically carry a floating interest rate based on LIBOR and have a term of three-to-six years. While we focus principally on originating senior secured loans to small-cap companies, we may also opportunistically make investments at other levels of a company’s capital structure, including in mezzanine loans or equity interests, and in companies outside of the small-cap market, to the extent we believe an investment presents an opportunity to achieve an attractive risk-adjusted return. We also may receive warrants to purchase common stock in connection with our debt investments. We generate current income through the receipt of interest payments, origination and other fees, and dividends. Our typical loans carry a floating interest rate based on LIBOR plus a spread, have with a term of three to six years, are secured by all tangible and intangible assets of the borrower and include covenants, monitoring and information rights in favor of the lender.

Target businesses typically exhibit some or all of the following characteristics:

•	Enterprise value of between $50 million and $350 million;
•	organized in the United States;
•	an experienced management team;
•	stable and predictable free cash flows;
•	discernible downside protection through recurring revenue or strong tangible asset coverage;
•	products and services with distinctive competitive advantages or other barriers to entry;
•	low technology and market risk; and
•	strong customer relationships

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company. See “Regulation — Qualifying Assets.”

Investment Process Overview

Sourcing.   We believe that identifying small-cap companies that represent attractive debt investment opportunities requires a different sourcing network than is required for investments in larger companies. Whereas larger companies typically hire an investment bank to help develop marketing materials and run a financing process involving a large number of potential lenders to ensure pricing is determined by the market, small-cap companies typically do not have the resources to hire large financial advisors or investment banks. While these small-cap lending opportunities are far less competitive, they are more difficult to source.

Our deal flow and idea generation for small-cap investments primarily originates from H.I.G. Capital’s existing and extensive network of informal and unconventional deal sources in the small-cap business community. Built over the past 19 years, this deal sourcing network includes accountants, attorneys, brokers, insurance agents, consultants and financial advisors who have access to small-cap companies. While other alternative asset managers have grown “vertically” during this timeframe by raising funds focused on investing in larger companies, H.I.G. Capital has expanded “horizontally” by creating more funds and strategies centered on the small-cap market. As a result, we believe H.I.G. Capital has established itself as a “go to” investor for small-cap companies and their financial advisors across asset classes.

The contacts in H.I.G. Capital’s network generally operate outside of the structured investment banking infrastructure and typically play a limited introductory role to the companies and their management teams. In addition, H.I.G. Capital promotes a culture in which sourcing is considered a focus for all of its approximately 260 investment professionals in each of its twelve offices, from analysts to managing directors. Lastly, H.I.G. Capital’s in-house business development group of 15 dedicated deal sourcing professionals supplements this effort through an outbound calling program.

Due Diligence.  We believe that the cornerstone of generating attractive risk-adjusted returns is a thorough due diligence process. We utilize the same methodology to evaluate potential investments that H.I.G. Capital has used over the past 19 years, which includes employing a highly analytical, private equity-like framework for rigorously assessing companies, extensive due diligence and a disciplined risk valuation methodology that guides investment decisions. As part of every transaction we consider, we analyze the following key target company criteria: (1) cash flow generation, (2) underlying asset valuation, (3) competitive position, (4) industry dynamics and (5) strength of management. In addition, our due diligence process for small-cap companies will typically entail:

•	a thorough review of historical and pro forma financial information;
•	on-site visits with management;
•	a review of loan documents and material contracts;
•	third-party “quality of earnings” accounting due diligence, when appropriate;
•	research relating to the company’s business, industry, markets, products and services of competitors;
•	background checks on key managers; and
•	the commission of third-party market studies, when appropriate.

During the due diligence process, we utilize the significant resources across the broad H.I.G. Capital platform, including the sector expertise of the firm’s team of approximately 260 investment professionals, its industry contacts, and H.I.G. Capital’s network of over 180 current and former controlled portfolio companies. We believe that our access to these significant resources provides a great deal of supplementary information that should enable us to evaluate opportunities more quickly and effectively than our competitors. Furthermore, H.I.G. Capital has a team of in-house operators and strategy consultants that can provide support in evaluating strategic issues. Legal and financial due diligence may also be conducted by attorneys and independent accountants as well as other outside advisers, as appropriate.

Structuring Originations.  Our investment adviser’s team has substantial expertise in structuring and documenting loans originated to small-cap companies. Our investment adviser works with outside counsel to structure loans with strong creditor protections and contractual controls over borrower operations. Our investment adviser works to obtain extensive operating and financial covenants, detailed reporting requirements, governance rights and board seats to protect our investment while allowing the borrower the necessary flexibility to successfully execute its business plan. We believe that our investment adviser’s extensive experience investing in distressed debt and special situations allows it to anticipate the form of any potential restructuring in order to maximize our potential recovery in such an event, and our investment adviser is better able to seek to structure our loan and credit documentation to protect us from risks identified in the due diligence process. Our investment adviser also evaluates the broader capital structure of the borrower to ensure that we have strong rights as compared to other participants in the borrower’s capital structure.

Portfolio Management and Monitoring.  We actively monitor and manage the portfolio with regard to individual company performance as well as general market conditions. Investment decisions on new originations generally include an analysis of the impact of the new loan on our broader portfolio, including a “top-down” assessment of portfolio diversification and risk exposure. This assessment includes a review of portfolio concentration by issuer, industry, geography and type of credit as well as an evaluation of our portfolio’s exposure to macroeconomic factors and cyclical trends.

We believe that consistent, active monitoring of individual companies and the broader market is integral to portfolio management and a critical component of our investment process. Our investment adviser uses several methods of evaluating and monitoring the performance and fair value of our investments, including the following:

•	frequent discussions with management and sponsors, including board observation rights where possible;
•	comparing/analyzing financial performance to the portfolio company’s business plan, as well as our internal projections developed at underwriting;
•	tracking portfolio company compliance with covenants, as well as other metrics identified at initial investment stage, such as acquisitions, divestitures, product development and specified management hires; and
•	periodic review by the investment committee of each asset in the portfolio and more rigorous monitoring of “watch list” positions.

As part of the monitoring process, our investment adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. This risk rating system is intended to identify and assess risks relative to when we initially made the investment and could be impacted by such factors as company-specific performance, changes in collateral, changes in potential exit opportunities or macroeconomic conditions.

All investments are initially assigned a rating of 2, as this grade represents a company that is meeting initial expectations with regard to performance and outlook. A rating may be improved to a 1 if, in the opinion of our investment adviser, a portfolio company’s risk of loss has been reduced relative to initial expectations. An investment will be assigned a rating of 3 if the risk of loss has increased relative to initial expectations and will be assigned a rating of 4 if our investment principal is at a material risk of not being fully repaid. A rating of five indicates an investment is in payment default and has significant risk of not receiving a full repayment.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of March 31, 2013 and December 31, 2012:

	March 31, 2013		December 31, 2012
Investment Performance Rating	Investments at Fair Value (Dollars in Thousands)	Percentage of Total Portfolio	Investments at Fair Value (Dollars in Thousands)	Percentage of Total Portfolio
1	$0	0.0%	$0	0.0%
2	$179,087	76.8%	$180,488	100.0%
3	$54,070	23.2%	$0	0.0%
4	$0	0.0%	$0	0.0%
5	$0	0.0%	$0	0.0%
Total Portfolio	$233,157	100.0%	$180,488	100.0%

Investment Committee and Decision Process

The investment committee oversees our investment activities, subject to oversight by our board of directors, and is led by senior investment professionals of H.I.G. Capital with an average of more than 20 years of investment experience as of March 31, 2013. These professionals have extensive experience investing in the small-cap credit market, having collectively invested in more than 1,000 loans. The investment committee process is intended to bring the experience and perspectives of the various members to the analysis and consideration of each investment. The investment committee process is a highly collaborative effort, typically beginning at the term sheet phase of a transaction and continuing through the close of the transaction. When an opportunity is first discussed, the investment committee assists the investment team in exploring the key issues requiring due diligence or deal structuring and identifying the available resources within H.I.G. Capital, including other H.I.G. investment professionals or senior managers from current and former portfolio companies with specific industry experience. Throughout the transaction process, the investment team will meet regularly with the investment committee in a process which requires all of the investment committee’s concerns to be appropriately addressed through due diligence and transaction structuring. This collaborative process between the investment team and the investment committee means that, by the time a potential transaction is ready for final approval or rejection, the investment committee members are already deeply familiar with it and have had an opportunity to address any concerns. As a result, investment committee decisions are made by consensus. The investment committee will meet regularly, including special meetings on short notice, to approve or discuss material developments on new or existing investments.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our administrator for its allocated costs in providing such assistance, subject to the review and approval by our board, including our independent directors. See “The Adviser and the Administrator —  Administration Agreement.”

Competition

Our primary competitors that provide financing to small-cap companies include public and private investment funds, including other business development companies, commercial and investment banks, commercial financing companies, collateralized loan obligation entities, specialty finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. As the economic recovery continues, we expect that we may face enhanced competition in the future. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company and that the Code will impose on us as a RIC and may not be subject to contractual restrictions similar to those under the Credit Facility and the Unsecured Term Loan. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — The competitive market for investment opportunities in which we operate may limit our investment opportunities.”

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by WhiteHorse Advisers. We have a chief executive officer, chief financial officer, chief operating officer and chief compliance officer and, to the extent necessary, our board may elect to hire additional personnel going forward. Under the Investment Advisory Agreement and the Administration Agreements, our investment adviser and our Administrator, respectively, have agreed to provide us with access to personnel, an investment committee and certain other resources so that we may perform our obligations as collateral manager under the Credit Facility. Our officers are employees of an affiliate of WhiteHorse Administration, an affiliate of our investment adviser, and our allocable portion of the cost of our chief financial officer, chief operating officer and chief compliance officer along with their respective staffs is paid by us pursuant to the Administration Agreement. Some of our executive officers described under “Management of the Company” are also officers of WhiteHorse Advisers. See “The Adviser and the Administrator — Administration Agreement.”

Properties

Our executive offices are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131 and are provided by our administrator pursuant to our Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of our investment adviser, our administrator, H.I.G. Capital or us is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2013, for each portfolio company in which we had an investment. Except as disclosed in the footnotes to the following table, other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. See “Regulation — Managerial Assistance.”

As of March 31, 2013, our investment portfolio consisted of senior secured loans across 14 positions with an aggregate fair value of $233.2 million and a principal balance outstanding of $235.2 million. As of that date, the majority of our portfolio was comprised of senior secured loans to small-cap borrowers. As of March 31, 2013, our portfolio had an average investment size of $16.8 million, with investment sizes ranging from $1.0 million to $60.9 million, a weighted average unlevered cash current yield of 14.6% and a yield to maturity of 16.6%, with yields to maturity ranging from 8.2% to 30.4%. Yield to maturity is calculated based on the cost of purchased investments or the fair value of contributed investments, in each case on the date of purchase or contribution, as applicable; and uses the relevant published LIBOR curve as of such date; and assumes (i) all scheduled interest payments are made as scheduled and (ii) each investment is held to maturity with no prepayments or losses and is repaid at par upon maturity. Also as of March 31, 2013, the weighted average remaining term of our debt investments was approximately 2.5 years, with remaining terms ranging from 0.3 years to 5.3 years.

The investments in our existing portfolio were selected because they are similar to the type of investments we plan to make going forward. These investments are generally senior secured loans to U.S.-based small-cap companies. The investments have what our investment adviser believes to be appropriate risk adjusted returns for a business development company, meaning a low absolute risk of loss and a level of expected return that our investment adviser believes is attractive. These investments were selected to allow the portfolio to meet the diversification requirements applicable to RICs. We do not believe that there are any material differences in the underwriting standards that were used to originate these investments and the underwriting standards described in this prospectus. Not all of our current investments meet all of these criteria, and we cannot be certain that our investment adviser will be able to make or will decide to make investments in the future that meet any or all of these criteria.

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity Date		Principal Due at Maturity (in thousands)	Fair Value of Investment (in thousands)
Acella Pharmaceuticals, LLC(1) 9005 Westside Drive Alpharetta, GA 30009	Pharmaceuticals	Senior Secured	16.00% (LIBOR + 15.00%; 1.00% Floor)	12/30/15		$60,886	$60,886
AGS LLC(1) 6680 Amelia Earhart Court Las Vegas, NV 89119	Electronic Equipment & Instruments	Senior Secured	11.50% (LIBOR + 10.00%; 1.50% Floor)	8/15/16		19,567	17,709
Comprehensive Decubitus Therapy, Inc.(1) 7003 Valley Ranch Drive Little Rock, AR 72223	Health Care Distributors	Senior Secured	13.50% (LIBOR + 10.50%; 1.50% Floor; 3.00% PIK)	3/15/18		17,023	16,683
Genoa Healthcare Group, LLC(1) 10210 Highland Manor Drive, Suite 270 Tampa, FL 33610	Health Care Facilities	Senior Secured	14.00% (LIBOR + 9.50%; 3.00% Floor; 1.50% PIK)	2/10/15		27,161	27,269
GMT Holdings 1 Ltd. & GMT Holdings 12 Ltd.(2) 3300 S. Parker Road, Suite 500 Aurora, CO 80014	Specialized Finance	Senior Secured	25.00%	6/30/13	(3)	36,434	36,361
Grupo HIMA San Pablo, Inc.(1) P.O. Box 4980 Caguas, PR 00726	Health Care Facilities	Senior Secured First Lien	8.50% (LIBOR + 7.00%; 1.50% Floor)	1/31/18		15,000	14,700
Grupo HIMA San Pablo, Inc. P.O. Box 4980 Caguas, PR 00726	Health Care Facilities	Senior Secured Second Lien	13.75%	7/31/18		1,000	950
Orleans Homebuilders, Inc.(1) 3333 Street Road Bensalem, PA 19020	Homebuilding	Senior Secured	12.50% (LIBOR + 10.50%; 2.00% Floor)	2/14/16		16,472	16,636

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity Date	Principal Due at Maturity (in thousands)	Fair Value of Investment (in thousands)
Pre-Paid Legal Services Inc.(1) One Pre-Paid Way Ada, OK 74820	Specialized Consumer Services	Senior Secured Term Loan A	7.50% (LIBOR + 6.00%; 1.50% Floor)	12/31/16	1,357	1,356
Pre-Paid Legal Services Inc.(1) One Pre-Paid Way Ada, OK 74820	Specialized Consumer Services	Senior Secured Term Loan B	11.00% (LIBOR + 9.50%; 1.50% Floor)	12/31/16	7,929	7,849
Securus Technologies, Inc.(1) 14651 Dallas Parkway Dallas, TX 75254	Integrated Telecommunication Services	Senior Secured	10.75% (LIBOR + 9.00%; 1.75% Floor)	5/31/18	1,000	1,020
Smile Brands Group Inc.(1) 8105 Irvine Center Drive Irvine, CA 92618	Diversified Support Services	Senior Secured	7.00% (LIBOR + 5.25%; 1.75% Floor)	12/31/17	1,995	1,931
St. John Knits International, Inc. 17622 Armstrong Ave Irvine, CA 92614	Apparel, Accesories & Luxury Goods	Senior Secured	13.00%	3/3/15	11,769	12,040
TCO Funding Corp.(1) 2500 Northwinds Parkway, Suite 500 Alpharetta, GA 30009	Building Products	Senior Secured	9.50% (LIBOR + 7.50%, 2.00% Floor)	4/27/14	17,626	17,767
Total Investments as of 3/31/2013					$235,219	$233,157

(1)	A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR and that is reset periodically. For each debt investment, the interest rate in effect at March 31, 2013 has been provided.
(2)	The investment in GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd. are held through our subsidiary, Bayside Financing S.A.R.L.
(3)	The terms of the senior secured term loan were amended on June 28, 2013 to extend the maturity date to June 30, 2014, with the interest rate remaining the same.

Set forth below is a brief description of each portfolio company and additional information relevant to our investments.

Acella Pharmaceuticals, LLC

Acella Pharmaceuticals, LLC develops and markets generic pharmaceuticals for the dermatology, women’s health and nutraceuticals markets.

AGS LLC

AGS LLC is a designer, manufacturer and operator of electronic games for lease to gaming providers.

Comprehensive Decubitus Therapy, Inc.

Comprehensive Decubitus Therapy, Inc. is a provider of both traditional dry wound care and moist product supplies for patients of physicians, clinics and long-term care facilities.

Genoa Healthcare Group, LLC

Genoa Healthcare Group, LLC is Florida’s largest provider of skilled nursing services offering centers that provide skilled nursing, rehabilitation and other specialty services for their patients.

GMT Holdings 1 Ltd. & GMT Holdings 12 Ltd.

GMT Holdings 1 Ltd. & GMT Holdings 12 Ltd. are aircraft leasing companies that own and lease ten A320 and A340 airplanes. As each lease terminates, they part-out the aircraft through a third party and sell the engines and other parts in the secondary market. The interest rate on our investment in GMT Holdings 1 Ltd. & GMT Holdings 12 Ltd.’s senior secured term loan was structured from inception to PIK over the loan’s first 9 months and then to pay cash interest thereafter until maturity. The interest rate on this loan converted from all PIK interest to all cash interest as scheduled.

Grupo HIMA San Pablo, Inc.

Grupo HIMA San Pablo, Inc. operates the largest network of tertiary care hospitals in Puerto Rico and is a leading provider of ancillary health services in the Caribbean.

Orleans Homebuilders, Inc.

Orleans Homebuilders, Inc. builds single-family homes, townhouses and condominiums, operating across seven states and nine distinct markets, principally operates in the Northeast and certain South.

Pre-Paid Legal Services Inc.

Pre-Paid Legal Services Inc. is a leading marketer of memberships of affordable professional legal services and identity theft solutions to families and small businesses across the United States and Canada. For a monthly fee, a member and his or her family gains access to a national network of attorneys that can be used for a range of legal services.

Securus Technologies, Inc.

Securus Technologies, Inc. is a leading provider of inmate telecommunications systems to federal, state and local correctional facilities in the U.S. and Canada.

Smile Brands Group Inc.

Smile Brands Group Inc. is a dental practice management company providing business support services and equipment to affiliated dental groups in the U.S.

St. John Knits International, Inc.

St. John Knits International, Inc. engages in the design, manufacture, and marketing of fine clothing and accessories for women and is the largest women’s “Ready to Wear” supplier for each of the Neiman Marcus, Nordstrom and Saks department stores.

TCO Funding Corp.

TCO Funding Corp. is a full-service provider of specialty products and engineering services used in the cost-effective development of commercial, residential, industrial and municipal sites, as well as in transportation infrastructure.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board. The board currently consists of five members, three of whom are not “interested persons” of WhiteHorse Finance, as defined in Section 2(a)(19) of the 1940 Act, and are “independent” as determined by our board, consistent with the rules of the NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board elects our officers, who will serve at the discretion of the board.

Board and its Leadership Structure

Under our certificate of incorporation, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Oversight of our investment activities extends to oversight of the risk management processes employed by our investment adviser as part of its day-to-day management of our investment activities. The board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our investment adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of our investments.

The board has established an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time, as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. John Bolduc, an Executive Managing Director of H.I.G. Capital, and therefore an interested person of WhiteHorse Finance, serves as chairman of the board. Our board believes that it is in the best interests of our investors for Mr. Bolduc to lead the board because of his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background in credit investing and in the financial services industry, as described below.

The board does not have a lead independent director. However, Rick D. Puckett, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of the board. Mr. Puckett is involved in the preparation of agendas for board and committee meetings. The board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The board also believes that its small size creates an efficient governance structure that provides opportunity for direct communication and interaction between our investment adviser and the board.

Directors

Information regarding the members of the board as of the date of this prospectus is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
John Bolduc	48	Chairman of the Board of Directors	2012	2015
Jay Carvell	47	Chief Executive Officer	2012	2014
Independent Directors
Rick D. Puckett	59	Director, Chairman of the audit committee	2012	2015
Thomas C. Davis	64	Director, Chairman of the nominating and corporate governance committees	2012	2014
Alexander W. Pease	41	Director	2012	2013

The address for each director is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Executive Officers Who are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Alastair G. C. Merrick	60	Chief Financial Officer, Treasurer
Ethan Underwood	38	Chief Operating Officer

The address for each executive officer is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Officers Who are Not Directors

Name	Age	Position
Edward Cook	47	Chief Compliance Officer

The address for each officer is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

John Bolduc:  Mr. Bolduc is Chairman of our board. Mr. Bolduc is an Executive Managing Director of H.I.G. Capital, having joined the firm in 1993. Mr. Bolduc is responsible for leading H.I.G. Capital’s credit platform, which manages over $5 billion of capital across multiple investment funds. He has more than 25 years of experience focused on credit investments, including primary loans and distressed debt, as well as private equity investments. Mr. Bolduc currently serves on the board of several privately held companies. Prior to joining H.I.G. Capital in 1993, Mr. Bolduc was at the management-consulting firm of Bain & Company, a leading worldwide management-consulting firm, where he directed domestic and international assignments for Fortune 500 clients. Prior to joining Bain & Company, Mr. Bolduc worked for three years as the Assistant to the President of Chemed Corporation (NYSE: CHE), a specialty chemical company. Mr. Bolduc is a graduate of Lehigh University with a B.S. degree in Computer Science and earned his M.B.A. from the University of Virginia’s Darden School of Business.

Mr. Bolduc was selected to serve as Chairman of our board due, in part, to his familiarity with our portfolio companies, his broad experience with the day-to-day management and operation of other investment funds and his significant background investing in debt and working in the financial services industry.

Jay Carvell:  Mr. Carvell is our Chief Executive Officer. Mr. Carvell also serves as a Managing Director at an H.I.G. Capital-affiliated investment adviser. He is responsible for all aspects of our investment process, including sourcing, structuring and post-closing strategies, as well as portfolio management. Prior to joining H.I.G. Capital, Mr. Carvell was a founding partner of WhiteHorse Capital Partners, L.P., a leading credit investor and manager of collateralized loan obligations, or CLOs. At WhiteHorse Capital Partners, Mr. Carvell co-managed portfolios of par and distressed loans across numerous industries and sectors through several market cycles. Mr. Carvell has over 16 years of experience in credit investment and management, including structuring and placement, trading and restructuring and reorganization. This experience branches across small, mid-cap and broadly syndicated credits. Before founding WhiteHorse Capital Partners in 2003, Mr. Carvell held various positions with Highland Capital Management, L.P. and PricewaterhouseCoopers LLP. Mr. Carvell earned both a B.A. and an M.B.A. from the University of Texas at Austin and holds the Chartered Financial Analyst designation.

Mr. Carvell was selected to serve as a director on our board due to his experience investing in credit and managing WhiteHorse Capital Partners. Mr. Carvell’s experience building WhiteHorse Capital Partners brings expertise on developing a successful credit investment firm to the board.

Independent Directors

Thomas C. Davis:  Mr. Davis has served as a director since 2012. He currently serves on the board of directors of Dean Foods Company, Affirmative Insurance Holdings, Inc. and BioHorizons, Inc. Mr. Davis is actively involved in investing in and financing small-cap companies through a wholly owned financial advisory firm called The Concorde Group, Inc., of which he serves as Chief Executive Officer. Mr. Davis previously served as the Managing Partner and head of Donaldson, Lufkin & Jenrette Inc.’s investment banking and corporate finance activities in the Southwestern United States from March 1984 to February 2001, when Credit Suisse First Boston acquired Donaldson, Lufkin & Jenrette. At Donaldson, Lufkin & Jenrette, Mr. Davis was responsible for the mergers and acquisitions activity and the equity and leveraged finance activity that Donaldson, Lufkin & Jenrette undertook in the Southwestern United States. In this capacity, Mr. Davis worked with several large private equity firms as clients, in addition to a variety of public and private companies in the following industries: broadcast and telecommunications, energy, food service and health care. Mr. Davis received a B.S. in Aerospace Engineering from Georgia Tech and an M.B.A. from Harvard Business School and was an officer in the United States Navy.

Mr. Davis’ experience as Managing Partner at a large investment banking firm overseeing corporate finance activities and as a board member of several companies are among the attributes that led to the conclusion that Mr. Davis should serve on our board of directors.

Alexander W. Pease:  Mr. Pease has served as a director since 2012. He is currently Senior Vice President and Chief Financial Officer of EnPro Industries, Inc. and has held these positions since May 2011. EnPro Industries, Inc. is a diversified, specialty manufacturing company with operations in nine countries worldwide. In addition to his finance responsibilities, Mr. Pease also has responsibility for mergers and acquisitions, strategy, supply chain management, information technology and continuous improvement. Prior to joining EnPro Industries, Inc. in February 2011, Mr. Pease was a principal with McKinsey and Company, Inc., where he was a leader in the Global Energy and Materials and Operations practices. Prior to joining McKinsey and Company, Inc., Mr. Pease spent six years in the United States Navy as a SEAL Team leader with a wide range of international operating experience. Mr. Pease is a graduate of the U.S. Naval Academy with a B.S. degree in English and Spanish and earned his M.B.A. from the Tuck School of Business at Dartmouth College.

Mr. Pease’s experience as Senior Vice President and Chief Financial Officer at a public company and as a principal at a leading management consulting firm are among the attributes that led to the conclusion that Mr. Pease should serve on our board of directors.

Rick D. Puckett:  Mr Puckett has served as a director since 2012. He has served as Executive Vice President, Chief Financial Officer and Treasurer of Snyder’s-Lance, Inc. since December 2010 and served as Executive Vice President, Chief Financial Officer and Treasurer of Lance, Inc. from 2006 to December 2010. Prior to joining Lance, Inc., Mr. Puckett served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of United Natural Foods, Inc., a wholesale distributor of natural and organic products, from 2005 to January 2006 and as Senior Vice President, Chief Financial Officer and Treasurer of United Natural Foods, Inc. from 2003 to 2005. Mr. Puckett earned both his B.S. in Accounting and his M.B.A. from the University of Kentucky and is a Certified Public Accountant.

Mr. Puckett’s experience as Executive Vice President and Chief Financial Officer at a public company and his training as a Certified Public Accountant are among the attributes that led to the conclusion that Mr. Puckett should serve on our board of directors.

Executive officers who are not directors

Alastair Merrick:  Mr. Merrick is our Chief Financial Officer and Treasurer. Before joining H.I.G. Capital in June 2012, Mr. Merrick served as Chief Financial Officer and Chief Administrative Officer for Churchill Financial Group Inc., a leading middle market finance and asset management company. Prior to joining Churchill Financial Group, Inc. in 2006, Mr. Merrick was Chief Financial Officer for E*TRADE Bank.

Prior to joining E*TRADE Bank, Mr. Merrick spent 16 years at IBJ Whitehall Financial Group, eventually serving as Executive Vice President, Chief Financial Officer and Director of Operations. Mr. Merrick began his career at PricewaterhouseCoopers LLP. Mr. Merrick earned his B.A. in Economics from The University of Leeds in the United Kingdom and is a Certified Public Accountant.

Ethan Underwood:  Mr. Underwood is our Chief Operating Officer. Mr. Underwood is also a Managing Director of an H.I.G. Capital-affiliated investment adviser. He is responsible for all aspects of the investment process, including sourcing, structuring and post-close strategies, as well as portfolio management. Prior to joining H.I.G. Capital, Mr. Underwood was a founding partner of WhiteHorse Capital Partners, L.P., a leading credit investor and manager of CLOs. At WhiteHorse Capital Partners, Mr. Underwood co-managed portfolios of par and distressed middle market and broadly syndicated loans across numerous industries and sectors through several market cycles. Before founding WhiteHorse Capital Partners in 2003, Mr. Underwood served as portfolio manager for Highland Capital Management, L.P., and he began his career at PricewaterhouseCoopers LLP. Mr. Underwood earned a B.B.A. from the University of Texas at Austin and holds the Chartered Financial Analyst designation.

Officers Who are Not Directors

Edward J. Cook:  Mr. Cook has served as our Chief Compliance Officer since 2012. He has also served as a Director of Alaric Compliance Services, LLC since November 2007. Additionally, Mr. Cook serves as the Chief Compliance Officer of Broadmark Asset Management, LLC, a registered investment adviser, and Solar Capital Partners, LLC, a registered investment adviser that advises business development companies, positions he has held since March 2011 and November 2008, respectively. He has also developed the compliance programs for funds of funds and has worked in other supporting capacities for mutual funds, a closed end fund and business development companies. Prior to joining Alaric, Mr. Cook was Counsel to the head of U.S. Immigration and Customs Enforcement at the Department of Homeland Security, where he served from April 2004 to October 2007, and he contributed to the development of national anti-money laundering strategy. Mr. Cook began his career as an attorney over 24 years ago, practicing initially with Cahill Gordon & Reindel LLP as a litigation associate with a securities practice that included several major financial industries clients. In addition to his commercial law practice and civilian government experience, Mr. Cook spent over twenty years with the U.S. Navy Judge Advocate General’s Corps, both active duty and reserves, serving as a trial attorney and later as legal advisor to several admirals, eventually holding the rank of Commander. His public sector experience also includes his role as a municipal judge elected for two terms. Mr. Cook received his J.D. from the University of Virginia School of Law, where he was an editor of the Journal of Law and Politics, and his A.B. from the College of William & Mary. Mr. Cook is admitted to practice law in New York and before the Second and Fourth Circuits of the U.S. Court of Appeals, the Southern and Eastern Districts of New York, and the U.S. Tax Court.

Committees of the Board of Directors

Audit Committee

The members of the audit committee are Messrs. Davis, Pease and Puckett, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Puckett serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board in fair value pricing debt and equity securities that are not publicly-traded or for which current market values are not readily available. The board and audit committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. Our board has determined that Mr. Puckett is an “audit committee financial expert,” as defined in Regulation S-K under the Securities Act. In addition, each member of our audit committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Davis, Pease and Puckett, each of whom is independent for purposes of the 1940 Act and the corporate governance regulations of The NASDAQ Global Select Market. Mr. Davis serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

Compensation Committee

We do not have a compensation committee because our executive officers will not receive any direct compensation from us.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers will receive direct compensation from us. An allocable portion of the compensation of our chief financial officer, chief operating officer and our chief compliance officer will be paid by WhiteHorse Administration, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrators.

Compensation of Directors

Our independent directors each receive an annual fee of $50,000. They also receive $3,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each quarterly board of directors meeting and receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000, and the chairman of the nominating and corporate governance committee receives an annual fee of $5,000 for their additional services in these capacities. No compensation is paid to directors who are “interested persons.” In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers.

The following table shows information regarding the compensation earned by our directors for the fiscal year ended December 31, 2012. No compensation is paid by us to any interested director or executive officer of the Company.

Name	Aggregate Compensation from WhiteHorse Finance(1)	Pension or Retirement Benefits Accrued as Part of Our Expenses(2)	Total Compensation from WhiteHorse Finance(1)
Independent Directors
Rick D. Puckett	$23,637	None	$23,637
Thomas C. Davis	$22,209	None	$22,209
Alexander W. Pease	$20,781	None	$20,781

(1)	The amounts listed are for the period from September 18, 2012 (the date our board of directors was created) through fiscal year ended December 31, 2012. For a discussion of the independent directors’ compensation, see above.
(2)	We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

CERTAIN RELATIONSHIPS

We have entered into an agreement with our investment adviser, and, under such agreement, our senior management and members of the investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with our investment adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. In addition, our executive officers and directors and the members of our investment adviser and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objectives. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by our investment or its affiliates or by members of the investment committee. See “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest related to the investment committee, our investment adviser and its affiliates, including their obligations to other clients, that could affect our investment returns.” Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. Where we are unable to co-invest consistent with the requirements of the 1940 Act, our investment adviser’s allocation policy provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Policies and Procedures for Managing Conflicts

Our investment adviser and its affiliates have both subjective and objective procedures and policies in place and designed to manage the potential conflicts of interest between our investment adviser’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated in a fair and equitable manner among us and their other clients. An investment opportunity that is suitable for multiple clients of our investment adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that our investment adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Our investment adviser may manage investment vehicles with similar or overlapping investment strategies with us and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by our adviser and its affiliates. When we invest alongside such other accounts as permitted, such investments are made consistent with the allocation policy of H.I.G. Capital and our investment adviser. Under this allocation policy, a fixed calculation, based on the type of investment, will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment adviser and approved by our independent directors. We expect that these determinations will be made similarly for other accounts sponsored or managed by our investment adviser and its affiliates. Where we are able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy our and each such account’s proposed demand, we expect that the opportunity will be allocated in accordance with our investment adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy us and other accounts sponsored or managed by our investment adviser or its affiliates, the allocation policy further provides that allocations among us and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time. We expect that these determinations will be made similarly for other accounts sponsored or managed by H.I.G. Capital and its affiliates. In situations where co-investment with other accounts managed by our investment adviser or its affiliates is not permitted or appropriate, H.I.G. Capital and our investment adviser will need to decide which client will proceed with the investment. Our investment adviser’s allocation policy provides, in such circumstances, for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

Co-Investment Opportunities

We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We, H.I.G. Capital and our investment adviser have submitted an exemptive relief application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board determines that it would be advantageous for us to co-invest with other accounts managed by our investment adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Material Non-Public Information

Our senior management, members of the investment committee and other investment professionals from our investment adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such public company under its policies, our policies or applicable law.

Investment Advisory Agreement

Under the Investment Advisory Agreement, WhiteHorse Advisers has agreed to provide investment advisory services to us. WhiteHorse Advisers has also agreed to provide us with access to personnel and an investment committee so that we may fulfill our obligations as collateral manager to WhiteHorse Warehouse under the Credit Facility, and we pay WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. This fee structure may create an incentive for WhiteHorse Advisers to invest in certain types of securities.

The management fee and incentive fee paid to our investment adviser are based on the value of our investments and there may be a conflict of interest when personnel of our investment adviser are involved in the valuation process for our portfolio investments. See “Risk Factors — Risks Relating to our Business and Structure — There are significant conflicts of interest relating to the investment committee, our investment adviser and its affiliates, including their obligations to other clients, that could affect our investment returns.”

Our investment adviser is an affiliate of H.I.G. Capital and depends upon access to the investment professionals and other resources of H.I.G. Capital and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. WhiteHorse Advisers also depends on an affiliate of H.I.G. Capital to obtain access to deal flow generated by the professionals of H.I.G. Capital. Under the Staffing Agreement, an affiliate of H.I.G. Capital has agreed to provide our investment adviser with the resources necessary to fulfill these obligations. The Staffing Agreement provides that the affiliate of H.I.G. Capital will make available to WhiteHorse Advisers experienced investment professionals and access to its senior investment personnel for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to this Staffing Agreement and cannot assure you that the affiliate of H.I.G. Capital will fulfill its obligations under such agreement. If the affiliate fails to perform, we cannot assure you that our investment adviser will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of H.I.G. Capital and its affiliates or their market knowledge and deal flow.

Administration Agreement

We have entered into an Administration Agreement, pursuant to which WhiteHorse Administration furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services to enable us to operate. WhiteHorse Administration also provides us with access to the resources necessary for us to perform our obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility. Under our Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. WhiteHorse Advisers is the sole member of and controls WhiteHorse Administration.

License Agreement

We have entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name. Under this agreement, we will have a right to use the WhiteHorse name for so long as WhiteHorse Advisers or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by the affiliate of H.I.G. Capital in the case of certain events of non-compliance. Other than with respect to this limited license, we will have no legal right to the “WhiteHorse” name.

Formation Transactions

Our Formation.  We were formed on December 28, 2011 and commenced operations on January 1, 2012 as H.I.G. WhiteHorse Holdings, LLC, a Delaware limited liability company. We changed our name to WhiteHorse Finance, LLC on April 18, 2012. The Initial Members contributed assets to us with a fair value of $176.3 million in exchange for units in WhiteHorse Finance, LLC. These assets were contributed as of January 1, 2012 in exchange for 11,752,383 units in WhiteHorse Finance. For this initial formation transaction, we retained an independent, third-party valuation firm to provide the fair value of such contributed assets as of the date of such contribution, except in the case of one asset contributed on January 1, 2012. In this case, the fair value was determined based on its acquisition in a recent arm’s length transaction with an unaffiliated third party. On December 3, 2012, we converted into a Delaware corporation, and, as part of the BDC Conversion, all outstanding units were converted to 7,826,284 shares.

On December 4, 2012, we priced our IPO, selling 6,666,667 million shares at a public offering price of $15.00 per share.

Credit Facility.  On September 27, 2012, our wholly owned subsidiary, WhiteHorse Warehouse, as the borrower, entered into a $150 million secured revolving credit facility with an asset-backed commercial paper conduit, as lender, for which Natixis, New York Branch, provides liquidity support. The Credit Facility has a stated maturity date of September 27, 2020. Our ability to draw under the Credit Facility is scheduled to terminate 24 months after the closing date of the Credit Facility. On September 27, 2012, WhiteHorse Warehouse drew $51.3 million under that facility. The Credit Facility is secured by all of the assets of WhiteHorse Warehouse, which included 13 loans with a fair value of $196.8 million as of March 31, 2013 and seven loans with a fair value of $144.1 million as of December 31, 2012. We expect to cause WhiteHorse Warehouse to continue to acquire and finance primarily senior secured loans in a manner consistent with our investment strategy. WhiteHorse Warehouse will not originate loans. Rather, we expect to originate and acquire loans and transfer to WhiteHorse Warehouse some of the loans that meet the objective requirements described elsewhere in this prospectus. As of March 31, 2013 and December 31, 2012, we had $51.3 million in outstanding borrowings under the Credit Facility. WhiteHorse Warehouse is consolidated with us for accounting purposes and for purposes of our compliance with the asset coverage test under the 1940 Act. In connection with the Credit Facility, we and WhiteHorse Warehouse entered into the Loan Sale Agreement and the Collateral Management Agreement and we entered into the Risk Retention Letter.

Unsecured Term Loan.  On November 8, 2012, we entered into the $90.0 million Unsecured Term Loan. On July 9, 2013, we entered into an agreement with the lenders thereto, which amended the terms of the Unsecured Term loan to subordinate the Unsecured Term Loan to the Notes in right of payment. The Unsecured Term Loan has a stated maturity date of July 3, 2014. Under the terms of the Unsecured Term

Loan, with respect to which we pledged no collateral to the lenders, we are required to pay interest monthly at an annual rate of LIBOR plus 2.75% per year except at our option and under certain other circumstances, at one of several other interest rates. The Unsecured Term Loan is subject to customary covenants and events of default, such as the failure to pay the principal of, or interest on, the Unsecured Term Loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations. The Unsecured Term Loan includes customary restrictions that limit our ability to pay dividends under certain circumstances, to merge with another entity unless we are the surviving entity following the merger and to amend our organizational documents. One of our Initial Members, Loan Fund II, has guaranteed our obligation to make payments under the Unsecured Term Loan. Loan Fund II, as guarantor of the Unsecured Term Loan, has the right to require the lender to assign the loan to it under certain circumstances. We are permitted to prepay amounts outstanding under the Unsecured Term Loan in whole or in part without penalty.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain ownership information as of July 1, 2013 with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

The shares shown in the table below as being owned by H.I.G. Bayside Debt & LBO Fund II, L.P., and H.I.G. Bayside Loan Opportunity Fund II, L.P. reflect the fact that they collectively may be viewed as having investment power over 7,826,284 shares of our common stock, although voting rights to such securities have been passed through to the respective limited partners of the Initial Members.

		Percentage of common stock outstanding
Name and address	Type of ownership	Shares owned	Percentage
H.I.G. Bayside Debt & LBO Fund II, L.P.(1)	Record/Beneficial	4,312,282	28.8%
H.I.G. Bayside Loan Opportunity Fund II, L.P.(1)	Record/Beneficial	3,514,002	23.5%
John Bolduc(2)	Record/Beneficial	70,167	*
Jay Carvell(2)	Record/Beneficial	6,873	*
Anthony Tamer(3)(4)	Record/Beneficial	7,967,244	53.2%
Sami Mnaymneh(3)(5)	Record/Beneficial	7,963,744	53.2%
Thomas C. Davis(2)	Record/Beneficial	0	*
Alexander W. Pease(2)	Record/Beneficial	0	*
Rick D. Puckett(2)	Record/Beneficial	15,464	*
Edward Cook(2)	N/A	0	*
Alastair G. C. Merrick(2)	Record/Beneficial	0	*
Ethan Underwood(2)	Record/Beneficial	6,873	*
All officers and directors as a group (8 persons)	Record/Beneficial	99,377	*

(1)	The address of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P., each a Delaware limited partnership, is 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. The shares of common stock shown in the above table as being owned by the named entities reflect the fact that they collectively may be viewed as having investment power over 7,826,284 shares of our common stock indirectly owned of record by such entities, although voting rights to such securities have been passed through to the respective limited partners. Each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. disclaim beneficial ownership of such shares of common stock, except to the extent of their respective pecuniary interests therein.
(2)	The address for each of our directors and officers is c/o WhiteHorse Finance, Inc., 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.
(3)	Messrs. Mnaymneh and Tamer are control persons of H.I.G.-GP II, Inc., which is the manager of the general partner of each of H.I.G. Bayside Debt & LBO Fund II, L.P. and H.I.G. Bayside Loan Opportunity Fund II, L.P. The shares of common stock shown in the above table as being owned by each named individual reflects the fact that, due to their control of such entities, each may be viewed as having investment power over 7,826,284 shares of common stock indirectly owned by such entities, although voting rights to such securities have been passed through to the respective members and limited partners. Messrs. Mnaymneh and Tamer disclaim beneficial ownership of such shares of common stock except to the extent of their respective pecuniary interests therein.
(4)	Mr. Tamer is the President of Tamer H.I.G. Management, L.P. The shares of common stock shown in the above table as being owned by Mr. Tamer reflects the fact that, due to his control of Tamer H.I.G. Management, L.P., Mr. Tamer may be viewed as having investment power over 137,460 shares of common stock owned by such entity. Mr. Tamer disclaims beneficial ownership of shares of common stock held by Tamer H.I.G. Management, L.P., except to the extent of his direct pecuniary interest therein.
(5)	Mr. Mnaymneh is the General Partner and Manager of Mnaymneh H.I.G. Management, L.P. The shares of common stock shown in the above table as being owned by Mr. Mnaymneh reflects the fact that, due to his control of Mnaymneh H.I.G. Management, L.P., Mr. Mnaymneh may be viewed as having investment power over 137,460 shares of common stock owned by such entity. Mr. Mnaymneh disclaims beneficial ownership of shares of common stock held by Mnaymneh H.I.G. Management, L.P., except to the extent of his direct pecuniary interest therein.
*	Less than 1 percent.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors after giving effect to the Concurrent Private Placement. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in WhiteHorse Finance(1)
Independent Directors
Thomas C. Davis	None
Alexander W. Pease	None
Rick D. Puckett	$100,001 – $500,000
Interested Directors
John Bolduc	Over $1,000,000
Jay Carvell	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000.

THE ADVISER AND THE ADMINISTRATOR

WhiteHorse Advisers will serve as our investment adviser. WhiteHorse Advisers is registered as an investment adviser under the Advisers Act and is an affiliate of H.I.G. Capital, and we and WhiteHorse Advisers have entered enter into the Investment Advisory Agreement.

WhiteHorse Advisers is a Delaware limited liability company. The principal executive offices of WhiteHorse Advisers are located at 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

Investment Committee

Each of the individuals listed below, in addition to Messrs. Carvell, Bolduc and Underwood, is a member of the investment committee and has primary responsibility for the day-to-day management of our portfolio. The members of the investment committee are also members of our investment adviser’s investment committee. All of the portfolio managers are employed by H.I.G. Capital.

The members of the investment committee receive no compensation from us. These members are employees of an affiliate of our investment adviser and receive no direct compensation from our investment adviser.

Members of Our Investment Adviser’s Investment Committee Who Are Not Our Directors or Officers

Sami Mnaymneh:  Mr. Mnaymneh is a co-founding Partner of H.I.G. Capital and has served as a Managing Partner of the firm since 1993. He has directed H.I.G. Capital’s development since its inception and, alongside Mr. Tamer, is responsible for the day-to-day management of H.I.G. Capital. He approves all capital commitments made by H.I.G. Capital and is a board member of several H.I.G. Capital portfolio companies. Prior to co-founding H.I.G. Capital, Mr. Mnaymneh was a Managing Director at The Blackstone Group in New York. Prior to that time, he was a Vice President in the Mergers & Acquisitions department at Morgan Stanley & Co., where he devoted a significant amount of his time to leveraged buyouts, serving as senior advisor to a number of large and prominent private equity firms. Mr. Mnaymneh currently serves on the Board of Columbia College and on the Dean’s Council of Harvard Law School. Mr. Mnaymneh received a B.A. degree from Columbia University (Summa Cum Laude), a J.D. degree from Harvard Law School and an M.B.A. from Harvard Business School, respectively, with honors. Mr. Mnaymneh splits his time between H.I.G. Capital’s London and Miami offices.

Anthony Tamer:  Mr. Tamer is a co-founding Partner of H.I.G. Capital and has served as a Managing Partner of the firm since 1993. He has directed H.I.G. Capital’s development since its inception and, alongside Mr. Mnaymneh, is responsible for the day-to-day management of the firm. Prior to founding H.I.G. Capital, Mr. Tamer was a Partner at Bain & Company, a leading management consulting firm. His focus at Bain & Company was on developing business unit strategies, improving clients’ competitive positions, implementing productivity improvement and cycle time reduction programs, and leading acquisition and divestiture activities for Fortune 500 clients. Mr. Tamer has extensive operating experience, having held marketing, engineering and manufacturing positions at Hewlett-Packard and Sprint Corporation. Mr. Tamer holds a B.S. degree from Rutgers University, an M.S. degree in Electrical Engineering from Stanford University and an M.B.A. degree from Harvard Business School.

Ethan Underwood:  See “Management of the Company — Executive officers who are not directors” for a biography of Mr. Underwood.

Lewis Schoenwetter:  Mr. Schoenwetter has over seventeen years of debt and private equity investing experience in a broad range of industries, including business services, manufacturing, distribution, telecom and healthcare. Mr. Schoenwetter has been involved in all aspects of the investment process including sourcing, transaction structuring, financing and execution of post-closing strategies. He currently serves on the board of numerous H.I.G. Capital portfolio companies. Prior to joining H.I.G. Capital, Mr. Schoenwetter was a Director with Levine Leichtman Capital Partners, Inc. In this role, he was responsible for investment analysis and working with the management of portfolio companies to create value. Prior to joining Levine Leichtman, Mr. Schoenwetter worked in the private equity group at ABN AMRO Bank N.V. and in Bank of America’s leveraged finance group. Mr. Schoenwetter earned a B.A. from Marquette University and an M.B.A. from the University of Chicago.

Pankaj Gupta:  Mr. Gupta is a Managing Director of an H.I.G. Capital-affiliated investment adviser. Mr. Gupta has over fourteen years of experience in private debt and equity investing across a broad range of industries, including business services, manufacturing, distribution, telecom, healthcare, consumer products and consumer services. Prior to joining H.I.G. Capital, Mr. Gupta served as a Managing Director of American Capital Ltd., a middle-market investment firm, where he co-managed the firm’s debt investment business and sat on the boards of directors of several of the firm’s portfolio companies. Prior to joining American Capital Ltd., Mr. Gupta spent six years at Audax Group LP, a Boston and New York-based private equity and mezzanine firm, where he was responsible for the origination, structuring, execution and monitoring of mezzanine investments. Mr. Gupta also worked in the private equity group of J.H. Whitney & Co., LLC. Mr. Gupta earned a B.A. in Economics from Dartmouth College.

Portfolio Management

As of March 31, 2013, the portfolio managers who are primarily responsible for the day-to-day management of WhiteHorse Finance manage a total of 62 registered investment companies, other pooled investment vehicles or other accounts with a total amount of approximately $40.4 billion in assets under management. The table below shows the dollar range of shares of common stock to be beneficially owned by each manager of our investment adviser and each of our officers after giving effect to the Concurrent Private Placement.

Name	Dollar Range of Equity Securities in WhiteHorse Finance(1)
Sami Mnaymneh	Over $1,000,000
Anthony Tamer	Over $1,000,000
Ethan Underwood	$100,001 – $500,000
Lewis Schoenwetter	$100,001 – $500,000
Pankaj Gupta	$100,001 – $500,000
Jay Carvell	$100,001 – $500,000
John Bolduc	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

Investment Advisory Agreement

WhiteHorse Advisers serves as our investment adviser in accordance with the terms of the Investment Advisory Agreement. Subject to the overall supervision of our board, our investment adviser manages the day-to-day operations of, and provides investment management services to, us. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

In addition, WhiteHorse Advisers provides us with access to personnel and an investment committee so that we may fulfill our obligations as collateral manager to WhiteHorse Warehouse under the Credit Facility.

WhiteHorse Advisers’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Under the Investment Advisory Agreement, we pay WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee.

Management Fee.

The base management fee is calculated at an annual rate of 2.0% of our consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee is calculated based on the average carrying value of our consolidated gross assets at the end of the two most recently completed calendar quarters, appropriately adjusted for any share issuances or repurchases during the quarter. Base investment advisory fees for any partial month or quarter will be appropriately pro rated. Our investment adviser has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013.

Incentive Fee.

The incentive fee consists of two components that are independent of each other, except as provided by the incentive fee cap and deferral mechanism discussed below.

We have structured the calculation of these incentive fees, which we refer to collectively in this prospectus as the “Income and Capital Gain Incentive Fee Calculations,” to include a fee limitation such that no incentive fee is paid to our investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to our investment adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, which we refer to in this prospectus as the “Incentive Fee Look-back Period,” would exceed 20.0% of our Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap (as defined below) and a deferral mechanism through which the investment adviser may recoup a portion of such deferred incentive fees, which we refer to together as the “Incentive Fee Cap and Deferral Mechanism.”

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

For example, at the end of the first full fiscal quarter ending March 31, 2013, the Incentive Fee Look-back Period consisted of one full fiscal quarter and our Cumulative Pre-Incentive Fee Net Return equaled the sum of (a) the Pre-Incentive Fee Net Investment Income (as defined below) during that fiscal quarter and (b) our realized capital gains, realized capital losses, unrealized capital depreciation and unrealized capital appreciation, if any, during such fiscal quarter.

Similarly, at the end of our second full fiscal quarter ending June 30, 2013, the Incentive Fee Look-back Period will consist of two full fiscal quarters and our Cumulative Pre-Incentive Fee Net Return will equal the sum of (a) the Pre-Incentive Fee Net Investment Income during those two fiscal quarters and (b) our cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation, with “cumulative” meaning occurring during the two full fiscal quarters elapsed since January 1, 2013.

The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to our investment adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

We accomplish this limitation by subjecting each incentive fee payable to a cap, which we refer to in this prospectus as the Incentive Fee Cap. The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to our investment adviser by us during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, we will pay no incentive fee to our investment adviser in that quarter. We will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement.

In this prospectus, “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based, is calculated and payable quarterly in arrears, commencing with the quarter beginning January 1, 2013, based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral Mechanism. For this purpose, Pre-Incentive Fee Net Investment Income means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.75% (7.00% annualized);
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) as the “catch-up.” The effect of the “catch-up” provision is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) is paid to our investment adviser, together with interest from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for our investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Our net investment income used to calculate this component of the incentive fee is also included in the amount of our consolidated gross assets used to calculate the 2.0% base management fee. These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-based component of the incentive fee:

Quarterly Incentive Fee based on Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income allocated to first component of incentive fee

The second component, the capital gains component of the incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on January 1, 2013, and equals 20% of our cumulative aggregate realized capital gains from January 1, 2013 through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Examples of Quarterly Incentive Fee Calculation

Each of the following examples assumes that the Incentive Fee Cap and Deferral Mechanism is met.

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 0.50%

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 1.95%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income - 2.1875%)))

= (100.0% × (Pre-Incentive Fee Net Investment Income - 1.75%)) + 0%

= 100.0% × (1.95% - 1.75%)

= 100.0% × 0.20%

= 0.20%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle Rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.25%

Pre-Incentive Fee Net Investment Income exceeds the Hurdle Rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income - 2.1875%)))

= (100% × (2.1875% - 1.75%)) + (20.0% × (2.25% - 2.1875%))

= 0.4375% + (20.0% × 0.0625%)

= 0.4375% + 0.0125%

= 0.45%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 7.00% annualized Hurdle Rate.
(2)	Represents 2.00% annualized base management fee. This amount does not reflect that our investment adviser has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5.0 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)
•	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $35 million
•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)
•	Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million (capital gains fee received in Year 2)
•	Year 4: None
•	Year 5: None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains fee paid in Year 2 and Year 3)

Example 3: Application of the Incentive Fee Cap and Deferral Mechanism:

Assumptions

•	In each of Years 1 through 4 in this example, as well as in each preceding year from the date of this Offering, Pre-Incentive Fee Net Investment Income equals $40.0 million per year, which we recognized evenly in each quarter of each year and paid quarterly. This amount exceeds the hurdle rate and the requirement of the “catch-up” provision in each quarter of such year. As a result, the annual income related portion of the incentive fee, before the application of the Incentive Fee Cap and Deferral Mechanism in any year is $8.0 million ($40.0 million multiplied by 20%), and the cumulative income related portion of the incentive fee before the application of the incentive fee cap and deferral mechanism over any Incentive Fee Look-back Period prior to any payment of incentive fees during such year is $16.0 million ($8.0 million multiplied by two). All income-related incentive fees were paid quarterly in arrears.
•	In each year preceding Year 1, we did not generate realized or unrealized capital gains or losses, no capital gain-related incentive fee was paid and there was no deferral of incentive fees
•	Year 1: We did not generate realized or unrealized capital gains or losses
•	Year 2: We realized a $30.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses

•	Year 3: We recognized a $5.0 million unrealized capital depreciation and did not otherwise generate realized or unrealized capital gains or losses
•	Year 4: We realized a $6.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses

	Income Related Incentive Fee Accrued Before Application of Incentive Fee Cap and Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Incentive Fee Cap and Deferral Mechanism	Incentive Fee Cap	Incentive Fees Paid and Deferred
Year 1	$8.0 million ($40.0 million multiplied by 20%)	None	$8.0 million (20% of Cumulative Pre-Incentive Fee Net Return during Incentive Fee Look-back Period of $120.0 million less $16.0 million of cumulative incentive fees paid)	Incentive fees of $8.0 million paid; no incentive fees deferred
Year 2	$8.0 million ($40.0 million multiplied by 20%)	$6.0 million (20% of $30.0 million)	$14.0 million (20% of
Cumulative Pre-Incentive
Fee Net Return during
Incentive Fee Look-back
Period of $150.0 million
($120.0 million plus
$30.0 million) less
$16.0 million of
cumulative incentive
			fees paid)	Incentive fees of $14.0 million paid; no incentive fees deferred
Year 3	$8.0 million ($40.0 million multiplied by 20%)	None (20% of cumulative
net capital gains of $25.0
million ($30.0 million in
cumulative realized gains
less $5.0 million in
cumulative unrealized
capital depreciation) less
$6.0 million of capital
gains fee paid in Year 2)
$7.0 million (20% of
Cumulative Pre-incentive
Fee Net Return during
Incentive Fee Look-back
Period of $145.0 million
($120.0 million plus
$25.0 million) less
$22.0 million of
cumulative incentive
			fees paid)	Incentive fees of $7.0 million paid; $8.0 million of incentive fees accrued but payment restricted to $7.0 million by the Incentive Fee Cap; $1.0 million of incentive fees deferred
Year 4	$8.0 million ($40.0 million multiplied by 20%)	$0.2 million (20% of
cumulative net capital
gains of $31.0 million
($36.0 million cumulative
realized capital gains less
$5.0 million cumulative
unrealized capital
depreciation) less $6.0
million of capital
gains fee paid in Year 2)
$9.2 million (20% of
Cumulative Pre-Incentive
Fee Net Return during
Incentive Fee Look-back
Period of $151.0 million
($120.0 million plus
$31.0 million) less $21.0
million of cumulative
			incentive fees paid)	Incentive fees of $9.2 million paid ($8.2 million of incentive fees accrued in Year 4 plus $1.0 million of deferred incentive fees); no incentive fees deferred

Payment of Our Expenses

All investment professionals of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, is provided and paid for by our investment adviser.

We bear all other costs and expenses of our operations and transactions, including:

•	our organization;
•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);
•	fees and expenses, including travel expenses, incurred by WhiteHorse Advisers or payable to third parties in performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of this and all future offerings of common shares and other securities, if any;

•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable to WhiteHorse Administration under the Administration Agreement;
•	transfer agent and custody fees and expenses;
•	the allocated costs incurred by WhiteHorse Administration as our administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;
•	brokerage fees and commissions;
•	registration fees;
•	listing fees;
•	taxes;
•	independent director fees and expenses;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	costs of holding stockholder meetings;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	litigation, indemnification and other non-recurring or extraordinary expenses;
•	direct costs and expenses of administration and operation, including audit and legal costs;
•	fees and expenses associated with marketing efforts to investors and sponsors;
•	dues, fees and charges of any trade association of which we are a member; and
•	all other expenses reasonably incurred by us or WhiteHorse Administration in connection with administering our business, such as the allocable portion of overhead under our Administration Agreement, including rent and our allocable portion of the costs and expenses of our chief compliance officer, chief financial officer and chief operating officer along with their respective staffs.

Duration and Termination

The Investment Advisory Agreement was approved by our board, including a majority of our directors who are not interested persons of WhiteHorse Finance, on September 18, 2012. Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its execution date. It will remain in effect from year to year thereafter if approved annually by our board, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of WhiteHorse Finance. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. Any termination by us must be authorized either by our board or by vote of our stockholders. See “Risk Factors — Risks Relating to our Business and Structure — We depend upon key personnel of H.I.G. Capital, our investment adviser and its affiliates.”

Limitation of Liability and Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, WhiteHorse Advisers and its directors, officers, employees, partners, members, advisors, agents and controlling persons of are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of WhiteHorse Advisers’ services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board of Directors Approval of the Investment Advisory Agreement

In its consideration of approving the Investment Advisory Agreement, our board focused on information it received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser;
•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;
•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;
•	any existing and potential sources of indirect income to our investment adviser or WhiteHorse Administration from their relationships with us and the profitability of those relationships;
•	information about the services to be performed and the personnel performing such services under the investment advisory and management agreement;
•	the organizational capability and financial condition of our investment adviser and its affiliates;
•	our investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our investment adviser; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information that the board reviewed and further discussions, the board, including a majority of the non-interested directors, determined that the investment advisory fee rates are reasonable in relation to the services to be provided. We expect that the board will undertake the same or a similar review in connection with any proposed amendment to, or renewal of, the Investment Advisory Agreement.

Administration Agreement

Pursuant to the Administration Agreement, WhiteHorse Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services to enable us to operate. WhiteHorse Administration also provides us with access to the resources necessary for us to perform our obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility. Under the Administration Agreement, WhiteHorse Administration also performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, WhiteHorse Administration assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement equal an amount based upon our allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer, chief operating officer and chief financial officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

Limitation of Liability and Indemnification

The Administration Agreement provides that WhiteHorse Administration and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator, including its members, are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under either Administration Agreement. The Administration Agreement also provides for indemnification by us of WhiteHorse Administration’s members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

License Agreement

We have entered into the License Agreement with an affiliate of H.I.G. Capital pursuant to which we have been granted a non-exclusive, royalty-free license to use the “WhiteHorse” name. Under this agreement, we will have a right to use the WhiteHorse name, for so long as WhiteHorse Advisers or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice to the other party and is also terminable by the affiliate of H.I.G. Capital in the case of certain events of non-compliance. Other than with respect to this limited license, we will have no legal right to the “WhiteHorse” name.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

We value our investments in accordance with ASC 820. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820’s definition of fair value focuses on exit price in the principal, or most advantageous, market and prioritizes the use of market-based inputs over entity-specific inputs within a measurement of fair value. ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1 — quoted unadjusted prices in active markets for identical investments as of the reporting date

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments, credit risk, etc.)

Level 3 — significant unobservable inputs (including our investment adviser’s own assumptions about the assumptions market participants would use in determining the fair values of investments)

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by the independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

Our portfolio consists of debt investments. These investments are valued at their bid quotations obtained from unaffiliated market makers, other financial institutions that trade in similar investments or based on prices provided by independent third party pricing services. For investments where there are no available bid quotations, fair value is derived using proprietary models that consider the analyses of independent valuation agents as well as credit risk, liquidity, market credit spreads and other applicable factors for similar transactions.

Due to the nature of our strategy, our portfolio includes relatively illiquid investments that are privately held. Valuations of privately held investments are inherently uncertain and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Our board has retained one or more independent valuation firms to review the valuation of each portfolio investment that does not have a readily available market quotation at least once during each 12-month period. Independent valuation firms retained by our board provide a valuation review on 25% of our investments for which market quotations are not readily available each quarter to ensure that the fair value of each investment for which a market quote is not readily available is reviewed by an independent valuation firm at least once during each 12-month period. However, our board does not intend to have de minimis investments of less than 2.0% of our total assets (up to an aggregate of 10% of our total assets) independently reviewed.

Our board is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

Fair value of publicly traded instruments is generally based on quoted market prices. Fair value of non-publicly traded instruments, and of publicly traded instruments for which quoted market prices are not readily available, may be determined based on other relevant factors, including without limitation, quotations from unaffiliated market makers or independent third party pricing services, the price activity of equivalent instruments and valuation pricing models. For those investments valued using quotations, the bid price is generally used unless we determine that it is not representative of an exit price.

With respect to investments for which market quotations are not readily available, our board will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by investment professionals of our investment adviser responsible for credit monitoring.
•	Preliminary valuation conclusions are then documented and discussed with our investment committee and our investment adviser.
•	The audit committee of the board reviews these preliminary valuations.
•	At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The board discusses valuations and determines the fair value of each investment in our portfolio in good faith.

Investments for which fair value is determined using inputs defined above as Level 3 are fair valued using the income and market approaches, which may include the discounted cash flow method, reference to performance statistics of industry comparables, relative comparable yield analysis and, in certain cases, third party valuations performed by independent valuation firms. The valuation methods can reference various factors and use various inputs such as assumed growth rates, capitalization rates and discount rates, loan-to-value ratios, liquidation value, relative capital structure priority, market comparables, compliance with applicable loan, covenant and interest coverage performance, book value, market derived multiples, reserve valuation, assessment of credit ratings of an underlying borrower, review of ongoing performance, review of financial projections as compared to actual performance, review of interest rate and yield risk. Such factors may be given different weighting depending on our assessment of the underlying investment, and we may analyze apparently comparable investments in different ways. See “Risk Factors — Risks Relating to our Business and Structure — The lack of liquidity in our investments may adversely affect our business and price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the board authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by our board for such distribution. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the dividend or other distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator of the address below. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent dividend or other distribution.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, or by the Plan Administrator’s Interactive Voice Response System at: 1-888-777-0320.

DESCRIPTION OF OUR NOTES

As required by federal law for all bonds and notes of companies that are publicly offered, the Notes are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf and is subject to, and governed by, the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, see “Description of our Notes — Events of Default” for more information. Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

The Notes will be issued under the Indenture.

Because this section is a summary, it does not describe every aspect of the Notes and the Indenture. This section and “Specific Terms of the Notes and the Offering” in this prospectus describe all material terms of the Notes and the Indenture. We urge you to read the Indenture because it, and not this description, defines your rights as a holder of the Notes. For example, in this section, we use capitalized words to signify terms that are specifically defined in the Indenture. Some of those definitions are repeated in this prospectus, but, for the meanings of the other capitalized terms, you will need to read the Indenture. We have filed the form of the Indenture with the SEC.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% after each issuance of debt. See “Risk Factors — Risks Relating to this Offering — Pending legislation may allow us to incur additional debt.”

General

The Notes will mature on           . The principal amount payable at maturity will be 100.0% of the initial aggregate principal amount. The interest rate of the Notes is     % per year, and interest will be paid every March 31, June 30, September 30 and December 31, beginning September 30, 2013. The regular record dates for interest payments will be every March 15, June 15, September 15 and December 15 commencing September 15, 2013. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including           , 2013 to, but excluding September 30, 2013, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in minimum denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund, and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The Indenture does not contain any provisions that protect you as a holder of the Notes in the event we issue a large amount of debt or we are acquired by another entity.

We will pay principal and interest on the Notes in immediately available funds.

Ranking of Notes

The Notes will be our direct senior unsecured obligations and will rank senior in right of payment to any of our existing and future obligations that are, by their terms, expressly subordinated in right of payment to the Notes, including the Unsecured Term Loan, and will rank equally in right of payment with our other outstanding and future unsecured, unsubordinated indebtedness. The Notes will effectively rank behind all of our existing and future secured indebtedness (including indebtedness that is initially unsecured in respect of which we subsequently grant security) in right of payment, to the extent of the value of the assets securing such indebtedness, including our Credit Facility, and are structurally subordinated to any existing and future indebtedness of any of our subsidiaries, financing vehicles or similar entities.

Optional Redemption

We may redeem the Notes in whole or in part at any time or from time to time at our option on or after      upon not less than 30 days’ nor more than 60 days’ written notice by mail prior to the date fixed for redemption of the Notes, at a redemption price equal to 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. If we exercise our option to redeem the Notes, it will be done in compliance with the Indenture and, to the extent applicable, the 1940 Act.

If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed in accordance with the Indenture and the 1940 Act, to the extent applicable, and in accordance with the rules of The NASDAQ Global Select Market or any national securities exchange or quotation system on which the Notes are then listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Transfer and Exchange

A holder may transfer or exchange Notes in accordance with the provisions of the Indenture. The registrar and the Trustee may require a holder to furnish appropriate endorsements and transfer documents in connection with a transfer of Notes. No service charge will be made for any registration of transfer or exchange of Notes, but may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection with such transfer or exchange. We will not be required to transfer or exchange any Note selected for redemption. Also, we will not be required to transfer or exchange any Note for a period of 15 days before a selection of Notes to be redeemed.

Issuance of Securities in Registered Form

Except as set forth below, we may issue the Notes in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Notes issued in book-entry form will be represented by Global Notes. We expect that we will issue the Notes in book-entry only form represented by global securities.

A global security represents one or any other number of individual debt securities. This means the Notes will be represented by one or more Global Notes registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the Global Notes held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers. Each Note issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. The Depository Trust Company, New York, New York, known as DTC, will be the depositary for Notes issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Notes — Issuance of Securities in Registered Form — Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the Note, but only an indirect holder of a beneficial interest in the global security.

Under the Indenture, only the person in whose name a Note is registered is recognized as the holder of that Note. Consequently, for Notes issued in book-entry form, we will recognize only the depositary as the holder of the Notes and we will make all payments on the Notes to the depositary. The depositary will then pass along the payments it receives to its participants, which, in turn, will pass the payments along to their customers, who are the beneficial owners. The depositary and its participants pass along such payments under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the Notes.

As a result, investors will not own Notes directly. Instead, they will own beneficial interests in a Global Notes, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the Notes are represented by one or more Global Notes, investors will be indirect holders, and not holders, of the Notes.

Legal Holders

Our obligations, as well as the obligations of the Trustee and those of any third parties employed by us or the Trustee, run only to the legal holders of the Notes. We do not have obligations to investors who hold beneficial interests in Global Notes, or by any other indirect means because we are issuing the Notes only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an Indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an Indenture), we would seek the approval only from the holders, and not the indirect holders, of the Notes. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those persons who invest in the Notes being offered by this prospectus, whether they are the holders or only indirect holders of those Notes. When we refer to your Notes, we mean the Notes in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold Notes through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you Notes registered in your own name so you can be a holder, if that is permitted in the future;
•	how it would exercise rights under the Notes if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the Notes are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security are governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the Global Notes will be considered the holder of the Notes represented by the Global Notes.

An investor should be aware of the following:

•	an investor cannot cause the Notes to be registered in his or her name and cannot obtain certificates for his or her interest in the Notes, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the Notes and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Notes — Issuance of Securities in Registered Form — Special Considerations for Indirect Holders” above;

•	an investor may not be able to sell interests in the Notes to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in the Global Notes in circumstances where certificates representing the Notes must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in the Global Notes. We and the Trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the Trustee also do not supervise the depositary in any way;
•	if we redeem less than all the Notes, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding the Notes;
•	an investor is required to give notice of exercise of any option to elect repayment of its Notes, through its participant, to the Trustee and to deliver the Notes by causing its participant to transfer its interest in the Notes, on DTC’s records, to the Trustee;
•	DTC requires that those who purchase and sell interests in a Global Note deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a Global Note; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a Global Note, may also have their own policies affecting payments, notices and other matters relating to the Notes. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Note Will Be Terminated

In a few special situations described below, a Global Note will be terminated, and interests in it will be exchanged for certificates in non-book-entry form (certificated Notes). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Notes — Issuance of Securities in Registered Form” above.

The special situations for termination of a Global Note are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that Global Note, and we are unable to appoint another institution to act as depositary;
•	if we notify the Trustee that we wish to terminate that Global Note; or
•	if an event of default has occurred with regard to the Notes represented by that Global Note and has not been cured or waived; we discuss defaults later under “Description of our Notes — Events of Default.”

If a Global Note is terminated, only the depositary, and not we or the Trustee, is responsible for deciding the names of the institutions in whose names the Notes represented by the Global Note will be registered and, therefore, who will be the holders of those Notes.

Payment and Paying Agents

We will pay interest to the person listed in the Trustee’s records as the owner of the Note at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price.

The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Notes

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the Global Note. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Notes — Form, Exchange and Transfer of Certificated Registered Securities.”

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the Indenture as if they were made on the original due date, except as otherwise indicated in this prospectus. Such payment will not result in a default under any Note or the Indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their Notes.

Certain Covenants

We will be restricted as follows:

•	For as long as the Notes remain outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A), as modified by Section 61(a)(1), of the 1940 Act, each as in effect from time to time, or any successor provisions but giving effect to any exemptive relief granted to the Company by the SEC. See “Risk Factors — Risks Relating to this Offering — Pending legislation may allow us to incur additional debt.”; and
•	If at any time we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee for as long as the Notes remain outstanding (1) our audited annual consolidated financial statements within 90 days of the end of our fiscal year and (2) our unaudited interim consolidated financial statements within 45 days of the end of each fiscal quarter (other than our fourth fiscal quarter). All such financial statements will be prepared in all material aspects in accordance with applicable U.S. GAAP.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	we do not pay the principal of, or any premium on, the Notes on the due date;
•	we do not pay interest on the Notes within 30 days of the due date;
•	we remain in breach of a covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach. This notice must be sent by either the Trustee or holders of at least 25% of the principal amount of Notes; and
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

The Trustee may withhold notice to the holders of the Notes of any default, except a default in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the Trustee or the holders of not less than 66.66% in principal amount of the Notes may declare the entire principal amount to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if the default is cured or waived and certain other conditions are satisfied. In the event that we file for bankruptcy, there will not be an automatic acceleration of maturity under the Indenture without a declaration of acceleration of maturity.

Except in cases of default, where the Trustee has some special duties, the Trustee is not required to take any action under the Indenture at the request of any holders unless the holders offer the Trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the Trustee. The Trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the Trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	you must give the Trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding Notes must make a written request that the Trustee take action because of the default and must offer reasonable indemnity to the Trustee against the cost and other liabilities of taking that action;
•	the Trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the Notes must not have given the Trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes at anytime on or after the due date.

Book-entry and other indirect holders of Notes should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each Trustee a written statement of certain of our officers certifying that, to their knowledge, we are in compliance with the Indenture and the Notes, or else specifying default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive a default for all the Notes. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s Notes, however, without such holder’s approval.

Merger or Consolidation

Under the terms of the Indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the Notes;
•	alternatively, we must be the surviving company;
•	immediately after the transaction, no event of default exists;
•	we must deliver certain certificates and documents to the Trustee; and
•	we must satisfy any other requirements specified in this prospectus.

Modification or Waiver

There are three types of changes we can make to the Indenture and the Notes.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;
•	reduce any amounts due on the Notes;
•	change the place or currency of payment on the Notes;
•	impair your right to sue for payment on the Notes following the date on which such amount is due and payable;
•	reduce the percentage in principal amount of the Notes the consent of whose holders is needed to modify or amend the Indenture;
•	reduce the percentage in principal amount of the Notes the consent of whose holders is needed to waive compliance with certain provisions of the Indenture or to waive certain defaults; and
•	modify any other aspect of the provisions of the Indenture dealing with supplemental indentures consented to by holders of the Notes, waiver of past defaults or the waiver of certain covenants.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not materially adversely affect holders of the outstanding Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the Indenture and the Notes must be approved by the holders of a majority in principal amount of that series.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of the Notes may waive our compliance with some of the covenants in the Indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Notes — Modification or Waiver — Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the principal amount that would be due and payable on the voting date if the maturity of the Notes were accelerated to that date because of a default to decide how much principal to attribute to a Note.

Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Notes will also not be eligible to vote if they have been fully defeased as described later under “Description of our Notes — Defeasance — Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of Notes that are entitled to vote or take other action under the Indenture. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of outstanding Notes on the record date and must be taken within eleven months following such record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the Indenture or Note or request a waiver.

Defeasance

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the Indenture under which the Notes are issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that, by their terms, will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates; and
•	we may be required to deliver to the Trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit and just repaid the Notes ourselves at maturity.

We must deliver to the Trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that we have complied with all conditions precedent to covenant defeasance.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the Trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing such default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of such Notes a combination of money and U.S. government or U.S. government agency notes or bonds that, by their terms, will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we may be required to deliver to the Trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit and just repaid the Notes ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes, and you would recognize gain or loss on the debt securities at the time of the deposit; and
•	we must deliver to the Trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their Notes for Notes of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated Notes at the office of the Trustee. We have appointed the Trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated Notes, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem any of the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The Trustee may resign or be removed, so long as a successor trustee is appointed.

The Trustee under the Indenture

American Stock Transfer & Trust Company, LLC will serve as the Trustee under the Indenture.

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. Our common stock is quoted on The NASDAQ Global Select Market under the ticker symbol “WHF.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of the date of this prospectus:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	14,965,624
Preferred Stock	1,000,000	—	—

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by the board and declared by us out of funds legally available. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our certificate of incorporation authorizes the board to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Prior to issuance of shares of each class or series, the board is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL and by our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law

The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or
•	on or after the date the business combination is approved by the board and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;
•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;
•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or
•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors

Our certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under our certificate of incorporation, our board may amend the bylaws to alter the vote required to elect directors.

Classified board of directors

Our board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. This provision could delay for up to two years the replacement of a majority of our board. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation provides that the number of directors will be set only by the board in accordance with our bylaws. Our bylaws provide that a majority of our entire board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board of directors such as our board may be removed only for cause by a majority vote of our stockholders. Under our certificate of incorporation and bylaws, any vacancy on the board, including a vacancy resulting from an enlargement of the board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Under our certificate of incorporation stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board at a special meeting may be made only by or at the direction of the board, and provided that the board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings

Our certificate of incorporation and bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of our stockholders. Our certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the chief executive officer or the board. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting certain stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders

Our certificate of incorporation and bylaws provide that special meetings of stockholders may be called by our board, the chairman of the board and our chief executive officer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We have elected to be treated as a business development company under the 1940 Act and as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue or sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations to the extent that we are permitted to engage in such hedging transactions without registering with the CFTC as a commodity pool operator. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:
•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250 million market capitalization maximum; or
•	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.
(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We expect to adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. However, where a business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.

However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional debt or equity capital.”

Code of Ethics

We and WhiteHorse Advisers have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are described below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to our investment adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our clients’ portfolio securities in what we perceive to be the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. In most cases, we will vote in favor of proposals that we believe are likely to increase the value of our clients’ portfolio securities. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that:

(1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, we will disclose such conflicts, including to us, and may request guidance on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how we voted proxies by making a written request for proxy voting information to: Investor Relations, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, or by calling us collect at (305) 381-6999.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions by business development companies with affiliates to prohibit “joint” transactions among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities, provided that the adviser negotiates no term other than price and certain other conditions are met. Except in certain limited circumstances, we will be unable to invest in any issuer in which another account sponsored or managed by our investment adviser has previously invested.

We will be periodically examined by the SEC for compliance with the 1940 Act.

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and WhiteHorse Advisers will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the U.S. federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We are not generally able to issue and sell our common stock at a price below current net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board, closely approximates the market value of such securities (less any distributing commission or discount).

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K under the Securities Act, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting. This report must be audited by our independent registered public accounting firm beginning with the earlier of our fiscal year ending December 31, 2017 and the year in which our revenues first exceed $1.0 billion; and
•	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under it. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for WhiteHorse Finance, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, WhiteHorse Finance will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and WhiteHorse Finance and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain United States, or U.S., federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain United States federal estate tax consequences) applicable to the ownership and disposition of the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in the Notes. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your ownership and disposition of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations or subject to special rules, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for United States federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for United States federal income tax purposes) and beneficial owners of pass-through entities, or U.S. holders (as defined below) whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than those beneficial owners who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the United States federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for United States federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that has a valid election (under applicable Treasury Regulations) to be treated as a United States person for U.S. federal income tax purposes, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Individuals who are residents for such purposes are subject to United States federal income tax as if they were United States citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the United States federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation of Note Holders

Taxation of U.S. holders.  Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting. In general, if the terms of a debt instrument entitle a holder to receive payments (other than fixed periodic interest) that exceed the issue price of the instrument by more than a statutory de minimis amount, the holder will be required to recognize additional interest as “original issue discount” over the term of the instrument, irrespective of the holder’s regular method of tax accounting. We expect that the Notes will not be issued with original issue discount for U.S. federal income tax purposes.

Upon the sale, exchange, redemption or retirement of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (excluding any amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s tax basis in the Note. A U.S. holder’s tax basis in a Note generally will equal the amount of the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation (currently, a rate of either 15% or 20%, depending on whether the U.S. holder’s income exceeds certain threshold amounts). The distinction between capital gain or loss and ordinary income or loss is also important in other contexts, such as, for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Newly enacted legislation generally requires certain non-corporate U.S. holders to pay a 3.8% Medicare tax on, among other things, interest on and capital gains from the sale, exchange, redemption or retirement of the Notes. This legislation applies for taxable years beginning after December 31, 2012. U.S. holders should consult their own tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of the Notes.

Taxation of Non-U.S. Holders.  A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that in the case of interest on a Note (i) the interest is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through sufficient stock ownership, (iii) the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder provides to the applicable withholding agent a statement on an Internal Revenue Service, or IRS, Form W-8BEN (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that it is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to withholding of United States federal income tax on payments of interest on the Notes at a rate of 30% unless (i) the interest is effectively connected with the conduct of a United States trade or business, in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, this withholding. In the case of a non-U.S. holder that is a corporation for U.S. federal income tax purposes and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because interest is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms to the applicable withholding agent.

Generally, a non-U.S. holder will not be subject to United States federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption or retirement of a Note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for United States federal estate tax purposes) generally will not be subject to the United States federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

Information Reporting and Backup Withholding.  A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding (currently, at a rate of 28%) on, and will be subject to information reporting requirements with respect to, payments of principal or interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

If you are a non-U.S. holder, generally, the applicable withholding agent must report to the IRS and to you payments of interest on the Notes and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of a treaty or agreement. In general, backup withholding will not apply to payments of interest on your Notes if you have provided to the applicable withholding agent the required certification that you are not a U.S. person and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person. Information reporting and, depending on the circumstances, backup withholding will apply to payment to you of the proceeds of a sale or other disposition (including a retirement or redemption) of your Notes within the United States or conducted through certain U.S.-related financial intermediaries, unless you certify under penalties of perjury that you are not a U.S. person or you otherwise establish an exemption, and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person.

You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities.  Sections 1471 through 1474 of the Code (provisions commonly referred to as “FATCA”) generally impose withholding of 30% on certain payments to certain foreign entities (including financial intermediaries), unless various U.S. information reporting, diligence requirements (that are in addition to, and potentially significantly more onerous than, the requirement to deliver an IRS form W-8BEN) and certain other requirements have been satisfied. Such payments will include U.S.-source interest and gross proceeds (which includes principal payments) from the sale or other disposition of debt securities that can produce U.S.-source interest. FATCA withholding generally applies to payments of interest made after December 31, 2013 and payments of gross proceeds described above made after December 31, 2016. Generally, no withholding will be imposed, however, on any obligation (other than an instrument treated as equity for U.S. tax purposes) issued prior to January 1, 2014 unless that obligation is modified in such a way that it is considered to be re-issued for U.S. federal income tax purposes, Non-U.S. holders should consult their tax advisors regarding the possible implications of this legislation for their investment in the Notes.

Each prospective purchaser should consult its own tax advisor regarding FATCA and how it may affect such investor in its particular circumstances.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING

We intend to offer the Notes through the underwriters named in the table below. Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and Citigroup Global Markets Inc. are acting as joint bookrunners and representatives of each of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us, our investment adviser and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes set forth opposite its name below.

Underwriter	Aggregate Principal Amount of Notes
Deutsche Bank Securities Inc.
Keefe, Bruyette & Woods, Inc.
Citigroup Global Markets Inc.
Barclays Capital Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC
Sterne, Agee & Leach, Inc.
Wunderlich Securities, Inc.

Total	$30,000,000

The underwriting agreement provides that the obligations of the underwriters severally, and not jointly, to purchase the Notes included in this offering are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are committed to purchase all of the Notes included in this offering, other than those Notes covered by the over-allotment option described below, if they purchase any of the Notes. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or this offering may be terminated. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders for the Notes in whole or in part.

We and our investment adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

Commissions and Discounts

The representatives have advised us that the underwriters propose initially to offer the Notes to the public at the public offering price set forth on the cover page of this prospectus and to dealers at that price less a concession not in excess of     % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a concession not in excess of     % of the aggregate principal amount of the Notes to other dealers. After the initial offering, the public offering price, concession or any other term of the offering may be changed.

The following table shows the public offering price, underwriting discount and proceeds before expenses to us. The information assumes either no exercise or full exercise by the underwriters of their over- allotment option.

	Per Note	Without Option	With Option
Public offering price	%	$	$
Underwriting discount and commissions	%	$	$
Proceeds, before expenses, to WhiteHorse Finance	%	$	$

The expenses of the offering, not including the underwriting discount, are estimated at approximately $0.3 million (or $0.25 per Note) and are payable by us. We will pay the filing fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Notes up to $20,000 (excluding filing fees).

Over-allotment Option

We have granted an option to the underwriters, exercisable for 30 days from the date of this prospectus, to purchase up to $    million in aggregate principal amount of Notes at the public offering price, less the underwriting discount. The underwriters may exercise this option to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase the additional Notes approximately proportionate to that underwriter’s initial purchase commitment.

No Sales of Similar Securities

We have agreed, with exceptions, not to sell or transfer any Notes for 30 days after the date of this prospectus without first obtaining the written consent of Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and Citigroup Global Markets Inc.

Price Stabilization and Short Positions

In order to facilitate the offering of the Notes, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the market price of the Notes. Specifically, the underwriters may over-allot in connection with the offering, creating a short position in the Notes for their own account. In addition, to cover over-allotments or to stabilize the price of the Notes, the underwriters may bid for, and purchase, Notes in the open market to stabilize the price of the Notes. The underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing Notes in this offering if the syndicate repurchases previously distributed Notes to cover syndicate short positions to stabilize the price of the Notes. Any of these activities may stabilize or maintain the market price of the Notes above independent market levels or prevent or retard a decline in the market price of the Notes. The underwriters are not required to engage in these activities and may end any of these activities at any time.

NASDAQ Global Market Listing

The Notes have been approved for listing on The NASDAQ Global Market, subject to notice of issuance, under the symbol “WHFBL”. The Notes are a new issue of securities with no established trading market. Currently there is no public market for the Notes.

Electronic Offer, Sale and Distribution of Notes

The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited number of Notes for sale to their online brokerage communities.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies. They have received, or may in the future receive, customary fees and commissions for these transactions. For example, affiliates of Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. are lenders under the Unsecured Term Loan and would be entitled to receive customary fees in such capacity. For more information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources — Credit Facility.”

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of our Notes, the underwriters or their affiliates may develop analyses or opinions related to us or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding us to our stockholders.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

Principal Business Address

The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, NY 10005. The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, Fourth Floor, New York, NY 10019. The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by The Bank of New York Mellon. The address of the custodian is: One Wall Street, New York, New York 10286. American Stock Transfer & Trust Company, LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone number (800) 937-5449.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for WhiteHorse Finance by Dechert LLP, Washington, D.C. Dechert LLP also represents WhiteHorse Advisers. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sidley Austin LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements as of December 31, 2012 and for the year then ended included in this prospectus have been so included in reliance on the report of Crowe Horwath LLP, our independent registered public accounting firm, located at 488 Madison Avenue, Floor 3, New York, New York 10022, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to the Notes offered by this prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at www.whitehorsefinance.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131, Attention: Investor Relations, or by telephone at (305) 381-6999. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)

	March 31, 2013	December 31, 2012
	(Unaudited)
Assets
Investments, at fair value (cost $233,547 and $180,377, respectively)	$233,157	$180,488
Cash and cash equivalents	136,642	156,123
Restricted cash and cash equivalents	1,100	31,646
Interest receivable	4,107	1,474
Deferred financing costs	3,066	3,184
Due from related party	70	—
Prepaid expenses and other receivables	253	367
Total assets	$378,395	$373,282
Liabilities
Credit facility	$51,250	$51,250
Unsecured term loan	90,000	90,000
Distributions payable	5,313	1,616
Management fees payable	2,030	306
Payable for investments purchased	1,930	—
Accounts payable and accrued expenses	628	1,061
Total liabilities	$151,151	$144,233
Net assets
Common stock, par value $0.001 per share, 14,965,624 shares issued and outstanding, 100,000,000 authorized	$15	$15
Paid-in capital in excess of par	228,466	228,466
Capital distributions in excess of net income	(140)	—
Undistributed net investment income	—	1,164
Net realized loss on investments	(71)	(71)
Net unrealized depreciation on investments	(1,026)	(525)
Total net assets	$227,244	$229,049
Total liabilities and total net assets	$378,395	$373,282
Number of shares outstanding	14,965,624	14,965,624
Net asset value per share	$15.18	$15.30

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three months ended March 31,
	2013	2012
Investment income
Interest income	$8,382	$9,149
Total investment income	8,382	9,149
Expenses
Interest expense	$1,362	$—
Organization costs	—	96
Base management fees	1,077	—
Performance-based incentive fees	952	—
Administrative service fees	389	—
General and administrative expenses	593	243
Total expenses	$4,373	$339
Net investment income	$4,009	$8,810
Realized and unrealized (loss) gain on investments
Net realized loss on investments	$—	$—
Net change in unrealized (depreciation) appreciation on investments	(501)	200
Net realized and unrealized (loss) gain on investments	$(501)	$200
Net increase in net assets resulting from operations	$3,508	$9,010
Per Common Share Data
Basic and diluted earnings per common share(1)	$0.23	N/A
Dividends and distributions declared per common share(1)	$0.36	N/A
Basic and diluted weighted average common shares outstanding(1)	14,965,624	N/A

(1)	For the three months ended March 31, 2012, the Company did not have common shares outstanding and therefore weighted average shares outstanding information and per share data for this period are not provided.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Change in Net Assets (Unaudited)
(in thousands, except share and per share data)

	Members’ Equity	Common Stock		Paid-in Capital in Excess of Par	Net Investment Income	Net Realized Loss on Investments	Net Unrealized Depreciation on Investments	Total Net Assets
		Shares	Par amount
Balance at January 1, 2012	$—	—	$—	$—	$—	$—	$—	$—
Contributions of members' equity	245,336	—	—	—	—	—	—	—
Distributions of members' equity	(5,586)	—	—	—	—	—	—	—
Net increase in net assets resulting from operations	9,010	—	—	—	—	—	—	—
Balance at March 31, 2012	$248,760	—	$—	$—	$—	$—	$—	$—
Balance at January 1, 2013	$—	14,965,624	$15	$228,466	$1,164	$(71)	$(525)	$229,049
Net increase in net assets resulting from operations	—	—	—	—	4,009	—	(501)	3,508
Distributions declared	—	—	—	—	(5,313)	—	—	(5,313)
Balance at March 31, 2013	$—	14,965,624	$15	$228,466	$(140)	$(71)	$(1,026)	$227,244

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Statements of Cash Flows (Unaudited)
(in thousands, except share and per share data)

	Three months ended March 31,
	2013	2012
Cash flows from operating activities
Net increase in net assets resulting from operations	$3,508	$9,010
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Paid in kind income	(123)	(1,348)
Net unrealized (appreciation) depreciation on investments	501	(200)
Amortization of discount	(263)	(667)
Amortization of deferred financing costs	119	—
Origination of investments	(33,402)	—
Purchase of investments	(19,549)	—
Proceeds from principal payments and sales of portfolio investments	167	5,900
Net changes in operating assets and liabilities:
Interest receivable	(2,633)	(1,633)
Due from related party	(70)	(1,528)
Prepaid expenses and other receivables	113	—
Payable for securities purchased	1,930	—
Management fees payable	1,724	—
Accounts payable and accrued expenses	(433)	274
Restricted cash and cash equivalents	30,546	—
Net cash (used in) provided by operating activities	$(17,865)	$9,808
Cash flows from financing activities
Proceeds from members’ equity contributions	$—	$65
Payment of members’ equity distributions	—	(5,586)
Distributions paid to common stockholders	(1,616)	—
Net cash used in financing activities	$(1,616)	$(5,521)
Net change in cash and cash equivalents	$(19,481)	$4,287
Cash and cash equivalents at beginning of period	156,123	—
Cash and cash equivalents at end of period	$136,642	$4,287
Supplemental disclosure of cash flow information:
Contribution of investments	$—	$257,089
Interest paid	$1,253	$—

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Building Products
TCO Funding Corp.
Senior Secured Term Loan	L+7.50% (2.00% Floor)	9.50%	4/27/14	$17,626	$17,359	$17,767	7.82%
Pharmaceuticals
Acella Pharmaceuticals, LLC
Senior Secured Term Loan	L+15.00% (1.00% Floor)	16.00%	12/30/15	60,886	60,886	60,886	26.79
Homebuilding
Orleans Homebuilders, Inc.
Senior Secured Term Loan	L+10.50% (2.00% Floor)	12.50%	2/14/16	16,472	16,556	16,636	7.32
Integrated Telecommunication Services
Securus Technologies, Inc.
Senior Secured Second Lien Term Loan	L+9.00% (1.75% Floor)	10.75%	5/31/18	1,000	1,020	1,020	0.45
Diversified Support Services
Smile Brands Group Inc.
Senior Secured Term Loan	L+5.25% (1.75% Floor)	7.00%	12/31/17	1,995	1,930	1,931	0.85
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(3)
Senior Secured Term Loan	N/A(4)	25.00%	6/30/13	36,434	36,414	36,361	16.00
Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
Senior Secured Term Loan	L+10.50% (1.50% Floor)	13.50% (1.50% PIK)	3/15/18	15,020	14,730	14,720	6.48
Senior Secured Revolving Loan	L+10.50% (1.50% Floor)	13.50% (1.50% PIK)	3/15/18	2,003	1,964	1,963	0.86
				17,023	16,694	16,683	7.34
Health Care Facilities
Genoa Healthcare, LLC
Senior Secured Term Loan	L+9.50% (3.00% Floor)	14.00% (1.50% PIK)	2/10/15	27,161	27,161	27,269	12.00
Grupo HIMA San Pablo, Inc.
Senior Secured First Lien Term Loan	L+7.00% (1.50% Floor)	8.50%	1/31/18	$15,000	$14,706	$14,700	6.47%
Senior Secured Second Lien Term Loan	N/A(4)	13.75%	7/31/18	1,000	951	950	0.42
				43,161	42,818	42,919	18.89

See notes to the consolidated financial statements

Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Senior Secured First Lien Term Loan	L+6.00% (1.50% Floor)	7.50%	12/31/16	1,357	1,278	1,356	0.60
Senior Secured Second Lien Term Loan	L+9.50% (1.50% Floor)	11.00%	12/31/16	7,929	7,900	7,849	3.45
				9,286	9,178	9,205	4.05
Electronic Equipment & Instruments
AGS, LLC
Senior Secured Term Loan	L+10.00% (1.50% Floor)	11.50%	8/15/16	17,309	16,696	15,665	6.89
Initial Delayed Draw	L+10.00% (1.50% Floor)	11.50%	8/15/16	1,129	1,088	1,022	0.45
Secondary Delayed Draw	L+10.00% (1.50% Floor)	11.50%	8/15/16	1,129	1,085	1,022	0.45
				19,567	18,869	17,709	7.79
Apparel, Accessories & Luxury Goods
St. John Knits International, Inc.
Senior Secured Term Loan	N/A(4)	13.00%	3/3/15	11,769	11,823	12,040	5.30
Total Investments(5)				$235,219	$233,547	$233,157	102.60%

(1)	The investments bear interest at a rate that may be determined by reference to LIBOR “L” which resets monthly, quarterly or semiannually.
(2)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.
(3)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.
(4)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(5)	Except for GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd., the investments provide collateral for the Credit Facility.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments
December 31, 2012
(in thousands, except share and per share data)

Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Building Products
TCO Funding Corp.
Senior Secured Term Loan	L+7.50% (2.00% Floor)	9.50%	4/27/14	$17,671	$17,352	$17,671	7.71%
Pharmaceuticals
Acella Pharmaceuticals, LLC
Senior Secured Term Loan	L+10.00% (1.00% Floor)	14.00% (3.00% PIK)	12/30/15	60,886	60,886	60,886	26.58
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(3)
Senior Secured Term Loan	N/A(4)	25.00%	6/30/13	36,434	36,242	36,434	15.91
Health Care Facilities
Genoa Healthcare, LLC
Senior Secured Term Loan	L+9.50% (3.00% Floor)	14.00% (1.50% PIK)	2/10/15	27,060	27,060	27,060	11.81
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Senior Secured Term Loan A	L+6.00% (1.50% Floor)	7.50%	12/31/16	1,437	1,363	1,447	0.63
Senior Secured Term Loan B	L+9.50% (1.50% Floor)	11.00%	12/31/16	7,929	7,898	7,802	3.41
				9,366	9,261	9,249	4.04
Electronic Equipment & Instruments
AGS, LLC
Senior Secured Term Loan	L+10.00% (1.50% Floor)	11.50%	8/15/16	17,309	16,662	16,098	7.03
Initial Delayed Draw	L+10.00% (1.50% Floor)	11.50%	8/15/16	1,129	1,087	1,050	0.46
Secondary Delayed Draw	L+10.00% (1.50% Floor)	N/A(5)	8/15/16	—	—	—	—
				18,438	17,749	17,148	7.49
Apparel, Accessories & Luxury Goods
St. John Knits International, Inc.
Senior Secured Term Loan	N/A(4)	13.00%	3/3/15	11,769	11,827	12,040	5.26
Total Investments(6)				$181,624	$180,377	$180,488	78.80%

(1)	The investments bear interest at a rate that may be determined by reference to LIBOR “L” which resets monthly, quarterly or semiannually.
(2)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.
(3)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

See notes to the consolidated financial statements

(4)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(5)	The entire commitment was unfunded at December 31, 2012. The Company earns a commitment fee of 5.00% on the unfunded amount.
(6)	Except for GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd., the investments provide collateral for the Credit Facility.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 1 — ORGANIZATION

WhiteHorse Finance, Inc. (“WhiteHorse Finance” and, together with its subsidiaries, the “Company”) is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, WhiteHorse Finance intends to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

WhiteHorse Finance, LLC was organized as a limited liability company under the laws of Delaware on December 28, 2011 and commenced operations effective January 1, 2012. At the commencement of operations and up to the completion of its initial public offering (the “IPO”), H.I.G. Bayside Debt & LBO Fund II, L.P. (“Bayside II”) and H.I.G. Bayside Loan Opportunity Fund II, L.P. (“Loan Fund II” and, together with Bayside II, the “Bayside Loan Funds”) owned 55.1% and 44.9% of the Company, respectively. On December 4, 2012, WhiteHorse Finance, LLC converted from a Delaware limited liability company to a Delaware corporation, leaving WhiteHorse Finance, Inc. as the surviving entity (the “BDC Conversion”). As a result of the BDC Conversion, the Bayside Loan Funds received 7,826,284 shares of common stock in WhiteHorse Finance, Inc.

On December 4, 2012, WhiteHorse Finance priced its IPO, selling 6,666,667 shares at a public offering price of $15.00 per share. Concurrent with the IPO, the Company’s directors, officers, the managers of its investment adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), at $15.00 per share.

The Company’s investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate (“LIBOR”). It may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests and may receive warrants to purchase common stock in connection with its debt investments.

WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (“WhiteHorse Advisers”), an affiliate of the Bayside Loan Funds. Prior to December 4, 2012, Bayside Capital, Inc., also an affiliate of the Bayside Loan Funds, served as the investment adviser through an interim advisory agreement. H.I.G. WhiteHorse Administration, LLC (“WhiteHorse Administration”), an affiliate of the Bayside Loan Funds, provides administrative services necessary for the Company to operate.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include WhiteHorse Finance, Inc., its wholly owned subsidiary, WhiteHorse Finance Warehouse, LLC, and its subsidiary, Bayside Financing S.A.R.L. All significant intercompany balances and transactions and have been eliminated. Additionally, the accompanying consolidated financial statements and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the year ending December 31, 2013.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

Fair Value of Financial Instruments:  The Company determines the fair value of its financial instruments in accordance with Accounting Standards Codification (“ASC”) Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments are measured at fair value as determined in good faith by the Company’s investment committee, generally on a quarterly basis, reviewed by the audit committee of the board of directors and ultimately approved by the board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Any changes to the valuation methodology are reviewed by management and the Company’s board of directors to confirm that the changes are justified. The Company continues to review and refine its valuation procedures in response to market changes.

The Company engages an independent external valuation firm to periodically review material investments. This external review is used by the investment committee to review the Company’s internal valuation of each investment over the year.

Investment Transactions:  The Company records investment transactions on a trade date basis. These transactions may settle subsequent to the trade date depending on the transaction type. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized in the statement of operations as they are incurred.

Revenue Recognition:  The Company’s revenue recognition policies are as follows:

Sales:  Realized gains or losses on the sales of investments are calculated by using the specific identification method.

Interest Income:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. The Company may also receive closing, commitment, prepayment, amendment and other fees from portfolio companies in the ordinary course of business. Closing fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan closing fees are recorded as part of interest income. Commitment fees are based upon the undrawn portion committed by the Company and are recorded as interest income on an accrual basis. Prepayment, amendment and other fees are recognized when earned, generally when such fees are receivable. Any such fees are included in interest income on the statement of operations. The Company may invest in loans that contain a payment-in-kind (“PIK”) interest rate provision. PIK interest is accrued at the contractual rates and added to loan principal on the reset dates.

Non-accrual:  Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. The Company may conclude that non-accrual status is not required if the loan has sufficient collateral value and is in the process of collection. Accrued interest is generally reversed when a loan is placed on non-accrual status.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Cash and Cash Equivalents:  Cash and cash equivalents include cash, deposits with financial institutions, and short-term liquid investments in money market funds with original maturities of three months or less.

Restricted Cash and Cash Equivalents:  Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Company’s credit facility. Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that is not principal in nature is transferred to unrestricted cash accounts by the trustee once a quarter after the payment of operating expenses and amounts due under the Credit Facility (as defined below).

Organizational and Offering Costs:  The Company incurred legal, accounting, regulatory, investment banking and other costs during its initial start up phase and associated with its IPO. Organizational costs are expensed as incurred. Offering costs were deferred and charged against paid-in capital in excess of par on completion of the IPO.

Deferred Financing Costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized using the effective interest method and are included in interest expense in the consolidated statements of operations over the estimated life of the borrowings.

Income Taxes:  Prior to the BDC Conversion on December 4, 2012, the Company was treated as a partnership for U.S. federal and state income tax purposes and did not incur income taxes. Accordingly, no provision for income taxes has been made in the accompanying financial statements, as each member is individually responsible for reporting income or loss, to the extent required by U.S. federal income tax laws and regulations, based upon its respective share of the Company’s revenues and expenses as reported for income tax purposes.

Subsequent to the BDC Conversion, the Company intends to elect to be treated as a RIC under Subchapter M of the Code. In order to qualify as a RIC, among other requirements, the Company is required to distribute at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, the Company is generally required to pay a nondeductible excise tax equal to 4% of the amount by which (1) 98% of ordinary income for the calendar year, (2) 98.2% of capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax exceed distributions for the year. The Company accrues estimated excise tax on the amount that estimated taxable income is expected to exceed the level of stockholder distributions described above.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under U.S. federal and state income tax laws and regulations, the amounts reported in the accompanying consolidated financial statements may be subject to change at a later date by the respective taxing authorities.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statement is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statement. The Company had no amounts accrued for interest or penalties on March 31, 2013. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months.

Dividends and Distributions:  Dividends and distributions to common stockholders are recorded on the ex-dividend date. Quarterly distribution payments are determined by the board of directors and are paid from taxable earnings estimated by management and may include a return of capital and/or capital gains. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company maintains an “opt out” dividend reinvestment plan for common stockholders. As a result, if the Company declares a dividend or other distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

Earnings per Share:  The Company calculates earnings per share as earnings available to stockholders divided by the weighted average number of shares outstanding during the period. Prior to December 4, 2012, the Company did not have common stock outstanding and therefore earnings per share and weighted average shares outstanding information for periods that include financial results prior to December 4, 2012 are not meaningful.

Risks and Uncertainties:  In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying value of its investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Newly Adopted Accounting Standards:  As permitted by Section 7(a)(2)(B) of the Securities Act, the Company has elected to defer the adoption of new and revised accounting standards applicable to public companies until they are also applicable to private companies. There are currently no such standards being deferred that will, in management’s opinion, have a material impact on the consolidated financial statements.

NOTE 3 — FAIR VALUE MEASUREMENTS

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Company’s investment adviser are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value as of March 31, 2013:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	($ in thousands)
Senior Secured Loans	—	—	$233,157	$233,157

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value as of December 31, 2012:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	($ in thousands)
Senior Secured Loans	—	—	$180,488	$180,488

The portfolio companies underlying the investments are located in the United States. The weighted average remaining term of the Company’s debt investments was approximately 2.5 years as of March 31, 2013 and December 31, 2012.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents the changes in investments measures at fair value using Level 3 inputs for the three months ended March 31, 2013:

	Senior Secured Loans	Senior Unsecured Note	Total Investments
Balance at January 1, 2013	$180,488	$—	$180,488
Originations	33,402	—	33,402
Purchases	19,549	—	19,549
Non-cash interest income	123	—	123
Amortization of discount	263	—	263
Proceeds from pay downs	(167)	—	(167)
Net unrealized appreciation (depreciation)	(501)	—	(501)
Balance at March 31, 2013	$233,157	$—	$233,157

The following table presents the changes in investments measures at fair value using Level 3 inputs for the three months ended March 31, 2012:

	Senior Secured Loans	Senior Unsecured Note	Total Investments
Balance at January 1, 2012	$—	$—	$—
Contributed investments	236,691	8,580	245,271
Non-cash interest income	1,348	—	1,348
Amortization of discount	604	63	667
Proceeds from pay downs	(5,900)	—	(5,900)
Net unrealized appreciation (depreciation)	656	(456)	200
Balance at March 31, 2012	$233,399	$8,187	$241,586

The significant unobservable inputs used in the fair value measurement of the Company’s investments are the discount rate, market quotes and arms’ length transaction price. Significant increase in the discount rate for an investment would result in a significantly lower fair value measurement. Significant increase in the market quotes price would result in a significant increase in the fair value measurement.

Quantitative information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at March 31, 2013	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Senior Secured Loans	$233,157	Discounted Cash Flow	Discount Rate	7.3% - 29.2% (15.4)%
		Consensus Pricing	Market Quotes	98.8% - 102.3% (100.7)%

Investment Type	Fair Value at December 31, 2012	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
Senior Secured Loans	$180,488	Discounted Cash Flow	Discount Rate	7.6% - 27.7% (16.0)%
		Consensus Pricing	Market Quotes	100.9% - 102.3% (101.9)%

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

Valuation of investments may be determined by weighting various valuation techniques. Significant judgment is required in selecting the assumptions used to determine the fair values of these investments. At March 31, 2013 and December 31, 2012, eleven and four Level 3 investments, respectively, were valued using a discounted cash flow technique and the remaining four and four, respectively, were valued by applying a weighted approach across several techniques.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the nature of the instrument, whether the instrument is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower. These valuation methodologies involve a significant degree of judgment to be exercised.

As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.

In some cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

NOTE 4 — BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of March 31, 2013, the Company’s asset coverage for borrowed amounts was 260.9%.

Credit Facility:  On September 27, 2012, the Company entered into a $150,000 revolving credit and security agreement with Natixis, New York Branch, acting as facility agent (the “Credit Facility”) and on the same date drew $51,250. In connection with this agreement, WhiteHorse Finance Warehouse, LLC pledged securities with a fair value of $196,743 and $144,054, respectively, as of March 31, 2013 and December 31, 2012, as collateral for the Credit Facility. The Credit Facility bears interest at the daily commercial paper rate plus 2.25% on outstanding borrowings. The Company also incurs a commitment fee of 1.00% per annum on

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 4 — BORROWINGS  – (continued)

any undrawn balance. The Credit Facility has a final maturity date of September 27, 2020. Under the Credit Facility, the Company has made certain customary representations and warranties, and is required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature. At March 31, 2013 and December 31, 2012, the Company had $51,250 outstanding borrowings and $98,750 undrawn under the Credit Facility. The Company’s ability to draw down undrawn funds under the Credit Facility is determined by collateral and portfolio quality requirements stipulated in the credit and security agreement. At March 31, 2013 and December 31, 2012, $13,661 and $4,538, respectively, was available to be drawn by the Company based on these requirements.

Unsecured Term Loan:  On November 8, 2012, the Company entered into a $90,000 unsecured term loan agreement with Citibank, N.A., as the sole lead arranger, and Loan Fund II, as guarantor. The unsecured term loan has a stated maturity date of July 3, 2014. Under the terms of the unsecured term loan, with respect to which the Company pledged no collateral to the lenders, the Company is required to pay interest monthly at an annual rate of LIBOR plus 2.75% per year, except at its option and under certain other circumstances at one of several other interest rates. The unsecured term loan is subject to customary covenants and events of default, such as failure to pay the principal of, or interest on, the unsecured term loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations. The unsecured term loan includes customary restrictions that limit the Company’s ability to pay dividends under certain circumstances, to merge with another entity unless it is the surviving entity following the merger and to amend its organizational documents. Loan Fund II has guaranteed the Company’s obligation to make payments under the unsecured term loan. Loan Fund II, as the guarantor of the unsecured term loan, has the right to require the lenders to assign the loan to it under certain circumstances. The Company is permitted to prepay amounts outstanding under the unsecured term loan in whole or in part without penalty.

NOTE 5 — RELATED PARTY TRANSACTIONS

Interim Investment Advisory Agreement:  Prior to the BDC Conversion, Bayside Capital, LLC, an affiliate of the Bayside Loan Funds, served as the interim investment adviser for the Company through an interim advisory agreement (the “Interim Investment Advisory Agreement”). Under the Interim Investment Advisory Agreement, the interim investment adviser provided investment management services to the Company prior to the completion of its IPO. The Interim Investment Advisory Agreement waived all fees payable by the Company and, as a result, no fees were paid or are due to Bayside Capital, LLC. The Interim Investment Advisory Agreement was terminated effective December 4, 2012, and replaced by the investment advisory agreement described below.

Investment Advisory Agreement:  WhiteHorse Advisers serves as the Company’s investment adviser in accordance with the terms of an investment advisory agreement (the “Investment Advisory Agreement”). Subject to the overall supervision of the Company’s board of directors, the investment adviser manages the day-to-day operations of, and provides investment management services to, the Company. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of the investment portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and
•	closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 5 — RELATED PARTY TRANSACTIONS  – (continued)

In addition, WhiteHorse Advisers provides the Company with access to personnel and an investment committee. Under the Investment Advisory Agreement, the Company pays WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee. The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee is calculated based on the average carrying value of the Company’s consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, at the end of the two most recently completed calendar quarters, appropriately adjusted for any share issuances or repurchases during the quarter. The management fees for any partial month or quarter is appropriately pro rated. The investment adviser has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarter ended December 31, 2012, and for the calendar quarters ending March 31, 2013, June 30, 2013 and September 30, 2013.

Performance-based Incentive Fee

The performance-based incentive fee consists of two components that are independent of each other, except as provided by the incentive fee cap and deferral mechanism discussed below.

The calculations of these two components have been structured to include a fee limitation such that no incentive fee will be paid to the investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to the investment adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, referred to as the “Incentive Fee Look-back Period,” would exceed 20.0% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap (as defined below) and a deferral mechanism through which the investment adviser may recap a portion of such deferred incentive fees, which is referred to together as the “Incentive Fee Cap and Deferral Mechanism.”

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to the investment adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

This limitation is accomplished by subjecting each incentive fee payable to a cap, which is referred to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the investment adviser during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, the Company will pay no incentive fee to our investment adviser in that quarter. The Company will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement.

The “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 5 — RELATED PARTY TRANSACTIONS  – (continued)

realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based, is calculated and payable quarterly in arrears, commenced with the quarter beginning January 1, 2013, based on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Company’s investment adviser in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the “Hurdle Rate” of 1.75% (7.00% annualized);
•	100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. This portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%) is referred to as the “catch-up.” The effect of the catch-up is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the investment adviser, together with interest from the date of deferral to the date of payment, only if and to the extent that the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for the investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Net investment income used to calculate this component of the incentive fee is also included in the amount of consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 5 — RELATED PARTY TRANSACTIONS  – (continued)

The second component, the capital gains component of the incentive fee, which is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commenced on January 1, 2013, and will equal 20% of cumulative aggregate realized capital gains from January 1, 2013 through the end of the calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of the year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no capital gains incentive fee will be payable for the year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, it will pay the applicable incentive fee even after incurring a loss in that quarter due to realized and unrealized capital losses.

The Company incurred base management fees of $1,077 and performance-based incentive fees of $952 during the three months ended March 31, 2013. No management fees were incurred during the three months ended March 31, 2012 under the Interim Investment Advisory Agreement.

Administration Agreement:  Pursuant to the Administration Agreement, WhiteHorse Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services to enable the Company to operate. WhiteHorse Administration also provides the Company with access to the resources necessary for it to perform its obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders and reports filed with the Securities and Exchange Commission (the “SEC”). In addition, WhiteHorse Administration assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Administration Agreement equal an amount based upon the Company’s allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief compliance officer, chief operating officer and chief financial officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides on the Company’s behalf managerial assistance to those portfolio companies to which the Company is required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that WhiteHorse Administration outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

Substantially all the Company’s payments of operating expenses to third parties were made by a related party, for which it received reimbursement from the Company.

The Company incurred allocated administrative expenses of $389 during the three months ended March 31, 2013. No administrative expenses were incurred during the three months ended March 31, 2012.

Due From Related Parties:  At March 31, 2013, the Company was due $70 from related parties in connection with the reimbursement of operating expenses paid by the Company. At December 31, 2012, the

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 5 — RELATED PARTY TRANSACTIONS  – (continued)

Company owed interest and principal proceeds of $1 to related parties, and included this amount in accounts payable and accrued expenses in the consolidated statements of assets and liabilities.

Co-investments with Related Parties:  At March 31, 2013 and December 31, 2012, certain officers or employees affiliated with or employed by the Bayside Loan Funds and their related entities maintained co-investments in the Company’s investments of $2,750 and $2,681, respectively.

NOTE 6 — COMMITMENT AND CONTINGENCIES

Commitments:  The Company had no outstanding commitments to fund investments as of March 31, 2013. The Company had outstanding commitments to fund investments totaling $1,128 as of December 31, 2012.

Indemnification:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Legal proceedings:  In the normal course of business, the Company, the investment adviser and the administrator may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any such disposition will have a material adverse effect on the Company’s consolidated financial statements.

NOTE 7 — FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights:

	Three months ended March 31,
	2013	2012
Per share data:(1)
Net asset value, beginning of period	$15.30	N/A
Issuance of common stock	—	N/A
Offering costs	—	N/A
Net investment income	0.27	N/A
Net realized and unrealized loss on investments	(0.03)	N/A
Net increase in net assets resulting from operations	0.24	N/A
Distributions declared	(0.36)	N/A
Net asset value, end of period	$15.18	N/A
Total return based on market value(2)	27.93%	N/A
Total return based on net asset value	6.18%	16.03%
Net assets, end of period	$227,244	$229,049
Per share market value at end of period	$15.83	N/A
Shares outstanding end of period	14,965,624	N/A

WhiteHorse Finance, Inc.

Notes to Consolidated Financial Statements (Unaudited)
March 31, 2013
(in thousands, except share and per share data)

NOTE 7 — FINANCIAL HIGHLIGHTS  – (continued)

	Three months ended March 31,
	2013	2012
Ratios/Supplemental Data:
Expenses without incentive fees	6.03%	0.60%
Incentive fees	1.67%	N/A
Total expenses	7.70%	0.60%
Net investment income	7.06%	15.67%
Portfolio turnover ratio	0.08%	4.89%

(1)	Calculated using the average shares outstanding method.
(2)	Total return is based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with the dividend reinvestment plan.

For the three months ended March 31, 2012, the Company did not have common shares outstanding and therefore weighted average shares outstanding information and per share data for this period are not provided.

Financial highlights are calculated for each securities class taken as a whole. An individual stockholder’s return and ratios may vary based on the timing of capital transactions. For the three months ended March 31, 2012, the Company incurred $96 of organization costs, which were deemed to be non-recurring.

NOTE 8 — EARNINGS PER SHARE

The following information sets forth the computation of the net increase in net assets per share resulting form operations for the three months ended March 31, 2013:

Earnings available to stockholders	$3,508
Weighted average shares outstanding	14,965,624
Earnings per share	$0.23

For the three months ended March 31, 2012, the Company did not have common shares outstanding and therefore weighted average shares outstanding information and per share data for this period are not provided.

NOTE 9 — SUBSEQUENT EVENTS

On April 8, 2013, the Company filed a Form N-2 with the SEC for a potential offering of senior notes, the net proceeds of which would be used to reduce outstanding obligations under the Company’s unsecured term loan, as well as for other general corporate or strategic purposes.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
WhiteHorse Finance, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of WhiteHorse Finance, Inc. (the “Company”) as of December 31, 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian, loan agent, or borrower. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012, and the results of its operations, the changes in its net assets, and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Crowe Horwath LLP
Crowe Horwath LLP
New York, New York

March 4, 2013

WhiteHorse Finance, Inc.
Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share data)

December 31, 2012
Assets
Investments, at fair value (cost $180,377)	$180,488
Cash and cash equivalents	156,123
Restricted cash and cash equivalents	31,646
Interest receivable	1,474
Deferred financing costs	3,184
Prepaid expenses and other receivables	367
Total assets	$373,282
Liabilities
Credit facility	$51,250
Unsecured term loan	90,000
Dividends payable	1,616
Management fees payable	306
Accounts payable and accrued expenses	1,061
Total liabilities	$144,233
Net assets
Common stock, par value $0.001 per share, 14,965,624 shares issued and outstanding, 100,000,000 authorized	15
Paid-in capital in excess of par	$228,466
Undistributed net investment income	1,164
Net realized loss on investments	(71)
Net unrealized depreciation on investments	(525)
Total net assets	$229,049
Total liabilities and total net assets	$373,282
Number of shares outstanding	14,965,624
Net asset value per share	$15.30

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.
Consolidated Statement of Operations
(in thousands, except share and per share data)

Year ended December 31, 2012
Investment income
Interest income	$44,793
Total investment income	44,793
Expenses
Interest expense	$1,131
Organization costs	406
Base management fees	306
Administrative service fees	109
Other operating expenses	640
Total expenses	$2,592
Net investment income	$42,201
Realized and unrealized (loss) gain on investments
Net realized loss on investments	$(2,754)
Net change in unrealized appreciation on investments	111
Net realized and unrealized loss on investments	$(2,643)
Net increase in net assets resulting from operations	$39,558

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.
Consolidated Statement of Change in Net Assets
(in thousands, except share and per share data)

	Members’ Equity	Common Stock		Paid-in Capital in Excess of Par	Net Investment Income	Net Realized Loss on Investments	Net Unrealized Depreciation on Investments	Total Net Assets
		Shares	Par amount
Balance at January 1, 2012	$—	—	$—	$—	$—	$—	$—	$—
Contributions of members’ equity	359,753	—	—	—	—	—	—	359,753
Distributions of members’ equity	(267,826)	—	—	—	—	—	—	(267,826)
Net increase in net assets resulting from operations	37,396	—	—	—	—	—	—	37,396
BDC Conversion	(129,323)	7,826,284	8	129,315	—	—	—	—
Issuance of common stock	—	7,139,340	7	107,083	—	—	—	107,090
Common stock offering costs	—	—	—	(7,910)	—	—	—	(7,910)
Net increase in net assets resulting from operations for the period from December 4, 2012, to December 31, 2012	—	—	—	—	2,687	—	(525)	2,162
Dividends declared	—	—	—	—	(1,616)	—	—	(1,616)
Tax reclassification of stockholders’ equity	—	—	—	(22)	93	(71)	—	—
Balance at December 31, 2012	$—	14,965,624	$15	$228,466	$1,164	$(71)	$(525)	$229,049

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.
Consolidated Statement of Cash Flows
(in thousands, except share and per share data)

Year ended December 31, 2012
Cash flows from operating activities
Net increase in net assets resulting from operations	$39,558
Adjustments to reconcile net income to net cash provided by operating activities:
Paid in kind income	(5,510)
Net realized losses on investments	2,754
Net unrealized appreciation on investments	(111)
Amortization of discount	(7,009)
Amortization of deferred financing costs	114
Origination of loans	(18,584)
Purchase of investments	(61,478)
Proceeds from principal payments and sales of portfolio investments	114,709
Net changes in operating assets and liabilities:
Interest receivable	(2,388)
Due from related party	(367)
Management fees payable	306
Accounts payable and accrued expenses	1,061
Restricted cash and cash equivalents	(31,646)
Net cash provided by operating activities	$31,409
Cash flows from financing activities
Proceeds from members’ equity contributions	$51,568
Payment of members’ equity distributions	(163,986)
Proceeds from sales of common stock, net of underwriting costs	99,180
Proceeds from borrowings on credit facility	51,250
Proceeds from unsecured term loan	90,000
Deferred financing costs	(3,298)
Net cash provided by financing activities	$124,714
Net change in cash and cash equivalents	$156,123
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$156,123
Supplemental disclosure of cash flow information:
Interest paid	$752
Supplemental noncash disclosures:
Contribution of investments	$308,185
Distributions of investments	$(102,926)
Distribution of interest receivable	$(914)

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.
Consolidated Schedule of Investments
December 31, 2012
(in thousands, except share and per share data)

Investment Type	Spread Above Index(1)		Interest Rate(2)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Building Products
TCO Funding Corp. Senior Secured Term Loan	L+7.5% (2.00% Floor)		9.50%	4/27/14	$17,671	$17,352	$17,671	7.71%
Pharmaceuticals
Acella Pharmaceuticals, LLC Senior Secured Term Loan	L+10.00% (1.0% Floor)		14.00% (3.0% PIK)	12/30/15	60,886	60,886	60,886	26.58
Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(3)
Senior Secured Term Loan	N/A(4)		25.00%	6/30/13	36,434	36,242	36,434	15.91
Health Care Facilities
Genoa Healthcare, LLC Senior Secured Term Loan	L+9.50% (3.00% Floor)		14.00% (1.5% PIK)	2/10/15	27,060	27,060	27,060	11.81
Specialized Consumer Services
Pre-Paid Legal Services, Inc. Senior Secured Term Loan A	L+6.00% (1.50% Floor)		7.50%	12/31/16	1,437	1,363	1,447	0.63
Senior Secured Term Loan B	L+9.50% (1.50% Floor)		11.00%	12/31/16	7,929	7,898	7,802	3.41
					9,366	9,261	9,249	4.04
Electronic Equipment & Instruments
AGS, LLC Senior Secured Term Loan	L+10.00% (1.5% Floor)		11.5%	8/15/16	17,309	16,662	16,098	7.03
Initial Delayed Draw	L+10.00% (1.5% Floor)		11.5%	8/15/16	1,129	1,087	1,050	0.46
Secondary Delayed Draw	L+10.00% (1.5% Floor)		N/A(5)	8/15/16	—	—	—	—
					18,438	17,749	17,148	7.49
Apparel, Accessories & Luxury Goods
St. John Knits International, Inc. Senior Secured Term Loan	N/A	(4)	13.00%	3/3/15	11,769	11,827	12,040	5.26
Total Investments(6)					$181,624	$180,377	$180,488	78.80%

(1)	The investments bear interest at a rate that may be determined by reference to LIBOR “L” which resets monthly, quarterly or semiannually.
(2)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.
(3)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.
(4)	Interest rate is fixed and accordingly the spread above the index is not applicable.
(5)	The entire commitment was unfunded at December 31, 2012. The Company earns a commitment fee of 5.00% on the unfunded amount.
(6)	Except for GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd., the investments provide collateral for the Credit Facility.

See notes to the consolidated financial statements

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 1 — ORGANIZATION

WhiteHorse Finance, Inc. (“WhiteHorse Finance” and, together with its subsidiaries, the “Company”) is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for tax purposes, WhiteHorse Finance intends to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.

WhiteHorse Finance, LLC was organized as a limited liability company under the laws of Delaware on December 28, 2011 and commenced operations effective January 1, 2012. At the commencement of operations and up to the completion of its initial public offering (the “IPO”), H.I.G. Bayside Debt & LBO Fund II, L.P. (“Bayside II”) and H.I.G. Bayside Loan Opportunity Fund II, L.P. (“Loan Fund II” and, together with Bayside II, the “Bayside Loan Funds”) owned 55.1% and 44.9% of the Company, respectively. On December 4, 2012, WhiteHorse Finance, LLC converted from a Delaware limited liability company to a Delaware corporation, leaving WhiteHorse Finance, Inc. as the surviving entity (the “BDC Conversion”). As a result of the BDC Conversion, the Bayside Loan Funds received 7,826,284 shares of common stock in WhiteHorse Finance, Inc.

On December 4, 2012, WhiteHorse Finance priced its IPO, selling 6,666,667 million shares at a public offering price of $15.00 per share. Concurrent with the IPO, the Company’s directors, officers, investment adviser, the managers of its investment adviser and their immediate family members or entities owned by, or family trusts for the benefit of, such persons, purchased an additional 472,673 shares through a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) (the “Concurrent Private Placement”), at $15.00 per share

The Company’s investment objective is to generate attractive risk-adjusted returns primarily by originating and investing in senior secured loans, including first lien and second lien facilities, to performing small-cap companies across a broad range of industries that typically carry a floating interest rate based on the London Interbank Offered Rate (“LIBOR”). It may also opportunistically make investments at other levels of a company’s capital structure, including mezzanine loans or equity interests and may receive warrants to purchase common stock in connection with its debt investments.

WhiteHorse Finance’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC (“WhiteHorse Advisers”), an affiliate of the Bayside Loan Funds. Prior to December 4, 2012, Bayside Capital, Inc., also an affiliate of the Bayside Loan Funds, served as the investment adviser through an interim advisory agreement. H.I.G. WhiteHorse Administration, LLC (“WhiteHorse Administration”), an affiliate of the Bayside Loan Funds, provides administrative services necessary for the Company to operate.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and include WhiteHorse Finance, Inc., its wholly owned subsidiary, WhiteHorse Finance Warehouse, LLC and its subsidiary Bayside Financing S.A.R.L. All significant intercompany balances and transactions and have been eliminated.

Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the financial statements. Actual results could differ from those estimates.

Fair Value of Financial Instruments:  The Company determines the fair value of its financial instruments in accordance with Accounting Standards Codification (“ASC”) Topic 820 — Fair Value Measurements and Disclosures. ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments are measured at fair value as determined in good faith by the Company’s investment committee, generally on a quarterly basis, reviewed by the audit committee of the board of directors and ultimately approved by the board of directors, based on, among other factors, consistently applied valuation procedures on each measurement date. Any changes to the valuation methodology are reviewed by management and the Company’s board of directors to confirm that the changes are justified. The Company continues to review and refine its valuation procedures in response to market changes.

The Company engages an independent external valuation firm to periodically review material investments. This external review is used by the investment committee to review the Company’s internal valuation of each investment over the year.

Investment Transactions:  The Company records investment transactions on a trade date basis. These transactions may settle subsequent to the trade date depending on the transaction type. Certain expenses related to legal and tax consultation, due diligence, rating fees, valuation expenses and independent collateral appraisals may arise when the Company makes certain investments. These expenses are recognized in the statement of operations as they are incurred.

Revenue Recognition:  The Company’s revenue recognition policies are as follows:

Sales:  Realized gains or losses on the sales of investments are calculated by using the specific identification method.

Interest Income:  Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. The Company may also receive closing, commitment, prepayment, amendment and other fees from portfolio companies in the ordinary course of business. Closing fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan closing fees are recorded as part of interest income. Commitment fees are based upon the undrawn portion committed by the Company and are recorded as interest income on an accrual basis. Prepayment, amendment and other fees are recognized when earned, generally when such fees are receivable. Any such fees are included in interest income on the statement of operations. The Company may invest in loans that contain a payment-in-kind (“PIK”) provision. PIK interest is accrued at the contractual rates and added to loan principal on the reset dates.

Non-accrual:  Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. The Company may conclude that non-accrual status is not required if the loan has sufficient collateral value and is in the process of collection. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

Cash and Cash Equivalents:  Cash and cash equivalents include cash, deposits with financial institutions, and short-term liquid investments in money market funds with original maturities of three months or less.

Restricted Cash and Cash Equivalents:  Restricted cash and cash equivalents include amounts that are collected and held by the trustee appointed as custodian of the assets securing the Company’s credit facility.

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Restricted cash is held by the trustee for the payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. Restricted cash that is not principal in nature is transferred to unrestricted cash accounts by the trustee once a quarter after the payment of operating expenses and amounts due under the credit facility.

Organizational and Offering Costs:  The Company incurred legal, accounting, regulatory, investment banking and other costs during its initial start up phase and associated with its IPO. Organizational costs are expensed as incurred. Offering costs were deferred and charged against paid-in capital in excess of par on completion of the IPO.

Deferred Financing Costs:  Deferred financing costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized using the effective interest method and are included in interest expense in the consolidated statements of operations over the estimated life of the borrowings.

Income Taxes:  Prior to the BDC Conversion on December 4, 2012, the Company was treated as a partnership for U.S. federal and state income tax purposes and did not incur income taxes. Accordingly, no provision for income taxes has been made in the accompanying financial statements, as each member is individually responsible for reporting income or loss, to the extent required by U.S. federal income tax laws and regulations, based upon its respective share of the Company’s revenues and expenses as reported for income tax purposes.

Subsequent to the BDC Conversion, and for the period from December 4, 2012, to December 31, 2012, the Company intends to elect to be treated as a RIC under Subchapter M of the Code. In order to qualify as a RIC, among other requirements, the Company is required to distribute at least 90% of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, the Company is generally required to pay a nondeductible excise tax equal to 4% of the amount by which (1) 98% of ordinary income for the calendar year, (2) 98.2% of capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which the Company paid no U.S. federal income tax exceed distributions for the year. The Company accrues estimated excise tax on the amount that estimated taxable income is expected to exceed the level of stockholder distributions described above.

The Company’s tax returns are subject to examination by federal, state and local taxing authorities. Because many types of transactions are susceptible to varying interpretations under U.S. federal and state income tax laws and regulations, the amounts reported in the accompanying consolidated financial statements may be subject to change at a later date by the respective taxing authorities.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more-likely-than-not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statement is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority.

Penalties or interest that may be assessed related to any income taxes would be classified as other operating expenses in the financial statement. The Company has no amounts accrued for interest or penalties on December 31, 2012. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next twelve months.

Dividends and Distributions:  Dividends and distributions to common stockholders are recorded on the ex-dividend date. Quarterly dividend payments are determined by the board of directors and are generally

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

based upon taxable earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company maintains an “opt out” dividend reinvestment plan for common stockholders. As a result, if the Company declares a dividend or other distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

Earnings per Share:  The Company calculates earnings per share as earnings available to stockholders divided by the weighted average number of shares outstanding during the period. Prior to December 4, 2012, the Company did not have common stock outstanding, and therefore earnings per share and weighted average shares outstanding information for periods that include financial results prior to December 4, 2012 are not meaningful.

Risks and Uncertainties:  In the normal course of business, the Company encounters primarily two significant types of economic risks: credit and market. Credit risk is the risk of default on the Company’s investments that result from an issuer’s, borrower’s or derivative counterparty’s inability or unwillingness to make contractually required payments. Market risk reflects changes in the value of investments due to changes in interest rates, spreads or other market factors, including the value of the collateral underlying investments held by the Company. Management believes that the carrying value of its investments are fairly stated, taking into consideration these risks along with estimated collateral values, payment histories and other market information.

Newly Adopted Accounting Standards:  In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). This guidance represents the converged guidance of the FASB and the International Accounting Standards Boards (together, the “Accounting Boards”), on fair value measurement. The collective efforts of the Accounting Boards reflected in this guidance have resulted in common requirements for measuring fair value and for disclosing information about fair value measurements, including a consistent meaning of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values. The Accounting Boards have concluded the common requirements will result in greater comparability of fair value measurements presented and disclosed in financial statement prepared in accordance with GAAP and IFRSs. The amendments to the FASB codification in this guidance are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011. Early application by public entities is not permitted. The Company adopted this guidance as of January 1, 2012, and the disclosures are included in Note 3.

As permitted by Section 7(a)(2)(B) of the Securities Act, the Company has elected to defer the adoption of new and revised accounting standards applicable to public companies until they are also applicable to private companies. There are currently no such standards being deferred that will, in management’s opinion, have a material impact on the consolidated financial statements.

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 3 — FAIR VALUE MEASUREMENTS

Accounting standards establish a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1:  Quoted prices (unadjusted) for identical assets or liabilities in active public markets that the entity has the ability to access as of the measurement date.

Level 2:  Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:  Significant unobservable inputs that reflect a reporting entity’s own assumptions about what market participants would use in pricing an asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the financial instrument.

Fair value for each investment is derived using a combination of valuation methodologies that, in the judgment of the investment committee of the Company’s investment adviser are most relevant to such investment, including, without limitation, being based on one or more of the following: (i) market prices obtained from market makers for which the investment committee has deemed there to be enough breadth (number of quotes) and depth (firm bids) to be indicative of fair value, (ii) the price paid or realized in a completed transaction or binding offer received in an arms’-length transaction, (iii) a discounted cash flow analysis, (iv) the guideline public company method, (v) the similar transaction method or (vi) the option pricing method.

The following table presents investments (as shown on the schedule of investments) that have been measured at fair value as of December 31, 2012:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
		($ in thousands)
Senior Secured Term Loans	—	—	$180,488	$180,488

The securities measured at fair value during 2012 are senior secured loans and a senior unsecured note. The portfolio companies underlying the term loans are located in the United States. The weighted average remaining term of the Company’s debt investments was approximately 2.5 years as of December 31, 2012.

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

The following table presents the changes in investments measures at fair value using Level 3 inputs for the year ended December 31, 2012:

	Senior Secured Term Loans	Senior Unsecured Note (in thousands)	Total Investments
Balance at January 1, 2012	$—	$—	$—
Contributed investments	299,605	8,580	308,185
Originations	18,584	—	18,584
Purchases	56,337	5,141	61,478
Non-cash interest income	5,510	—	5,510
Amortization of discount	6,794	215	7,009
Distributed investments	(89,588)	(13,338)	(102,926)
Proceeds from pay downs	(108,225)	—	(108,225)
Sales	(6,484)	—	(6,484)
Net realized loss	(2,156)	(598)	(2,754)
Net unrealized appreciation	111	—	111
Balance at December 31, 2012	$180,488	$—	$180,488

The significant unobservable inputs used in the fair value measurement of the Company’s term loans are the discount rate, market quotes and arms’-length transaction price. Significant increase in the discount rate for an investment would result in a significantly lower fair value measurement. Significant increase in the market quotes price would result in a significant increase in the fair value measurement.

Quantitative Information about Level 3 fair value measurements is as follows:

Investment Type	Fair Value at December 31, 2012	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)
		($ in thousands)
Senior Secured Term Loans	$180,488	Discounted Cash Flow	Discount Rate	7.6% – 27.7% (16.0%)
		Consensus Pricing	Market Quotes	100.9% – 102.3% (101.9%)

Valuation of investments may be determined by weighting various valuation techniques. Significant judgment is required in selecting the assumptions used to determine the fair values of these investments. At December 31, 2012, four of Level 3 investments were valued using a discounted cash flow technique and the remaining four were valued by applying a weighted approach across several techniques.

The valuation methods selected for a particular investment are based on the circumstances and on the level of sufficient data available to measure fair value. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. A fair value measurement is the point within that range that is most representative of fair value in the circumstances.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the nature of the instrument, whether the instrument is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 3 — FAIR VALUE MEASUREMENTS  – (continued)

The determination of fair value using the selected methodologies takes into consideration a range of factors including, but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public and private exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment, compliance with agreed upon terms and covenants, and assessment of credit ratings of an underlying borrower. These valuation methodologies involve a significant degree of judgment to be exercised.

As it relates to investments which do not have an active public market, there is no single standard for determining the estimated fair value. Valuations of privately held investments are inherently uncertain, and they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed.

In some cases, fair value for such investments is best expressed as a range of values derived utilizing different methodologies from which a single estimate may then be determined. Consequently, fair value for each investment may be derived using a combination of valuation methodologies that, in the judgment of the investment professionals, are most relevant to such investment. The selected valuation methodologies for a particular investment are consistently applied on each measurement date. However, a change in a valuation methodology or its application from one measurement date to another is possible if the change results in a measurement that is equally or more representative of fair value in the circumstances.

NOTE 4 — BORROWINGS

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. As of December 31, 2012, the Company’s asset coverage for borrowed amounts was 262.2%.

Credit Facility:  On September 27, 2012, the Company entered into a $150,000 revolving credit and security agreement with Natixis, New York Branch, acting as facility agent (the “Credit Facility”) and on the same date drew $51,250. In connection with this agreement, WhiteHorse Finance Warehouse, LLC pledged securities with a fair value of $144,054 as of December 31, 2012, as collateral for the Credit Facility. The Credit Facility bears interest at the daily commercial paper rate plus 2.25% on outstanding borrowings. The Company also incurs a commitment fee of 1.00% per annum on any undrawn balance. The Credit Facility has a final maturity date of September 27, 2020. Under the Credit Facility, the Company has made certain customary representations and warranties, and is required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature. At December 31, 2012, the Company had $51,250 outstanding borrowings and $98,750 undrawn under the Credit Facility. The Company’s ability to draw down undrawn funds under the Credit Facility is determined by collateral and portfolio quality requirements stipulated in the credit and security agreement. At December 31, 2012, $4,538 was available to be drawn by the Company based on these requirements.

Unsecured Term Loan:  On November 8, 2012, the Company entered into a $90,000 unsecured term loan agreement with Citibank, N.A., as the sole lead arranger, and Loan Fund II, as guarantor. The unsecured term loan has a stated maturity date of July 3, 2014. Under the terms of the unsecured term loan, with respect to which the Company pledged no collateral to the lenders, the Company is required to pay interest monthly at an annual rate of LIBOR plus 2.75% per year, except at its option and under certain other circumstances at one of several other interest rates. The unsecured term loan is subject to customary covenants and events of default, such as failure to pay the principal of, or interest on, the unsecured term loan, certain events of bankruptcy, insolvency or reorganization occur or a payment default under certain of our other debt obligations. The unsecured term loan includes customary restrictions that limit the Company’s ability to pay

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 4 — BORROWINGS  – (continued)

dividends under certain circumstances, to merge with another entity unless it is the surviving entity following the merger and to amend its organizational documents. Loan Fund II has guaranteed the Company’s obligation to make payments under the unsecured term loan. Loan Fund II, as the guarantor of the unsecured term loan, has the right to require the lenders to assign the loan to it under certain circumstances. The Company is permitted to prepay amounts outstanding under the unsecured term loan in whole or in part without penalty.

NOTE 5 — RELATED PARTY TRANSACTIONS

Interim Investment Advisory Agreement:  Prior to the BDC Conversion, Bayside Capital, LLC, an affiliate of the Bayside Loan Funds, served as the interim investment adviser for the Company through an interim advisory agreement (the “Interim Investment Advisory Agreement”). Under the Interim Investment Advisory Agreement, the interim investment adviser provided investment management services to the Company prior to the completion of its IPO. The Interim Investment Advisory Agreement waives all fees payable by the Company and, as a result, no fees were paid or are due to Bayside Capital, LLC. The Interim Investment Advisory Agreement was terminated effective December 4, 2012, and replaced by the investment advisory agreement described below.

Investment Advisory Agreement:  WhiteHorse Advisers serves as the Company’s investment adviser in accordance with the terms of an investment advisory agreement (the “Investment Advisory Agreement”). Subject to the overall supervision of the Company’s board of directors, the investment adviser manages the day-to-day operations of, and provides investment management services to, the Company. Under the terms of the Investment Advisory Agreement, WhiteHorse Advisers:

•	determines the composition of the investment portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments the Company makes (including performing due diligence on the Company’s prospective portfolio companies); and
•	closes, monitors and administers the investments the Company makes, including the exercise of any voting or consent rights.

In addition, WhiteHorse Advisers provides the Company with access to personnel and an investment committee. Under the Investment Advisory Agreement, the Company pays WhiteHorse Advisers a fee for investment management services consisting of a base management fee and an incentive fee.

Management Fee

The base management fee is calculated at an annual rate of 2.0% of consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, and is payable quarterly in arrears. The base management fee is calculated based on the average carrying value of the Company’s consolidated gross assets, including cash and cash equivalents and assets purchased with borrowed funds, at the end of the two most recently completed calendar quarters, appropriately adjusted for any share issuances or repurchases during the quarter. The management fees for any partial month or quarter is appropriately pro rated. The investment adviser has agreed to exclude cash and cash equivalents from the calculation of the base management fee for the calendar quarter ended December 31, 2012, and for the calendar quarters ending March 31, 2013, June 30, 2013 and September 30, 2013.

Incentive Fee

The incentive fee consists of two components that are independent of each other, except as provided by the incentive fee cap and deferral mechanism discussed below.

The calculations of these two components, referred to collectively as the “Income and Capital Gain Incentive Fee Calculations,” have been structured to include a fee limitation such that no incentive fee will be

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 5 — RELATED PARTY TRANSACTIONS  – (continued)

paid to the investment adviser for any quarter if, after such payment, the cumulative incentive fees paid to the investment adviser for the period that includes the current fiscal quarter and the 11 full preceding fiscal quarters, referred to as the “Incentive Fee Look-back Period,” would exceed 20.0% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period. Each quarterly incentive fee is subject to the Incentive Fee Cap and a deferral mechanism through which the investment adviser may recap a portion of such deferred incentive fees, which is referred to together as the “Incentive Fee Cap and Deferral Mechanism.”

The Incentive Fee Look-back Period commenced on January 1, 2013. Prior to January 1, 2016, the Incentive Fee Look-back Period will consist of fewer than 12 full fiscal quarters.

The deferral component of the Incentive Fee Cap and Deferral Mechanism may cause incentive fees that accrued during one fiscal quarter to be paid to the investment adviser at any time during the 11 full fiscal quarters following such initial full fiscal quarter.

This limitation is accomplished by subjecting each incentive fee payable to a cap, which is referred to as the “Incentive Fee Cap.” The Incentive Fee Cap in any quarter is equal to (a) 20.0% of Cumulative Pre-Incentive Fee Net Return (as defined below) during the Incentive Fee Look-back Period less (b) cumulative incentive fees of any kind paid to the investment adviser during the Incentive Fee Look-back Period. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, the Company will pay no incentive fee to our investment adviser in that quarter. The Company will only pay incentive fees to the extent allowed by the Incentive Fee Cap and Deferral Mechanism. To the extent that the payment of incentive fees is limited by the Incentive Fee Cap and Deferral Mechanism, the payment of such fees may be deferred and paid in subsequent quarters up to three years after their date of deferment, subject to applicable limitations included in the Investment Advisory Agreement.

The “Cumulative Pre-Incentive Fee Net Return” refers to the sum of (a) Pre-Incentive Fee Net Investment Income for each period during the Incentive Fee Look-back Period and (b) the sum of cumulative realized capital gains, cumulative realized capital losses, cumulative unrealized capital depreciation and cumulative unrealized capital appreciation during the applicable Incentive Fee Look-back Period.

The first component, which is income-based, is calculated and payable quarterly in arrears, commencing with the quarter beginning January 1, 2013, based on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to the Incentive Fee Cap and Deferral Mechanism. For this purpose, “Pre-Incentive Fee Net Investment Income” means, in each case on a consolidated basis, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The operation of the first component of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to the Company’s investment adviser in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the “Hurdle Rate” of 1.75% (7.00% annualized);
•	100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. This portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle Rate but is less than 2.1875%)

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 5 — RELATED PARTY TRANSACTIONS  – (continued)

is referred to as the “catch-up.” The effect of the catch-up is that, if such Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter, the investment adviser will receive 20% of such Pre-Incentive Fee Net Investment Income as if the Hurdle Rate did not apply; and
•	20% of the amount of such Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle Rate is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income).

The portion of such incentive fee that is attributable to deferred interest (such as payment-in-kind, or PIK, interest or original issue discount) will be paid to the investment adviser, together with interest from the date of deferral to the date of payment, only if and to the extent that the Company actually receives such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter.

There is no accumulation of amounts on the Hurdle Rate from quarter to quarter and, accordingly, there is no clawback of amounts previously paid if subsequent quarters are below the quarterly Hurdle Rate and there is no delay of payment if prior quarters are below the quarterly Hurdle Rate. Since the Hurdle Rate is fixed, as interest rates rise, it will be easier for the investment adviser to surpass the Hurdle Rate and receive an incentive fee based on Pre-Incentive Fee Net Investment Income.

Net investment income used to calculate this component of the incentive fee is also included in the amount of consolidated gross assets used to calculate the 2.0% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second component, the capital gains component of the incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on January 1, 2013, and will equal 20% of cumulative aggregate realized capital gains from January 1, 2013 through the end of that calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees and subject to the Incentive Fee Cap and Deferral Mechanism. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. The capital gains component of the incentive fee is not subject to any minimum return to stockholders.

Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss subject to the Incentive Fee Cap and Deferral Mechanism. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the Hurdle Rate, it will pay the applicable incentive fee even after incurring a loss in that quarter due to realized and unrealized capital losses.

The Company incurred base management fees of $306 during the period from January 1, 2012 (commencement of operations) to December 31, 2012.

Administration Agreement:  Pursuant to the Administration Agreement, WhiteHorse Administration furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services to enable the Company to operate. WhiteHorse Administration also provides the Company with access to the resources necessary for it to perform its obligations as collateral manager of WhiteHorse Warehouse under the Credit Facility. Under the Administration Agreement, WhiteHorse Administration performs, or oversees the

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 5 — RELATED PARTY TRANSACTIONS  – (continued)

performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports to its stockholders and reports filed with the Securities and Exchange Commission. In addition, WhiteHorse Administration assists the Company in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the Administration Agreement equal an amount based upon the Company’s allocable portion of WhiteHorse Administration’s overhead in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief compliance officer, chief operating officer and chief financial officer along with their respective staffs. Under the Administration Agreement, WhiteHorse Administration also provides on the Company’s behalf managerial assistance to those portfolio companies to which the Company is required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that WhiteHorse Administration outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any profit to WhiteHorse Administration.

The Company incurred allocated administrative expenses of $109 during the period from January 1, 2012 (commencement of operations) to December 31, 2012. Substantially all the Company’s payments of operating expenses to third parties were made by a related party, for which it received reimbursement from the Company.

Securities Transactions with Related Parties:  Prior to the BDC Conversion and the IPO, the Company distributed $267,826 to its members. The distributions were in the form of (i) $163,986 in cash funded by the proceeds from the Credit Facility and the unsecured term loan as well as cash generated in the ordinary course of business and (ii) the distribution of all of the Company’s investments and the associated interest receivable balances in three portfolio companies, which had a fair value of $103,840 as of the distribution dates. The Company recognized realized losses of $2,864 in the consolidated statement of operations related to the sales.

Due From Related Parties:  At December 31, 2012, the Company owed interest and principal proceeds of $1 in settlement of transactions related to securities acquired from or contributed by related parties during the period. This amount is included in accounts payable and accrued expenses in the consolidated balance sheet.

Co-investments with Related Parties:  At December 31, 2012, certain officers or employees affiliated with or employed by the Bayside Loan Funds and their related entities maintain co-investments in the investments of $2,681.

NOTE 6 — COMMITMENT AND CONTINGENCIES

Commitments:  The Company had outstanding commitments to fund investments totaling $1,128 as of December 31, 2012.

Indemnification:  In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not occurred. The Company expects the risk of any future obligation under these indemnifications to be remote.

Legal proceedings:  In the normal course of business, the Company, the investment adviser and the administrator may be subject to legal and regulatory proceedings that are generally incidental to its ongoing

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 6 — COMMITMENT AND CONTINGENCIES  – (continued)

operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any such disposition will have a material adverse effect on the Company’s consolidated financial statements.

NOTE 7 — FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the year ended December 31, 2012:

Per share data:(1)
Net asset value, beginning of year	N/A
Issuance of common stock	N/A
Offering costs	N/A
Net investment income	N/A
Net realized and unrealized loss on investments	N/A
Net decrease in net assets resulting from operations	N/A
Dividends declared	N/A
Net asset value, end of year	$15.30
Total return based on market value(2)	6.55%
Total return based on net asset value	15.85%
Net assets, end of period	$229,049
Per share market value at December 31, 2012	$14.81
Shares outstanding end of year	14,965,624
Ratios/Supplemental Data:
Expenses without incentive fees	1.04%
Incentive fees	0.00%
Total expenses	1.04%
Net investment income	16.91%
Portfolio turnover ratio	86.01%

(1)	Calculated using the average shares outstanding method.
(2)	Total return is based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with the dividend reinvestment plan.

Prior to December 4, 2012, the Company did not have common stock outstanding, and, therefore, per share information for periods that include financial results prior to December 4, 2012 are not meaningful.

Financial highlights are calculated for each securities class taken as a whole. An individual stockholder’s return and ratios may vary based on the timing of capital transactions. For the year ended December 31, 2012, the Company incurred $406 of organization costs, which were deemed to be non-recurring.

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 8 — INCOME TAXES

As of December 31, 2012, the reconciliation of net increase in net assets resulting from operations to taxable income is as follows:

Net increase in net assets resulting from operations	$2,162
Change in net unrealized depreciation on investments	525
Other book-to-tax differences	(392)
Taxable income before deductions for distributions	$2,295

For the period from December 4, 2012 to December 31, 2012, the Company had taxable income that exceeded distributions made from such income of approximately $679. The Company elected to carry forward the excess for distribution to stockholders in 2012 for U.S. federal income tax purposes. The Company accrued $22 for excise tax on undistributed taxable income.

The tax character of distributions for the year ended December 31, 2012 was as follows:

Ordinary income	$1,616	100.0%
Long-term capital gains	—	—
Return of capital	—	—
Total distributions	$1,616	100.0%

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the current fiscal year, permanent differences due to nondeductible excise tax resulted in a net increase in undistributed net investment income and a net decrease in additional paid-in-cash capital. This reclassification had no net effect on net assets.

As of December 31, 2012, the tax basis components of distributable earnings were as follows:

Undistributed ordinary income	$679
Post October short-term capital loss deferred	(71)
Net unrealized depreciation on investments	(20)
Other temporary differences	(20)
Total distributable earnings	$568

The tax cost of investments was $180,507 and the net unrealized depreciation on investments on a tax basis was $20 as of December 31, 2012.

Tax information for the period from December 4, 2012 to December 31, 2012 is an estimate and will not be finally determined until the Company files its 2012 tax return in September 2013.

The Company did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes, nor did the Company have any unrecognized tax benefits as of the period presented herein. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service.

WhiteHorse Finance, Inc.
Notes to Consolidated Financial Statements
December 31, 2012
(in thousands, except share and per share data)

NOTE 9 — SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table sets forth, for the periods indicated, certain consolidated quarterly financial information. This information is derived from the Company’s unaudited financial statements which include, in the opinion of management, all normal recurring adjustments which management considers necessary for a fair presentation of the results for such periods. The results for any quarter are not necessarily indicative of results for future periods.

	2012
	Q4	Q3	Q2	Q1
Total investment income	$15,932	$10,212	$9,500	$9,149
Net investment income	13,727	10,147	9,356	8,971
Net realized and unrealized (loss) gain on investments	(5,753)	1,019	1,891	200
Net increase in net assets resulting from operations	7,975	11,166	11,246	9,171

Prior to December 4, 2012, the Company did not have common stock outstanding, and, therefore, per share information for periods that include financial results prior to December 4, 2012 are not meaningful.

Through and including            , 2013 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in the offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

$30,000,000

% Senior Notes due

WhiteHorse Finance, Inc.

PROSPECTUS

Deutsche Bank Securities	Keefe, Bruyette & Woods A Stifel Company	Citigroup

Barclays	BB&T Capital Markets

Sterne Agee	Wunderlich Securities

           , 2013

WHITEHORSE FINANCE

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

The following financial statements of WhiteHorse Finance, Inc. (the “Company” or the “Registrant”) are included in Part A of this Registration Statement.

WHITEHORSE FINANCE, INC.

(2)	Exhibits

(a)(1)	Certificate of Formation(1)
(a)(2)	Form of Certificate of Incorporation(1)
(b)(1)	Limited Liability Company Agreement(1)
(b)(2)	Form of Bylaws(1)
(c)	Not applicable
(d)(1)	Form of Stock Certificate(1)
(d)(2)	Form of % Senior Notes due (included as part of Exhibit (d)(3))(1)
(d)(3)	Form of Indenture(1)
(d)(4)	Form T-1 Statement of Eligibility with respect to the Form of Indenture(1)
(e)	Dividend Reinvestment Plan(1)
(f)	Not applicable
(g)	Amended Form of Investment Advisory Agreement between Registrant and H.I.G. WhiteHorse Advisers, LLC(1)

(h)	Form of Underwriting Agreement(1)
(i)	Not applicable
(j)	Form of Custody Agreement(1)
(k)(1)	Certificate of Appointment of Transfer Agent(1)
(k)(2)	Form of Administration Agreement between Registrant and H.I.G. WhiteHorse Administration, LLC(1)
(k)(3)	Form of Trademark License Agreement between the Registrant and Bayside Capital, Inc.(1)
(k)(4)	Form of Subscription Agreement between Registrant and Private Placement Investors in Concurrent Private Placement(1)
(k)(5)	Form of Revolving Credit and Security Agreement(1)
(k)(6)	Form of Loan Sale and Contribution Agreement(1)
(k)(7)	Form of Collateral Management Agreement(1)
(k)(8)	Form of Risk Retention Letter(1)
(k)(9)	Form of Term Loan Agreement(1)
(k)(10)	Form of Term Loan Note in favor of Citibank, N.A.(1)
(k)(11)	Form of Term Loan Note in favor of Deutsche Bank Trust Company Americas(1)
(k)(12)	Amendment to Term Loan Agreement
(l)	Opinion and Consent of Dechert LLP, special counsel for Registrant(1)
(m)	Not applicable
(n)	Independent Registered Public Accounting Firm Consent
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of WhiteHorse Finance, LLC(1)
(r)(2)	Code of Ethics of H.I.G. WhiteHorse Advisers, LLC(1)

(1)	Previously filed.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission registration fee	$6,820
The NASDAQ Global Select Market listing fee	$11,000
FINRA filing fee	$8,000
Accounting fees and expenses	$50,000	(1)
Legal fees and expenses	$185,000	(1)
Printing and engraving	$40,000	(1)
Miscellaneous fees and expenses	$—	(1)
Total	$300,820	(1)

(1)	These amounts are estimates.

All of the expenses set forth above will be borne by the Company.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The Registrant owns 100% of the limited liability company interests of WhiteHorse Finance Warehouse LLC, a Delaware limited liability company. In addition, the Registrant owns 97% of the ordinary shares of Bayside Financing S.A R.L. a private limited liability company organized under the laws of the Grand-Duchy of Luxembourg. Both subsidiaries are included in the Registrant’s consolidated financial statements as of December 31, 2012.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company’s common stock as of July 1, 2013.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	21

ITEM 30. INDEMNIFICATION

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Registrant has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the registrant will be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940 Act, as amended, or the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, WhiteHorse Advisers (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, WhiteHorse Administration and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of WhiteHorse Administration’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The Underwriting Agreement provides that each underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) with respect to any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by us or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative[s] specifically for use therein.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-76984), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated under it are maintained at the offices of:

(1)	the Registrant, WhiteHorse Finance, LLC, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131;
(2)	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;
(3)	the Custodian, The Bank of New York Mellon, One Wall Street, New York, New York 10286;
(4)	the Trustee, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219; and
(5)	the Adviser, H.I.G. WhiteHorse Advisers, LLC, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

1.	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
2.	Not applicable.
3.	The Registrant undertakes, in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof; and further, if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, to file a post-effective amendment to set forth the terms of such offering;
4.	Not applicable.
5.	The Registrant undertakes that:
(a)	For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.
(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-effective Amendment No. 3 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, in the State of Texas, on this 10th day of July, 2013.

WHITEHORSE FINANCE, INC.

By:	/s/ Jay Carvell

Name:  Jay Carvell
Title:   Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-effective Amendment No. 3 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title
/s/ Jay Carvell Jay Carvell	Chief Executive Officer (principal executive officer)	July 10, 2013
/s/ Alastair G.C. Merrick Alastair G.C. Merrick	Chief Financial Officer, Treasurer (principal financial and accounting officer)	July 10, 2013
* John Bolduc	Chairman of the Board of Directors	July 10, 2013
* Rick D. Puckett	Director	July 10, 2013
* Thomas C. Davis	Director	July 10, 2013
* Alexander W. Pease	Director	July 10, 2013
*	Signed by Jay Carvell pursuant to a power of attorney signed by each individual and filed with the Registration Statement on Form N-2 filed on April 8, 2013.